Filed pursuant to Rule 497(b)

                        COLUMBIA CONTRARIAN INCOME FUND

                             ONE FINANCIAL CENTER,

                        BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


I am writing to ask for your vote on the proposed acquisition of the Columbia Contrarian Income Fund (the "Contrarian Income Fund") by the Columbia Quality Plus Bond Fund. At a special meeting of shareholders on March 1, 2005, you will be asked to vote on your fund's acquisition.


The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the parent company of the investment advisor to the Columbia funds. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with generally similar investment strategies, Columbia can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia recommended the acquisition of your fund to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.


Should your fund's merger be approved and other conditions to the acquisition satisfied, your current fund investment will be exchanged, without immediate tax consequences, for an equal investment (that is, dollar value) in Columbia Quality Plus Bond Fund. You will receive shares of the Columbia Quality Plus Bond Fund of the same class as the shares you currently own. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.



THE TRUSTEES OF THE CONTRARIAN INCOME FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF THE CONTRARIAN INCOME FUND BY THE COLUMBIA QUALITY PLUS BOND FUND.


YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President


February 1, 2005

746-19/086U-0105

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS


                            TO BE HELD MARCH 1, 2005


                        COLUMBIA CONTRARIAN INCOME FUND

                          C/O COLUMBIA FUNDS TRUST III

                              ONE FINANCIAL CENTER
                          BOSTON, MASSACHUSETTS 02111
                                 1-800-426-3750


NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Columbia Contrarian Income Fund (the "Contrarian Income Fund") will be held at 2:00 p.m. Eastern Time on Tuesday, March 1, 2005, at the offices of the Contrarian Income Fund, One Financial Center, Boston, Massachusetts 02111, for the following purposes:


1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Contrarian Income Fund to, and the assumption of all of the liabilities of the Contrarian Income Fund by, Columbia Quality Plus Bond Fund the ("Quality Plus Bond Fund"), in exchange for shares of the Quality Plus Bond Fund, and (ii) the distribution of such shares to the shareholders of the Contrarian Income Fund in complete liquidation of the Contrarian Income Fund.

2. To consider and act upon such other matters that properly come before the meeting or any adjourned session of the meeting.


Shareholders of record of the Contrarian Income Fund at the close of business on December 1, 2004, are entitled to notice of and to vote at the meeting and any adjourned session.


                                              By Order of the Board of Trustees,

                                                   R. Scott Henderson, Secretary


                                                                February 1, 2005


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                           PROSPECTUS/PROXY STATEMENT
                               DECEMBER 24, 2004

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                        COLUMBIA CONTRARIAN INCOME FUND

                          C/O COLUMBIA FUNDS TRUST III
                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-800-426-3750


                        BY AND IN EXCHANGE FOR SHARES OF


                        COLUMBIA QUALITY PLUS BOND FUND

                          C/O COLUMBIA FUNDS TRUST III
                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-800-426-3750

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    4
PROPOSAL 1 -- ACQUISITION OF COLUMBIA CONTRARIAN INCOME FUND
  BY COLUMBIA QUALITY PLUS BOND FUND........................   13
  The Proposal..............................................   13
  Principal Investment Risks................................   13
  Information about the Acquisition.........................   14
GENERAL.....................................................   21
  Voting Information........................................   21
  Information About Proxies and the Conduct of the
    Meeting.................................................   21
Appendix A -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Columbia Contrarian
              Income Fund...................................  A-1
Appendix B -- Capitalization................................  B-1
Appendix C -- Principal Investment Risks....................  C-1
Appendix D -- Information Applicable to Columbia Quality
              Plus Bond Fund................................  D-1
Appendix E -- Financial Highlights for Columbia Quality Plus
              Bond Fund.....................................  E-1
Appendix F -- Fund Information..............................  F-1



This Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization dated December 17, 2004, among Columbia Funds Trust III (the "Trust"), on behalf of its Columbia Contrarian Income Fund series (the "Contrarian Income Fund") and its Columbia Quality Plus Bond Fund series (the "Quality Plus Bond Fund"), and Columbia Management Group, Inc. ("Columbia") (the "Agreement and Plan of Reorganization") relating to the proposed acquisition of the Contrarian Income Fund by the Quality Plus Bond Fund (the "Acquisition") at a

Special Meeting of Shareholders of the Contrarian Income Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on March 1, 2005, at the offices of the funds, One Financial Center, Boston, Massachusetts 02111. The funds are both registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.



Proposal 1 in this Prospectus/Proxy Statement relates to the acquisition of the Contrarian Income Fund by the Quality Plus Bond Fund. If the Acquisition occurs, you will become a shareholder of the Quality Plus Bond Fund. The Quality Plus Bond Fund seeks a high level of current income consistent with prudent risk of capital. If the Agreement and Plan of Reorganization is approved by the shareholders of your fund and the Acquisition occurs, the Contrarian Income Fund will transfer all of its assets and liabilities to the Quality Plus Bond Fund in exchange for shares of the Quality Plus Bond Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Contrarian Income Fund will be distributed pro rata to its shareholders of the corresponding class.



The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:



     - The Prospectuses of the Contrarian Income Fund dated August 1, 2004, as supplemented.


     - The Report of Independent Registered Public Accounting Firms and the financial statements included in the Annual Report to Shareholders of the Contrarian Income Fund dated March 31, 2004.

     - The financial statements included in the Semi-Annual Report to Shareholders of the Contrarian Income Fund dated September 30, 2004.


     - The Statement of Additional Information of the Quality Plus Bond Fund dated December 24, 2004, relating to this Prospectus/Proxy Statement.



The Contrarian Income Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of this report or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your fund at the address listed on the cover of this

Prospectus/Proxy Statement. Text-only versions of each fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in either fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             QUESTIONS AND ANSWERS


THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE. IF YOU HAVE QUESTIONS ABOUT THE ACQUISITION, PLEASE CALL 1-866-270-3134.


1. WHAT IS BEING PROPOSED?


The Trustees of Columbia Funds Trust III (the "Trust") are recommending in Proposal 1 that the Quality Plus Bond Fund acquire the Contrarian Income Fund. This means that the Quality Plus Bond Fund would acquire all of the assets and liabilities of the Contrarian Income Fund in exchange for shares of the Quality Plus Bond Fund. If the Acquisition is approved and consummated, shareholders of the Contrarian Income Fund will receive shares of the Quality Plus Bond Fund with a dollar value equal to the value of their Contrarian Income Fund shares as of the business day before the closing of the merger. The Acquisition is currently scheduled to take place on or around February 25, 2005, or on such other date as the parties may agree.(1)



2. WHY IS THE ACQUISITION BEING PROPOSED?



The Trustees of the Trust recommend approval of the Acquisition because it offers shareholders of the Contrarian Income Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Contrarian Income Fund. In reviewing the Acquisition, the Trustees also considered that, based on estimated expense ratios as of September 30, 2004, shareholders of Contrarian Income Fund are expected to bear expenses after its Acquisition that are higher than the expenses they currently bear (due to the voluntary waiver described in footnote 1 to the Annual Fund Operating Expenses table below), but lower than the expenses they would bear in the absence of the voluntary waiver.



Please review "Reasons for the Acquisition and Trustees' Considerations" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.



 (1) The parties have agreed to postpone the closing until March 18, 2005 or such other date as the parties may subsequently agree.

Shareholders of the Contrarian Income Fund should note that, although the investment goals and strategies of the Quality Plus Bond Fund are generally similar to those of the Contrarian Income Fund, there are differences in the investment style of the Contrarian Income Fund as compared to the Quality Plus Bond Fund. For example, the Contrarian Income Fund's investment strategy places a greater emphasis on an assessment by Columbia Management Advisers, Inc. ("Columbia Management"), the funds' adviser, of the intrinsic value of a security and the relationship between the intrinsic value and the security's market price. While each fund invests primarily in investment grade debt obligations, the Quality Plus Bond Fund invests most of its net assets in higher quality debt securities that have been assigned one of the top two ratings by one of the major rating agencies. Question 4 below provides more information comparing the investment goals, strategies and policies of the funds.



3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?



The following tables allow you to compare the sales charges, management fees and expenses of each fund and to analyze the estimated expenses for the combined fund in its first year following the Acquisition. The shareholder fees presented below for the Contrarian Income Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Columbia Funds Distributor, Inc., each fund's distributor. Annual Fund Operating Expenses are paid by each fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services.



The Annual Fund Operating Expenses shown in the table below represent expenses for each fund's most recent fiscal year (year ended April 30, 2004 for the Quality Plus Bond Fund and March 31, 2004 for the Contrarian Income Fund) and those projected for the combined fund after giving effect to the Acquisition.



Shareholders of the Contrarian Income Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Acquisition will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

                           CONTRARIAN INCOME FUND(1)

                                                    CLASS A   CLASS B   CLASS C   CLASS Z
Maximum sales charge (load) on purchases (%) (as a
  percentage of the offering price)                  4.75      0.00      0.00      0.00
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of the lesser
  of purchase price or redemption price)             1.00(2)   5.00      1.00      0.00
-----------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
  redeemed, if applicable)                           (3)       (3)       (3)       (3)


                           QUALITY PLUS BOND FUND(1)


                                                    CLASS A   CLASS B   CLASS C   CLASS Z
Maximum sales charge (load) on purchases (%) (as a
  percentage of the offering price)                  4.75      0.00      0.00      0.00
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of the lesser
  of purchase price or redemption price)             1.00(2)   5.00      1.00      0.00
-----------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
  redeemed, if applicable)                           (3)       (3)       (3)       (3)

                           QUALITY PLUS BOND FUND(1)
                              (pro forma combined)

                                                 CLASS A   CLASS B   CLASS C   CLASS Z
Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)         4.75      0.00      0.00      0.00
--------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of the
  lesser of purchase price or redemption price)   1.00(2)   5.00      1.00      0.00
--------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
  redeemed, if applicable)                        (3)       (3)       (3)       (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from fund assets)

                             CONTRARIAN INCOME FUND

                                                    CLASS A   CLASS B   CLASS C   CLASS Z
Management fee(1) (%)                                0.60      0.60      0.60      0.60
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)            0.25      1.00      1.00      0.00
-----------------------------------------------------------------------------------------
Other expenses(1) (%)                                0.64      0.64      0.64      0.64
-----------------------------------------------------------------------------------------
Total annual fund operating expenses(1) (%)          1.49      2.24      2.24      1.24


                             QUALITY PLUS BOND FUND



                                                    CLASS A   CLASS B   CLASS C   CLASS Z
Management fee(2)(4) (%)                             0.60      0.60      0.60      0.60
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)            0.25      1.00      1.00(3)   0.00
-----------------------------------------------------------------------------------------
Other expenses(2) (%)                                0.13      0.13      0.13      0.13
-----------------------------------------------------------------------------------------
Total annual fund operating expenses (%)             0.98      1.73      1.73(3)   0.73


                             QUALITY PLUS BOND FUND
                              (pro forma combined)


                                                    CLASS A   CLASS B   CLASS C   CLASS Z
Management fee(2)(4) (%)                             0.60      0.60      0.60      0.60
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)            0.25      1.00      1.00(3)   0.00
-----------------------------------------------------------------------------------------
Other expenses(2) (%)                                0.14      0.14      0.14      0.14
-----------------------------------------------------------------------------------------
Total annual fund operating expenses (%)             0.99      1.74      1.74(3)   0.74


 (1) Columbia Management has voluntarily agreed to waive advisory fees and reimburse the fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.55%. If this waiver were reflected in the table, the management fee for each share class would be 0.00%, other expenses for each share class would be 0.55% and total annual fund operating expenses for Class A, B, C and Z shares would be 0.80%, 1.55%, 1.55% and 0.55%, respectively. This arrangement may be modified or terminated by Columbia Management at any time.


 (2) Management fee and other expenses have been restated to reflect contractual changes to the management fee and transfer agency fees for the fund effective November 1, 2003.



 (3) The funds' distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares of the Quality Plus Bond Fund. If this waiver were reflected in the tables, the 12b-1 fee for Class C shares would be 0.85% and total annual fund operating expenses for Class C shares would be 1.58% for the Quality Plus Bond Fund and 1.57% for the Quality Plus Bond Fund (pro forma combined). This arrangement may be modified or terminated by the distributor at any time.



 (4) Includes a management fee of 0.53% and an administration fee of 0.07%.

EXAMPLE EXPENSES



Example Expenses help you compare the cost of investing in the Contrarian Income Fund currently with the cost of investing in the combined fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:


     - $10,000 initial investment

     - 5% total return for each year

     - Each fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions


                                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
CONTRARIAN INCOME FUND
Class A                                          $619       $  924       $1,250        $2,170
----------------------------------------------------------------------------------------------
Class B:  did not sell your shares               $227       $  700       $1,200        $2,386
          sold all your shares at end of
          period                                 $727       $1,000       $1,400        $2,386
----------------------------------------------------------------------------------------------
Class C:  did not sell your shares               $227       $  700       $1,200        $2,575
          sold all your shares at end of
          period                                 $327       $  700       $1,200        $2,575
----------------------------------------------------------------------------------------------
Class Z                                          $126       $  393       $  681        $1,500

QUALITY PLUS BOND FUND
Class A                                          $570       $  772       $  991        $1,619
----------------------------------------------------------------------------------------------
Class B:  did not sell your shares               $176       $  545       $  939        $1,842
          sold all your shares at end of
          period                                 $676       $  845       $1,139        $1,842
----------------------------------------------------------------------------------------------
Class C:  did not sell your shares               $176       $  545       $  939        $2,041
          sold all your shares at end of
          period                                 $276       $  545       $  939        $2,041
----------------------------------------------------------------------------------------------
Class Z                                          $ 75       $  233       $  406        $  906

QUALITY PLUS BOND FUND
(pro forma combined) (both Acquisitions)
Class A                                          $571       $  775       $  996        $1,630
----------------------------------------------------------------------------------------------
Class B:  did not sell your shares               $177       $  548       $  944        $1,853
          sold all your shares at end of
          period                                 $677       $  848       $1,144        $1,853
----------------------------------------------------------------------------------------------
Class C:  did not sell your shares               $177       $  548       $  944        $2,052
          sold all your shares at end of
          period                                 $277       $  548       $  944        $2,052
----------------------------------------------------------------------------------------------
Class Z                                          $ 76       $  237       $  411        $  918



The projected post-Acquisition pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the Contrarian Income Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Quality Plus Bond Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS COMPARE?

This table shows the investment goal and principal investment strategies of each fund:


CONTRARIAN INCOME FUND                     QUALITY PLUS BOND FUND
INVESTMENT GOAL: The Contrarian Income     INVESTMENT GOAL: The Quality Plus Bond
Fund seeks the highest level of current    Fund seeks a high level of current
income that is consistent with             income consistent with prudent risk of
preservation of capital.                   capital.
----------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES: The       PRINCIPAL INVESTMENT STRATEGIES: The
Contrarian Income Fund seeks to achieve    Quality Plus Bond Fund seeks to achieve
its goal as follows:                       its goal as follows:
- Under normal market conditions, the      - The fund invests primarily in
  fund invests at least 65% of its           obligations issued or guaranteed by
  total assets in a combination of (i)       the U.S. Government, its agencies and
  U.S. government debt securities (such      instrumentalities, as well as in U.S.
  as U.S. Treasury bonds and                 and foreign corporate debt
  mortgage-backed securities), (ii)          obligations, such as notes and bonds.
  "investment grade" corporate bonds         The fund also invests in asset-backed
  ranked in the four highest grades by       and mortgage-backed securities and in
  Moody's Investors Service, Inc.            money market instruments, such as
  ("Moody's") or Standard & Poor's           commercial paper and obligations of
  ("S&P"), and (iii) cash and cash           U.S. and foreign banks.
  equivalents.
                                           - Substantially all of the fund's
- In managing the fund, Columbia             investments (under normal
  Management follows a contrarian            circumstances, at least 80% of the
  approach in selecting securities for       fund's net assets plus any borrowings
  the fund's portfolio. The contrarian       for investment purposes) will be debt
  approach puts primary emphasis on the      obligations of investment grade
  reasons for the decline in a               quality, meaning that they will have
  security's price, the analysis of the      once of the top four ratings assigned
  issuer's business plan and the             by S&P or Moody's. The fund expects
  relationship between the market price      that, under normal circumstances, at
  of a security and its estimated            least 50% of the fund's net assets
  intrinsic value as a share of an           (plus any borrowings for investment
  ongoing business.                          purposes) will be invested in high
                                             quality debt obligations that have
- Columbia Management is not subject to      one of the top two ratings assigned
  any limitations on the average             by S&P or Moody's or unrated
  maturity of the fund's holdings. The       securities determined by the advisor
  advisor may adjust the maturity from       to be of comparable quality. The fund
  time to time in response to changes        will sell promptly any debt
  in interest rates.                         securities that are not rated
                                             investment grade by either S&P or
                                             Moody's (or unrated but determined by
                                             the advisor to be of comparable
                                             quality) to the extent such
                                             securities exceed 5% of the

                                           QUALITY PLUS BOND FUND
                                           PRINCIPAL INVESTMENT STRATEGIES continued
                                             fund's net assets.
                                           - Columbia Management is not subject to
                                             any limitations on the average maturity
                                             of the fund's holdings. The advisor may
                                             adjust the maturity from time to time
                                             in response to changes in interest
                                             rates.

The following highlights the differences in certain investment strategies that the funds use to achieve their investment goals:


- The Quality Plus Bond Fund may invest up to 35% of its total assets in foreign securities, while the Contrarian Income Fund is not subject to a corresponding limitation.



- The Quality Plus Bond Fund may not purchase or sell real estate, except that it may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate. The Contrarian Income Fund is subject to a similar investment restriction, and its purchases of securities of such issuers may not exceed 5% of total assets.



- The Quality Plus Bond Fund has a fundamental investment restriction under which it may not purchase or sell commodities or commodity contracts except that it may, to the extent consistent with its investment objectives and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options. The Contrarian Income Fund may also enter into futures and options on futures and forward contracts, but it has no similar fundamental investment restriction precluding it from purchasing commodities or commodity contracts.



- As a non-fundamental investment policy, the Quality Plus Bond Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that it may, to the extent consistent with its investment objectives and policies, write covered call options and purchase and sell other options. The Contrarian Income Fund is not subject to such an investment restriction.


Except as noted above, the funds are generally subject to substantially similar fundamental and non-fundamental investment policies. For a complete list of each fund's investment policies and restrictions, see each fund's Statement of Additional Information.

5. WHAT CLASS OF QUALITY PLUS BOND FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?



Shareholders of the Contrarian Income Fund will receive the same class of shares of the Quality Plus Bond Fund as the shares they currently own. The shares have the same exchange rights and will bear the same CDSCs upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.


6. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?


The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Contrarian Income Fund is expected to recognize a gain or loss directly as a result of the Acquisition. However, since the Acquisition will end the tax year of the Contrarian Income Fund, it may accelerate distributions from the Contrarian Income Fund to you as a shareholder. Specifically, the Contrarian Income Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Acquisition (after reduction by any available capital loss carryforwards) or losses in the short tax year ending on the date of the Acquisition, and will declare and pay a distribution of such income and such gains to its shareholders on or before that date.



The cost basis and holding period of your Contrarian Income Fund shares are expected to carry over to your new shares in the Quality Plus Bond Fund.


Certain other tax consequences are discussed below under "Federal Income Tax Consequences."


7. WHO BEARS THE EXPENSES ASSOCIATED WITH THE ACQUISITION?



Columbia Management and the Quality Plus Bond Fund will bear all of the expenses associated with the Acquisition, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and other governmental authorities in connection with the Acquisition;
(2) the fees and expenses of any proxy solicitation firm retained in connection with the Acquisition; (3) the legal fees and expenses incurred by the funds in connection with the Acquisition; and (4) the Trustees' fees and out-of-pocket expenses incurred as a result of the Acquisition. The estimated costs of the Acquisition to be borne by the Contrarian Income Fund and the Quality Plus Bond Fund are approximately $0 and $64,572, respectively, assuming completion of the merger. Should shareholders of the Contrarian Income Fund not approve the Acquisition, Columbia Management will bear all costs associated with the Acquisition.


8. WHO IS ELIGIBLE TO VOTE?


Shareholders of record on December 1, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of the Contrarian Income Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Acquisition. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1 -- ACQUISITION OF COLUMBIA CONTRARIAN INCOME FUND BY COLUMBIA QUALITY
              PLUS BOND FUND

THE PROPOSAL

Shareholders of the Contrarian Income Fund are being asked to approve the Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the Acquisition of the Contrarian Income Fund by the Quality Plus Bond Fund.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Quality Plus Bond Fund, and how do they compare with those of the Contrarian Income Fund?


The principal risks associated with each fund are generally similar because the funds have generally similar investment goals and strategies. Both funds are subject to management risk, interest rate risk, issuer risk and prepayment risk. In addition, the Quality Plus Bond Fund is subject to the risks associated with investing in foreign securities to a greater extent than the Contrarian Income Fund. To the extent that the Quality Plus Bond Fund invests in options, futures or other derivatives, it is subject to the risks associated with derivative securities. For more information about the principal investment risks and other investment risks of the Quality Plus Bond Fund, please see Appendix C. The actual risks of investing in each fund depend on the securities held in each fund's portfolio and on market conditions, both of which change over time.


Shareholders of the Contrarian Income Fund should note that, although the investment goal and strategies of the Quality Plus Bond Fund are generally similar to those of the Contrarian Income Fund, there will be some difference in the investment style of the combined fund. The Contrarian Income Fund seeks the highest level of current income that is consistent with preservation of capital, whereas the Quality Plus Bond Fund seeks a high level of current income consistent with prudent risk of capital. Please see the answer to question 4 above under "Questions and Answers" for more information comparing the investment goals, strategies and policies of the funds.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


If approved by the shareholders of the Contrarian Income Fund, the Acquisition is expected to occur on or around February 25, 2005, or on such other date as the parties may agree,(1) under the Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.


- The Contrarian Income Fund will transfer all of its assets and liabilities to the Quality Plus Bond Fund in exchange for shares of the Quality Plus Bond Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.


- The Acquisition will close on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on February 25, 2005, or such other date and time as the parties may determine(1)) when the net assets of each fund are valued for purposes of the Acquisition.


- The Class A, Class B, Class C and Class Z shares of the Quality Plus Bond Fund received by the Contrarian Income Fund will be distributed to the Class A, Class B, Class C and Class Z shareholders of the Contrarian Income Fund, respectively, pro rata in accordance with their percentage ownership of such class of shares of the Contrarian Income Fund in full liquidation of the Contrarian Income Fund.

- After the Acquisition, the Contrarian Income Fund will be terminated, and its affairs will be wound up in an orderly fashion.

- The Acquisition requires approval by the Contrarian Income Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of the Trust.

Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to


 (1) The parties have agreed to postpone the closing until March 18, 2005 or such other date as the parties may subsequently agree.

redeem the shares which they receive in the transaction at their current net asset value, less any applicable sales charge. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

If the Acquisition occurs, shareholders of the Contrarian Income Fund will receive shares in the Quality Plus Bond Fund of the same class as the shares they currently own in the Contrarian Income Fund. In comparison to your Contrarian Income Fund shares, shares of the Quality Plus Bond Fund issued in connection with the Acquisition will have the following characteristics:

- They will have an aggregate net asset value equal to the aggregate net asset value of your Contrarian Income Fund shares as of the business day before the closing of the Acquisition.

- They will bear the same sales charges, redemption fees and CDSCs, if any, as your current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Contrarian Income Fund shares.

- The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

- Shareholders will have the same voting rights and exchange options as they currently have, but as shareholders of the Quality Plus Bond Fund.

- The account options you have selected for handling distributions from the fund will not change as a result of the Acquisition.


Information concerning the capitalization of each of the funds is provided in Appendix B to this Prospectus/Proxy Statement.


  Reasons for the Acquisition and Trustees' Considerations

The Trustees of the Trust, including all Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, Columbia Management or its affiliates, have determined that the Acquisition would be in the best interests of the Contrarian Income Fund's shareholders and that the interests of existing shareholders in the Contrarian Income Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Acquisition, and recommended that fund shareholders vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization.

Columbia proposed the Acquisition to the Trustees of the Trust at a meeting held on October 13, 2004 because the Acquisition offers shareholders of the Contrarian Income Fund an investment in a larger fund with an investment goal and strategies generally similar to those of the Contrarian Income Fund.

At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things:

1. the Acquisition as part of a continuing initiative to streamline and improve the offerings of the Columbia funds family;

2. various potential shareholder benefits of the Acquisition;

3. the current asset levels of the Contrarian Income Fund and the combined pro forma asset levels of the Quality Plus Bond Fund (assuming both Acquisitions occur);

4. the historical performance results of the funds (see "Performance Information" below), although no assurance can be given that the Quality Plus Bond Fund will achieve any particular level of performance after the Acquisition;

5. the investment objectives and principal investment strategies of the funds;

6. that the Quality Plus Bond Fund is expected to have a lower advisory fee and, accordingly, lower total operating expense ratio than the gross total operating expense ratio (without giving effect to the voluntary waiver described in footnote 1 to the Annual Fund Operating Expenses table above) of the Contrarian Income Fund;

7. the historical and pro forma tax attributes of the funds and the effect of the Acquisition on certain tax losses of the funds (see "Federal Income Tax Consequences" below);

8. that the funds would bear part of the expenses associated with the Acquisition; and

9. the potential benefits of the acquisition to Columbia Management and its affiliates.

If approved, the Acquisitions will combine the Contrarian Income Fund's assets with those of the Quality Plus Bond Fund, resulting in a significantly larger combined portfolio with the potential for more efficient operation by spreading relatively fixed costs over a larger asset base. Larger mutual funds may have more buying power (for example, they may have greater opportunity to purchase round lots of securities) and may be in a better position to diversify their portfolios.

  Performance Information

The charts below show the percentage gain or loss in each calendar year for the 10-year period ended December 31, 2004, for Class A shares of the Contrarian Income Fund and Class A shares of the Quality Plus Bond Fund. They should give you a general idea of how each fund's return has varied from year to year. The charts include the effects of fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. No assurance can be given that the Quality Plus Bond Fund will achieve any particular level of performance after the Acquisition.

Additional discussion of the manner of calculation of total return is contained in each fund's respective Prospectuses and Statement of Additional Information.

CALENDAR YEAR TOTAL RETURNS


               CONTRARIAN INCOME FUND (CLASS A)

                                  (BAR CHART)

            16.98%  1.99%   11.58%  9.75%           11.42%  1.07%   9.45%   3.21%   3.16%
                                            -0.68%
             1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

  For period shown in bar chart:
  Best quarter: 4th quarter 1995, +5.48%
  Worst quarter: 1st quarter 1996, -2.73%

             QUALITY PLUS BOND FUND (CLASS A)(1)

                                  (BAR CHART)

            21.20%  1.37%   9.11%   9.24%           12.57%  7.30%   10.28%  3.33%   3.45%
                                            -4.11%
             1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

  For period shown in bar chart:
  Best quarter: 2nd quarter 1995, +7.54%
  Worst quarter: 1st quarter 1994, -3.85%

 (1) The calendar year total returns shown include returns of Prime A Shares of the Galaxy Quality Plus Bond Fund (the "Galaxy Fund"), the predecessor to the Quality Plus Bond Fund, for periods prior to November 25, 2002, the date on which Class A shares were initially offered by the Quality Plus Bond Fund. The returns shown also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the inception of Prime A shares (November 1, 1998). Class A shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares (in particular, 12b-1 fees) exceed expenses paid by Retail A Shares.

The following tables list each fund's average annual total return for the one-year, five-year and 10-year periods ending December 31, 2004 for the Class A, B, C and Z shares of the Contrarian Income Fund and the Quality Plus Bond Fund (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the funds. At the bottom of each table, you can compare the funds' performance with the performance of a broad-based market index.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's own tax situation and may differ from these shown and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                             CONTRARIAN INCOME FUND

                                                          1 YEAR   5 YEARS   10 YEARS
Class A (%)
    Return Before Taxes                                   -1.74     5.77(2)    6.75(2)
    Return After Taxes on Distribution                    -3.16     3.93(2)    4.47(2)
    Return After Taxes on Distribution and Sale of Fund
      Shares                                              -1.04     3.81(2)    4.36(2)
-------------------------------------------------------------------------------------
Class B (%)
    Return Before Taxes                                   -2.49     5.68(2)    6.85(2)
    Return After Taxes on Distribution                    -3.68     4.14(2)    4.76(2)
    Return After Taxes on Distribution and Sale of Fund
      Shares                                              -1.51     3.93(2)    4.59(2)
-------------------------------------------------------------------------------------
Class C (%)
    Return Before Taxes                                    1.47     6.02(2)    6.86(2)
    Return After Taxes on Distribution                     0.27     4.48(2)    4.76(2)
    Return After Taxes on Distribution and Sale of Fund
      Shares                                               1.06     4.22(2)    4.59(2)
-------------------------------------------------------------------------------------
Class Z (%)
    Return Before Taxes                                    3.46     6.92(2)    7.34(2)
    Return After Taxes on Distribution                     1.86     4.94(2)    4.98(2)
    Return After Taxes on Distribution and Sale of Fund
      Shares                                               2.35     4.72(2)    4.84(2)
-------------------------------------------------------------------------------------
Lehman Index (%)(3)                                        4.19     8.00       7.80

 (2) Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A shares were initially offered on January 31, 1989, Class B, Class C and Class Z shares were initially offered on September 15, 1999.

 (3) The fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

                             QUALITY PLUS BOND FUND

                                                          1 YEAR   5 YEARS   10 YEARS
Class A (%)
    Return Before Taxes                                   -1.43     6.29(4)    6.65(4)
    Return After Taxes on Distribution                    -2.98     4.25(4)    4.43(4)
    Return After Taxes on Distribution and Sale of Fund
      Shares                                              -0.65     4.18(4)    4.34(4)
-------------------------------------------------------------------------------------
Class B (%)
    Return Before Taxes                                   -2.22     6.23(4)    6.69(4)
    Return After Taxes on Distribution                    -3.56     4.46(4)    4.66(4)
    Return After Taxes on Distribution and Sale of Fund
      Shares                                              -1.14     4.30(4)    4.51(4)
-------------------------------------------------------------------------------------
Class C (%)
    Return Before Taxes                                    1.85     6.61(4)    6.73(4)
    Return After Taxes on Distribution                     0.46     4.83(4)    4.68(4)
    Return After Taxes on Distribution and Sale of Fund
      Shares                                               1.50     4.63(4)    4.53(4)
-------------------------------------------------------------------------------------
Class Z (%)
    Return Before Taxes                                    3.71     7.59(5)    7.39(5)
    Return After Taxes on Distribution                     2.00     5.44(5)    5.08(5)
    Return After Taxes on Distribution and Sale of Fund
      Shares                                               2.71     5.24(5)    4.94(5)
-------------------------------------------------------------------------------------
Lehman Index (%)(6)                                        4.19     8.00       7.80

 (4) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of Galaxy Quality Plus Bond Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and Class B shares would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for Class A and Class B shares exceed expenses for Retail A Shares. The returns shown for Class C shares for periods prior to November 25, 2002 include the returns of Retail B Shares of Galaxy Quality Plus Bond Fund (adjusted to reflect the sales charge applicable to Class C shares). The returns shown for Class C shares also include the returns of Retail A Shares of Galaxy Quality Plus

     Bond Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (March 4, 1996). Class C shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares.

 (5) The average annual total returns shown include returns of Trust Shares of Galaxy Quality Plus Bond Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the fund.

 (6) The fund's returns are compared to the Lehman Index, an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 1


Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the shares of the Contrarian Income Fund voted. A vote of the shareholders of the Quality Plus Bond Fund is not needed to approve the Acquisition.



                                    GENERAL


VOTING INFORMATION


The Trustees of the Trust are soliciting proxies from the shareholders of the Contrarian Income Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on Tuesday, March 1, 2005, at the funds' offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about February 1, 2005.


INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING


Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Contrarian Income Fund or by employees or agents of Columbia and its affiliated companies. In addition, ALAMO Direct Mail Services, Inc., 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $3,800.

  Voting Process

You can vote in any one of the following ways:

     a. By mail, by filling out and returning the enclosed proxy card;

     b. By phone, fax or Internet (see enclosed proxy card for instructions); or

     c. In person at the Meeting.

Shareholders who owned shares on the record date, December 1, 2004, are entitled to cast one vote for each share owned on the record date. If you choose to vote by mail or fax and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.


Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Contrarian Income Fund and the Quality Plus Bond Fund are approximately $0 and $64,572, respectively. Columbia is also bearing a portion of such costs. In the event that the shareholders of the Contrarian Income Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of that Acquisition which would otherwise have been borne by the funds.


Quorum and Method of Tabulation. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of your fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.


Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Contrarian Income Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Contrarian Income Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Contrarian Income Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the relevant Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Underwriter's Addresses. The address of each fund's principal underwriter, Columbia Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.


Share Ownership. Appendix F to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 1, 2004, for each class of the Contrarian Income Fund entitled to vote at the Meeting. It also identifies holders of more than five percent any class of shares of each fund, and contains information about the executive officers and Trustees of the funds and their shareholdings in the funds.



Adjournments; Other Business. If the Contrarian Income Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Contrarian Income Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.



The Meeting has been called to transact any business that properly comes before it. The only business that management of the Contrarian Income Fund intends to present or knows that others will present is Proposals 1. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Contrarian Income Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.


FEDERAL INCOME TAX CONSEQUENCES


The Acquisition is intended to be a tax-free reorganization. Ropes & Gray LLP will deliver to the Contrarian Income Fund and the Quality Plus Bond Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:


- the Acquisition will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Contrarian Income Fund and the Quality Plus Bond Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;



- under Section 361 of the Code, no gain or loss will be recognized by the Contrarian Income Fund upon the transfer of its assets to the Quality Plus Bond Fund in exchange for Quality Plus Bond Fund shares and the assumption by the Quality Plus Bond Fund of the Contrarian Income Funds' liabilities, or upon the distribution of Quality Plus Bond Fund shares by the Contrarian Income Fund to their shareholders in liquidation;



- under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Contrarian Income Fund on the distribution of Quality Plus Bond Fund shares to them in exchange for their shares of the Contrarian Income Fund;



- under Section 358 of the Code, the aggregate tax basis of the Quality Plus Bond Fund shares that the Contrarian Income Funds' shareholders receive in exchange for their Contrarian Income Fund shares will be the same as the aggregate tax basis of the Contrarian Income Fund shares exchanged therefor;



- under Section 1223(1) of the Code, an Contrarian Income Fund shareholder's holding period for the Quality Plus Bond Fund shares received will be determined by including the holding period for the Contrarian Income Fund shares exchanged therefor, provided that the shareholder held the Contrarian Income Fund shares as a capital asset;



- under Section 1032 of the Code, no gain or loss will be recognized by the Quality Plus Bond Fund upon receipt of the assets transferred to it in exchange for Quality Plus Bond Fund shares and the assumption by the Quality Plus Bond Fund of the liabilities of the Contrarian Income Fund;



- under Section 362(b) of the Code, the Quality Plus Bond Fund's tax basis in the assets that it receives from the Contrarian Income Fund will be the same as the Contrarian Income Fund's tax basis in such assets immediately prior to such exchange;



- under Section 1223(2) of the Code, the Quality Plus Bond Fund's holding periods in such assets will include the Contrarian Income Fund's holding periods in such assets; and

- under Section 381 of the Code, the Quality Plus Bond Fund will succeed to the capital loss carryovers of the Contrarian Income Fund, if any, but the use by the Quality Plus Bond Fund of any such capital loss carryovers (and of capital loss carryovers of the Quality Plus Bond Fund) may be subject to limitation under Section 383 of the Code.



The opinion will be based on customary assumptions and certain factual certifications made by officers of the Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.



Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.



Prior to the closing of the Acquisition, the Contrarian Income Fund will, and the Quality Plus Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of their investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Acquisition (after reduction by any available capital loss carryforwards), if any, through the closing of the Acquisition. Such distributions will be taxable to shareholders.



The Quality Plus Bond Fund's ability to carry forward the pre-Acquisition losses of the Contrarian Income Fund will technically be limited as a result of the Acquisition due to the effect of loss limitation rules under applicable tax law. The effect of this limitation, however, will depend on the amount of losses in each fund at the time of the Acquisition. For example, based on data as of September 29, 2004, the Contrarian Income Fund had pre-Acquisition "net losses" (i.e., capital loss carryforwards as of last fiscal year end as adjusted by year-to-date realized gains or losses and all unrealized gains) equal to 0.14% of the fund's net assets. At that time, the Quality Plus Bond Fund had net realized and unrealized gains that exceeded its capital loss carryforwards, and, hence, no net losses. Given the insignificant amount of losses in each fund, the consequences of the loss limitation rules and the spreading of losses over a larger asset base as a result of the Acquisition would have been minimal.



This description of the federal income tax consequences of the Acquisition is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Acquisition, including the applicability and effect of state, local, non-U.S. and other tax laws.

APPENDIX A -- AGREEMENT AND PLAN OF REORGANIZATION RELATING TO THE ACQUISITION
              OF COLUMBIA CONTRARIAN INCOME FUND

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of December 17, 2004 is by and among Columbia Funds Trust III (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of Columbia Contrarian Income Fund (the "Acquired Fund"), a series of the Trust; the Trust, on behalf of Columbia Quality Plus Bond Fund (the "Acquiring Fund"), a series of the Trust; and Columbia Management Group, Inc. ("Columbia").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to its Class A shares in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Class A Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class B shares in exchange for Class B shares of beneficial interest of the Acquiring Fund ("Class B Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class C shares in exchange for Class C shares of beneficial interest of the Acquiring Fund ("Class C Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class Z shares in exchange for Class Z shares of beneficial interest of the Acquiring Fund ("Class Z Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares and Class C Acquisition Shares, the "Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of the Class A Acquisition Shares, the Class B Acquisition Shares, the Class C Acquisition Shares, and the Class Z Acquisition Shares to the Class A, Class B, Class C and Class Z shareholders, respectively, of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Class A, Class B, Class C, and Class Z Acquisition Shares (including fractional shares, if any) determined by dividing the net asset values of the Class A, Class B, Class C and Class Z shares of the Acquired Fund, respectively, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A, Class B, Class C or Class Z Acquisition Share, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Trust, its successors or assigns.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Class A shareholders of record ("Acquired Fund Class A Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), Class A Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class B shareholders of record ("Acquired Fund Class B Shareholders"), determined as of the close of business on the Valuation Date, Class B Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class C shareholders of record ("Acquired Fund Class C Shareholders"), determined as of the close of business on the Valuation Date, Class C Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; and to its Class Z shareholders of record ("Acquired Fund Class Z Shareholders," and collectively with Acquired Fund Class A Shareholders, Acquired Fund Class B Shareholders and Acquired Fund Class C Shareholders, the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date, Class Z Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4  With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of a Class A, Class B, Class C and Class Z Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3.   CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on February 25, 2005, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Quality Plus Bond Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Trust or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) To the knowledge of the Trust, except as has been disclosed in writing to the Trust or the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund at, as of and for the fiscal year ended March 31, 2004, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended September 30, 2004, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 2004;

        (g) Since September 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C Shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 2004, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) To the knowledge of the Trust, except as has been disclosed in writing to the Trust or the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the year ended April 30, 2004, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2004;

        (h) Since April 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (j) The Acquiring Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. Neither the Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A, Class B, Class C, Class G, Class T and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares and Class G shares which convert to Class A shares and Class T shares, respectively, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B, Class C and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Trust, on behalf of both the Acquired Fund and the Acquiring Fund, hereby covenants and agrees as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A, Class B, Class C and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, except as has been disclosed in writing to the Trust or the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Trust shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, except as has been disclosed in writing to the Trust or the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after March 31, 2004, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after March 31, 2004, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, hereunder are subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received a favorable opinion of

          Ropes & Gray LLP satisfactory to the Trust substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

        (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

        (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

        (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

          Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Trustees of the Trust, if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.   BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquired Fund. The expenses detailed above shall be borne as follows:
          (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Trust, on behalf of the Acquiring Fund, one hundred percent (100%) of such expenses shall be borne by the Acquiring Fund.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.  TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

          If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Columbia Funds Trust III, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

               [The rest of this page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           COLUMBIA FUNDS TRUST III
                                           on behalf of Columbia Contrarian
                                           Income Fund

                                           By: /s/  CHRISTOPHER L. WILSON
                                              ----------------------------------
                                           Name:      Christopher L. Wilson
                                                   -----------------------------
                                           Title:            President
                                                 -------------------------------
ATTEST:
       /s/ MICHELLE H. RHEE
-------------------------------------
Name:         Michelle H. Rhee
       ---------------------------------
Title:       Assistant Secretary
     -----------------------------------

                                           COLUMBIA FUNDS TRUST III
                                           on behalf of Columbia Quality Plus
                                           Bond Fund

                                           By: /s/  CHRISTOPHER L. WILSON
                                              ----------------------------------
                                           Name:      Christopher L. Wilson
                                                   -----------------------------
                                           Title:            President
                                                 -------------------------------
ATTEST:
       /s/ MICHELLE H. RHEE
-------------------------------------
Name:         Michelle H. Rhee
       ---------------------------------
Title:       Assistant Secretary
     -----------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT GROUP, INC.

                                           By:        /s/ ROGER SAYLER
                                               ---------------------------------
                                           Name:           Roger Sayler
                                                   -----------------------------
                                           Title:    Executive Vice President
                                                 -------------------------------
ATTEST:
       /s/ MICHELLE H. RHEE
-------------------------------------
Name:         Michelle H. Rhee
       ---------------------------------
Title:       Assistant Secretary
     -----------------------------------

APPENDIX B -- CAPITALIZATION



The following table shows on an unaudited basis the capitalization of the Contrarian Income Fund and the Quality Plus Bond Fund as of October 29, 2004 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Contrarian Income Fund by the Quality Plus Bond Fund at net asset value as of that date.



                                                                                QUALITY PLUS
                                                                                 BOND FUND
                                  CONTRARIAN     QUALITY PLUS     PRO FORMA      PRO FORMA
                                 INCOME FUND      BOND FUND      ADJUSTMENTS    COMBINED(1)
                                 ------------    ------------    -----------    ------------

Class A
  Net asset value..............  $35,847,747     $  2,351,199    $     (443)(2) $ 38,198,503
  Shares outstanding...........    3,251,266          211,643       (24,646)       3,438,263
  Net asset value per share....  $     11.03     $      11.11                   $      11.11

Class B
  Net asset value..............  $12,032,395     $  1,714,511    $     (631)(2) $ 13,746,275
  Shares outstanding...........    1,081,158          154,332         1,865        1,237,355
  Net asset value per share....  $     11.13     $      11.11                   $      11.11

Class C
  Net asset value..............  $ 4,771,417     $    550,282    $     (157)(2) $  5,321,542
  Shares outstanding...........      429,806           49,534          (335)         479,005
  Net asset value per share....  $     11.10     $      11.11                   $      11.11
Class G
  Net asset value..............           --     $  6,608,496    $     (492)(2) $  6,608,004
  Shares outstanding...........           --          594,872            --          594,872
  Net asset value per share....           --     $      11.11                   $      11.11

Class T
  Net asset value..............           --     $ 32,780,204    $   (2,440)(2) $ 32,777,764
  Shares outstanding...........           --        2,950,712            --        2,950,712
  Net asset value per share....           --     $      11.11                   $      11.11

Class Z
  Net asset value..............  $   233,815     $823,443,023    $ (106,904)(2) $823,569,934
  Shares outstanding...........       21,442       74,122,432          (397)      74,143,477
  Net asset value per share....  $     10.90     $      11.11                   $      11.11


---------------


(1) Assumes the Acquisition was consummated on October 29, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Quality Plus Bond Fund will be received by the shareholders of the Contrarian Income Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Quality Plus Bond Fund that actually will be received on or after such date.



(2) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization borne by the Contrarian Income Fund and the Quality Plus Bond Fund of $0 and $64,572, respectively.

APPENDIX C -- PRINCIPAL INVESTMENT RISKS


The principal risks of investing in the Columbia Quality Plus Bond Fund (the "Fund" as used in the following discussion of principal investment risks) are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

APPENDIX D -- INFORMATION APPLICABLE TO COLUMBIA QUALITY PLUS BOND FUND


HOW TO BUY SHARES

CLASS A, B AND C SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Quality Plus Bond Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

INVESTMENT MINIMUMS FOR CLASS A, B AND C SHARES

Initial Investment..........................................   $1,000
Subsequent Investments......................................   $   50
Automatic Investment Plan*..................................   $   50
Retirement Plan*............................................   $   25

---------------

* The initial investment minimum of $1,000 is waived on these plans.

The fund reserves the right to change these investment minimums. The fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the fund and its shareholders.

ELIGIBLE INVESTORS FOR CLASS Z SHARES

Only Eligible Investors may purchase Class Z shares of the fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

- Any employee (or family member of an employee) of the former FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

- Clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge such clients an asset-based fee; and

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

- Any client of Fleet National Bank or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet National Bank or the subsidiary);

- A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;

- Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

The fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $25 minimum purchase. The fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the fund and its shareholders.

Outlined below are the various options for buying shares:

METHOD                                        INSTRUCTIONS
Through your financial     Your financial advisor can help you establish your
  advisor                  account and buy fund shares on your behalf. To
                           receive the current trading day's price, your
                           financial advisor must receive your request prior
                           to the close of regular trading on the New York
                           Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                           time. Your financial advisor may charge you fees
                           for executing the purchase for you.
-----------------------------------------------------------------------------
By check (new account)     For new accounts, send a completed application and
                           check made payable to the fund to the transfer
                           agent, Columbia Funds Services, Inc., P.O. Box
                           8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------
By check (existing         For existing accounts, fill out and return the
  account)                 additional investment stub included in your
                           account statement, or send a letter of instruction
                           including your fund name and account number with a
                           check made payable to the Fund to Columbia Funds
                           Services, Inc., P.O. Box 8081, Boston, MA
                           02266-8081.
-----------------------------------------------------------------------------
By exchange                You or your financial advisor may acquire shares
                           of the fund for your account by exchanging shares
                           you own in a different fund distributed by
                           Columbia Funds Distributor, Inc. for shares of the
                           same class of the fund at no additional cost.
                           There may be an additional sales charge if
                           exchanging from a money market fund. To exchange
                           by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------
By wire                    You may purchase shares of the fund by wiring
                           money from your bank account to your fund account.
                           To wire funds to your Fund account, call
                           1-800-422-3737 for wiring instructions.
-----------------------------------------------------------------------------
By electronic funds        You may purchase shares of the fund by
  transfer                 electronically transferring money from your bank
                           account to your fund account by calling
                           1-800-422-3737. An electronic funds transfer may
                           take up to two business days to settle and be
                           considered in "good form." You must set up this
                           feature prior to your telephone request. Be sure
                           to complete the appropriate section of the
                           application.
-----------------------------------------------------------------------------
Automatic investment plan  You may make monthly or quarterly investments automatically from your bank account to your fund
                           account. You may select a pre-authorized amount to
                           be sent via electronic funds transfer. Be sure to
                           complete the appropriate section of the
                           application for this feature.
-----------------------------------------------------------------------------

METHOD                                        INSTRUCTIONS
Automated dollar cost      You may purchase shares of the fund for your
  averaging                account by exchanging $100 or more each month from
                           another fund for shares of the same class of the
                           fund at no additional cost. You must have a
                           current balance of at least $5,000 in the fund the
                           money is coming from. Exchanges will continue so
                           long as your fund balance is sufficient to
                           complete the transfers. You may terminate your
                           program or change the amount of the exchange
                           (subject to the $100 minimum) by calling
                           1-800-345-6611. There may be an additional sales
                           charge if exchanging from a money market fund. Be
                           sure to complete the appropriate section of the
                           account application for this feature.
-----------------------------------------------------------------------------
By dividend                You may automatically invest dividends distributed
  diversification          by another fund into the same class of shares of
                           the fund at no additional sales charge. There may
                           be an additional sales charge if exchanging from a
                           money market fund. To invest your dividends in the
                           fund, call 1-800-345-6611.

SALES CHARGES

The fund offers four classes of shares in this Prospectus/Proxy Statement - Class A, B, C and Z.

Each of Class A, Class B and Class C shares has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

The fund also offers Class Z shares in this Prospectus/Proxy Statement, but Class Z shares are available exclusively to certain institutional and other investors. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes. The fund also offers Class G and Class T shares through a separate prospectus.

SALES CHARGES FOR CLASS A, B AND C SHARES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS A SHARES. Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                          AS A % OF       AS A % OF       % OF OFFERING
                                          THE PUBLIC         YOUR       PRICE RETAINED BY
AMOUNT PURCHASED                        OFFERING PRICE    INVESTMENT    FINANCIAL ADVISOR
Less than $50,000                            4.75            4.99             4.25
-----------------------------------------------------------------------------------------
$50,000 to less than $100,000                4.50            4.71             4.00
-----------------------------------------------------------------------------------------
$100,000 to less than $250,000               3.50            3.63             3.00
-----------------------------------------------------------------------------------------
$250,000 to less than $500,000               2.50            2.56             2.00
-----------------------------------------------------------------------------------------
$500,000 to less than $1,000,000             2.00            2.04             1.75
-----------------------------------------------------------------------------------------
$1,000,000 or more                           0.00            0.00             0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                              COMMISSION %
Less than $3 million                                              1.00
--------------------------------------------------------------------------
$3 million to less than $5 million                                0.80
--------------------------------------------------------------------------
$5 million to less than $25 million                               0.50
--------------------------------------------------------------------------
$25 million or more                                               0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the fund and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION. The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the fund will use the shares' current public offering price.

STATEMENT OF INTENT. You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the fund.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depends on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?

Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the fund's Statement of Additional Information and at www.columbiafunds.com.

CLASS B SHARES. Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                 5.00
-----------------------------------------------------------------------------
Through second year                                                4.00
-----------------------------------------------------------------------------
Through third year                                                 3.00
-----------------------------------------------------------------------------
Through fourth year                                                3.00
-----------------------------------------------------------------------------
Through fifth year                                                 2.00
-----------------------------------------------------------------------------
Through sixth year                                                 1.00
-----------------------------------------------------------------------------
Longer than six years                                              0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible fund accounts in all classes maintained by you and each member of your immediate family (as defined above), together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                 3.00
-----------------------------------------------------------------------------
Through second year                                                2.00
-----------------------------------------------------------------------------
Through third year                                                 1.00
-----------------------------------------------------------------------------
Longer than three years                                            0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                 3.00
-----------------------------------------------------------------------------
Through second year                                                2.00
-----------------------------------------------------------------------------
Through third year                                                 1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Please see the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund into the fund.

CLASS C SHARES. Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

CLASS C SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                 1.00
-----------------------------------------------------------------------------
Longer than one year                                               0.00

CLASS Z SHARES. Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES

You may exchange your Class A, Class B, Class C or Class Z shares for shares of the same class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the fund. See "Fund Policy on Trading of Fund Shares" for the fund's policy.

To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the fund on any regular business day that the NYSE is open.

When the fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

METHOD                                        INSTRUCTIONS
Through your
  financial advisor        You may call your financial advisor to place your
                           sell order. To receive the current trading day's
                           price, your financial advisor must receive your
                           request prior to the close of regular trading on
                           the NYSE, usually 4:00 p.m. Eastern time. Your
                           financial advisor may charge you fees for
                           executing a redemption for you.
-----------------------------------------------------------------------------
By exchange                You or your financial advisor may sell shares of
                           the fund by exchanging from the fund into the same
                           share class (and, in some cases, certain other
                           classes) of another fund distributed by Columbia
                           Funds Distributor, Inc. at no additional cost. To
                           exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------

METHOD                                        INSTRUCTIONS
By telephone               You or your financial advisor may sell shares of
                           the fund by telephone and request that a check be
                           sent to your address of record by calling
                           1-800-422-3737, unless you have notified the fund
                           of an address change within the previous 30 days.
                           The dollar limit for telephone sales is $100,000
                           in a 30-day period. You do not need to set up this
                           feature in advance of your call. Certain
                           restrictions apply to retirement accounts. For
                           details, call 1-800-799-7526.
-----------------------------------------------------------------------------
By mail                    You may send a signed letter of instruction or
                           stock power form along with any share certificates
                           to be sold to the address below. In your letter of
                           instruction, note the fund's name, share class,
                           account number, and the dollar value or number of
                           shares you wish to sell. All account owners must
                           sign the letter. Signatures must be guaranteed by
                           either a bank, a member firm of a national stock
                           exchange or another eligible guarantor that
                           participates in the Medallion Signature Guarantee
                           Program for amounts over $100,000 or for alternate
                           payee or mailing instructions. Additional
                           documentation is required for sales by
                           corporations, agents, fiduciaries, surviving joint
                           owners and individual retirement account owners.
                           For details, call 1-800-345-6611.
                           Mail your letter of instruction to Columbia Funds
                           Services, Inc., P.O. Box 8081, Boston, MA
                           02266-8081.
-----------------------------------------------------------------------------
By wire                    You may sell shares of the fund and request that
                           the proceeds be wired to your bank. You must set
                           up this feature prior to your telephone request.
                           Be sure to complete the appropriate section of the
                           account application for this feature.
-----------------------------------------------------------------------------
By systematic
  withdrawal plan          You may automatically sell a specified dollar
                           amount or percentage of your account on a monthly,
                           quarterly or semi-annual basis and have the
                           proceeds sent to you if your account balance is at
                           least $5,000. This feature is not available if you
                           hold your shares in certificate form. All dividend
                           and capital gains distributions must be
                           reinvested. Be sure to complete the appropriate
                           section of the account application for this
                           feature.
-----------------------------------------------------------------------------
By electronic
  funds transfer           You may sell shares of the fund and request that
                           the proceeds be electronically transferred to your
                           bank. Proceeds may take up to two business days to
                           be received by your bank. You must set up this
                           feature prior to your request. Be sure to complete
                           the appropriate section of the account application
                           for this feature.

FUND POLICY ON TRADING OF FUND SHARES

The interests of the fund's long-term shareholders may be adversely affected by certain short-term trading activity by fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of fund shares held by long-term shareholders and have other adverse effects on the fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the fund has adopted the policies and procedures set forth below with respect to frequent trading of the fund's shares.

The fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the fund detects that any shareholder has conducted two "round trips" (as defined below) in the fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the fund followed by an exchange out of the fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the fund practices discussed above.

The fund seeks to act in a manner that it believes is consistent with the best interests of fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

RULE 12b-1 PLAN. The fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the fund's Class C share distribution fee so that it does not exceed 0.60% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See above for the conversion schedules applicable to Class B shares.

ADDITIONAL INTERMEDIARY COMPENSATION. In addition to the commissions specified in this Prospectus/Proxy Statement, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED. The price of each class of the fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the fund must determine the price of each security in its portfolio at the close of each trading day. Because the fund holds securities that are traded on foreign exchanges, the value of the fund's securities may change on days when shareholders will not be able to buy or sell fund shares. This will affect the fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the fund may use other data to determine the fair value of the securities.

The fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES. If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES. Share certificates are not available for any class of shares offered by the fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES. The fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends                                   Represents interest and dividends
                                            earned from securities held by the
                                            fund, net of expenses incurred by the
                                            fund.
---------------------------------------------------------------------------------
Capital gains                               Represents net long-term capital
                                            gains on sales of securities held for
                                            more than 12 months and net
                                            short-term capital gains, which are
                                            gains on sales of securities held for
                                            a 12-month period or less.

UNDERSTANDING FUND DISTRIBUTIONS. The fund may earn income from the securities it holds. The fund also may realize capital gains or losses on sales of its securities. The fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

DISTRIBUTION OPTIONS. The fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the first day following the purchase payment date. Shares stop earning dividends on the day after the shares leave the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the fund will automatically reinvest all distributions in additional shares of the fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
  current fund
----------------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
  capital gains
----------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the fund.

TAX CONSEQUENCES. Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional fund shares, all fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the fund, you may realize a capital gain or loss when selling or exchanging shares of the fund. Such transactions also may be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR

Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the fund's investment advisor. Columbia Management is responsible for the fund's management, subject to oversight by the fund's Board of Trustees. In its duties as investment advisor, Columbia Management, runs the fund's day-to-day business, including placing all orders for the purchase and sale of the fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia, which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America

Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

For the 2004 fiscal year, aggregate advisory fees paid to Columbia Management by the fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the fund, amounted to 0.53% of average daily net assets of the fund.

PORTFOLIO MANAGER

MARIE M. SCHOFIELD, a managing director of Columbia Management, is the manager for the fund and has managed the fund since February 1996. Ms. Schofield has been associated with Columbia Management or its predecessors since February 1990.

LITIGATION MATTERS

Columbia Management, Columbia Funds Distributor, Inc. ("CFD") and certain of their affiliates (collectively, for purposes of this section, "Columbia") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where Columbia Management or CFD were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia Management and CFD, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia Management and CFD alleging that Columbia Management and CFD had violated certain New York anti-fraud statutes. If either Columbia Management or CFD is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia Management, CFD or any company that is an affiliated person of Columbia Management and CFD from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia Management and CFD that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On

March 15, 2004, Columbia Management and CFD entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia Management and CFD agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia Management and CFD to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia Management's and CFD's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia and its affiliate Banc of America Capital Management, LLC have agreed to reduce collectively mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The Statement of Additional Information and the fund's website
(www.columbiafunds.com) include a description of the fund's policies with respect to the disclosure of its portfolio holdings.

OTHER INVESTMENT STRATEGIES AND RISKS

The fund's principal investment strategies and their associated risks are described under "How Do the Investment Goals, Strategies and Policies of the Funds Compare?" and "Appendix D -- Principal Investment Risks." This section describes other investments the fund may make and the risks associated with them. In seeking to achieve its investment goal, the fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the fund's Statement of Additional Information, which you may obtain free of charge. The advisor may elect not to buy any of these securities or use any of these techniques. The fund may not always achieve its investment goal. Except as otherwise noted, approval by the fund's shareholders is not required to modify or change the fund's investment goal or any of its investment strategies.

DERIVATIVE STRATEGIES

The fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts and inverse floaters, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the fund.

TEMPORARY DEFENSIVE STRATEGIES

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the fund's normal investment activities. During such times, the fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the fund from achieving its investment goal.

APPENDIX E -- FINANCIAL HIGHLIGHTS FOR COLUMBIA QUALITY PLUS BOND FUND


The financial highlights table is intended to help you understand the financial performance of Columbia Quality Plus Bond Fund (the "Fund"). Information shown is that of Class A and Class B shares (formerly Prime A shares and Prime B shares, respectively, of Galaxy Quality Plus Bond Fund prior to reorganization), Class C shares and Class Z shares (formerly Trust Shares of Galaxy Quality Plus Bond Fund prior to reorganization). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been derived from the fund's financial statements which, for the fiscal year ended April 30, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report. The information for the six months ended April 30, 2003 and the fiscal years ended October 31, 2002, 2001, 2000 and 1999 has been derived from the fund's financial statements which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

            CLASS A                 YEAR      SIX MONTHS
                                    ENDED       ENDED             YEAR ENDED OCTOBER 31,
                                  APRIL 30,   APRIL 30,    -------------------------------------
                                   2004(A)    2003(B)(C)    2002      2001      2000     1999(D)
                                   CLASS A     CLASS A     CLASS A   CLASS A   CLASS A   CLASS A
NET ASSET VALUE -- BEGINNING OF
  PERIOD ($)                        11.52       11.29       11.23     10.35     10.25     11.20
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS ($):
  Net investment income              0.38(e)     0.24(e)     0.54(f)   0.57      0.57      0.60
  Net realized and unrealized
    gain (loss) on investments      (0.30)       0.24        0.07(f)   0.89      0.12     (0.89)
------------------------------------------------------------------------------------------------
Total from Investment Operations     0.08        0.48        0.61      1.46      0.69     (0.29)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income        (0.46)      (0.25)      (0.55)    (0.58)    (0.59)    (0.57)
  From net realized gains           (0.21)         --          --        --        --     (0.09)
------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                      (0.67)      (0.25)      (0.55)    (0.58)    (0.59)    (0.66)
------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD
  ($)                               10.93       11.52       11.29     11.23     10.35     10.25
------------------------------------------------------------------------------------------------
Total return (%)(g)(h)               0.65        4.28(i)     5.64     14.48      7.00     (2.68)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(j)                        1.02        0.92(k)     0.89      0.95      1.05      0.96
  Net investment income(j)           3.35        4.20(k)     4.79(f)   5.33      5.74      5.35
  Waiver/reimbursement               0.12        0.22(k)     0.39      0.38      0.47      0.56
Portfolio turnover rate (%)           119          42(i)       75       131       104       226
Net assets, end of period
  (000's) ($)                       2,105         522          59        38        34        16

 (a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

 (b) The fund changed its fiscal year end from October 31 to April 30.

 (c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A shares were redesignated Liberty Quality Plus Bond Fund, Class A shares.

 (d) The fund began offering Prime A shares on November 1, 1998.

 (e) Per share data was calculated using average shares outstanding during the period.

 (f) The fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $0.00, $0.00 and (0.15)%, respectively.

 (g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (h) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (i) Not annualized.

 (j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (k) Annualized.

         CLASS B
                              YEAR      SIX MONTHS          YEAR ENDED OCTOBER 31,
                              ENDED       ENDED      -------------------------------------
                            APRIL 30,   APRIL 30,     2002      2001      2000     1999(D)
                             2004(A)    2003(B)(C)   CLASS B   CLASS B   CLASS B   CLASS B
NET ASSET VALUE --
  BEGINNING OF PERIOD ($)     11.52       11.29       11.23     10.35     10.24     11.20
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS ($):
  Net investment income        0.29(e)     0.20(e)     0.44(f)   0.49      0.51      0.49
  Net realized and
    unrealized gain (loss)
    on investments            (0.30)       0.24        0.08(f)   0.89      0.12     (0.87)
------------------------------------------------------------------------------------------
Total from Investment
  Operations                  (0.01)       0.44        0.52      1.38      0.63     (0.38)
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS
  ($):
  From net investment
    income                    (0.37)      (0.21)      (0.46)    (0.50)    (0.52)    (0.49)
  From net realized gains     (0.21)         --          --        --        --     (0.09)
------------------------------------------------------------------------------------------
Total Distributions
  Declared to Shareholders    (0.58)      (0.21)      (0.46)    (0.50)    (0.52)    (0.58)
------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF
  PERIOD ($)                  10.93       11.52       11.29     11.23     10.35     10.24
------------------------------------------------------------------------------------------
Total return (%)(g)(h)        (0.12)       3.89(i)     4.86     13.65      6.41     (3.46)
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(j)                  1.81        1.68(k)     1.64      1.68      1.71      1.71
  Net investment income(j)     2.60        3.45(k)     4.04(f)   4.60      5.07      4.60
  Waiver/reimbursement         0.11        0.22(k)     0.30      0.28      0.29      0.36
Portfolio turnover rate
  (%)                           119          42(i)       75       131       104       226
Net assets, end of period
  (000's) ($)                 1,541         900         268       290       262       323

 (a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

 (b) The fund changed its fiscal year end from October 31 to April 30.

 (c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime B shares were redesignated Liberty Quality Plus Bond Fund, Class B shares.

 (d) The fund began offering Prime B shares on November 1, 1998.

 (e) Per share data was calculated using average shares outstanding during the period.

 (f) The fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.

 (g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (h) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (i) Not annualized.

 (j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (k) Annualized.

CLASS C                                                    YEAR ENDED   PERIOD ENDED
                                                           APRIL 30,     APRIL 30,
                                                            2004(A)       2003(B)
                                                            CLASS C       CLASS C
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                   11.52         11.21
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                    0.31          0.16
  Net realized and unrealized gain (loss) on investments     (0.30)         0.33
------------------------------------------------------------------------------------
Total from Investment Operations                              0.01          0.49
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                 (0.39)        (0.18)
  From net realized gains                                    (0.21)           --
------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.60)        (0.18)
------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                         10.93         11.52
------------------------------------------------------------------------------------
Total return (%)(d)(e)                                        0.10          4.38(f)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                 1.59          1.55(h)
  Net investment income(g)                                    2.75          3.23(h)
  Waiver/reimbursement                                        0.26          0.37(h)
Portfolio turnover rate (%)                                    119            42(f)
Net assets, end of period (000's) ($)                          558           170

 (a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

 (b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

         CLASS Z                            SIX MONTHS
                                              ENDED                  YEAR ENDED OCTOBER 31,
                            YEAR ENDED      APRIL 30,       ----------------------------------------
                            APRIL 30,       2003(B)(C)       2002         2001      2000      1999
                             2004(A)         CLASS Z        CLASS Z      CLASS Z   CLASS Z   CLASS Z
NET ASSET VALUE --
  BEGINNING OF PERIOD ($)      11.52           11.29          11.23        10.35     10.25     11.20
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS ($):
  Net investment income         0.42(d)         0.25(d)        0.55(e)      0.60      0.61      0.58
  Net realized and
    unrealized gain (loss)
    on investments             (0.31)           0.24           0.08(e)      0.88      0.11     (0.86)
----------------------------------------------------------------------------------------------------
  Total from Investment
    Operations                  0.11            0.49           0.63         1.48      0.72     (0.28)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS
  ($):
  From net investment
    income                     (0.49)          (0.26)         (0.57)       (0.60)    (0.62)    (0.58)
  From net realized gains      (0.21)             --             --           --        --     (0.09)
----------------------------------------------------------------------------------------------------
  Total Distributions
    Declared to
    Shareholders               (0.70)          (0.26)         (0.57)       (0.60)    (0.62)    (0.67)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE --
  END OF PERIOD ($)            10.93           11.52          11.29        11.23     10.35     10.25
----------------------------------------------------------------------------------------------------
Total return (%)(f)(g)          0.94            4.41(h)        5.86        14.73      7.27     (2.52)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(i)                   0.75            0.67(j)        0.69         0.73      0.78      0.84
  Net investment income(i)      3.71            4.49(j)        4.99(e)      5.55      5.99      5.46
  Waiver/reimbursement          0.11            0.22(j)        0.22         0.21      0.21      0.20
Portfolio turnover rate
  (%)                            119              42(h)          75          131       104       226
Net assets, end of period
  (000's) ($)                817,994         885,920        888,792      831,727   558,789   237,772

 (a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

 (b) The fund changed its fiscal year end from October 31 to April 30.

 (c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Trust shares were redesignated Liberty Quality Plus Bond Fund, Class Z shares.

 (d) Per share data was calculated using average shares outstanding during the period.

 (e) The fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.

 (f) Total return at net asset value assuming all distributions reinvested.

 (g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (h) Not annualized.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

APPENDIX F -- FUND INFORMATION



SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE CONTRARIAN INCOME FUND



For each class of the Contrarian Income Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of December 1, 2004 was as follows:



                                            NUMBER OF SHARES OUTSTANDING
FUND                                CLASS       AND ENTITLED TO VOTE
----                                -----   ----------------------------
Contrarian Income Fund                A               3,213,221
                                      B               1,063,160
                                      C                 425,306
                                      Z                  23,355


OWNERSHIP OF SHARES

As of December 1, 2004, the Trust believes that, as a group, the Trustees and officers of the respective funds owned less than one percent of each class of shares of each fund. As of December 1, 2004, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted fund:


                                                                                       PERCENTAGE OF
                                                                                        OUTSTANDING
                                                       NUMBER OF      PERCENTAGE OF   SHARES OF CLASS
                                                      OUTSTANDING      OUTSTANDING       OWNED UPON
FUND                       NAME AND ADDRESS            SHARES OF        SHARES OF       CONSUMMATION
AND CLASS                   OF SHAREHOLDER            CLASS OWNED      CLASS OWNED    OF ACQUISITIONS*
---------          --------------------------------  --------------   -------------   ----------------
CONTRARIAN INCOME
 FUND
 Class A           American Express Trust Company      680,276.1000       21.17%           19.86%
                   996 AXP Financial Ctr.
                   Minneapolis, MN 55474-0009

                   Charles Schwab & Co. Inc.           601,807.5950       18.73%           17.54%
                   101 Montgomery Street
                   San Francisco, CA 94104-4122

 Class C           Merrill Lynch, Pierce, Fenner &      50,312.9120       11.83%           10.58%
                   Smith
                   4800 Deer Lake Dr. E., FL. 3
                   Jacksonville, FL 32246-6484

 Class Z           John E. Nevola                        6,829.0580       29.24%              **
                   147 Stephens State Park Rd.
                   Hackettstown, NJ 07840-5518

                   National Investor Services            5,921.2250       25.35%              **
                   55 Water St., FL. 32
                   New York, NY 10041-3299

                                                                                       PERCENTAGE OF
                                                                                        OUTSTANDING
                                                       NUMBER OF      PERCENTAGE OF   SHARES OF CLASS
                                                      OUTSTANDING      OUTSTANDING       OWNED UPON
FUND                       NAME AND ADDRESS            SHARES OF        SHARES OF       CONSUMMATION
AND CLASS                   OF SHAREHOLDER            CLASS OWNED      CLASS OWNED    OF ACQUISITIONS*
---------          --------------------------------  --------------   -------------   ----------------

                   LPL Financial Services                1,899.6330        8.13%              **
                   9785 Towne Center Dr.
                   San Diego, CA 92121-1968

                   LPL Financial Services                1,834.8620        7.86%              **
                   9785 Towne Center Dr.
                   San Diego, CA 92121-1968

                   Starr Levine                          1,204.2470        5.16%              **
                   255 Sierra Dr.
                   Walnut Creek, CA 94596-4817


QUALITY PLUS BOND
 FUND
 Class A           Charles Schwab & Co. Inc.              64,177.72       29.49%            1.88%
                   101 Montgomery St.
                   San Francisco, CA 94104-4122

 Class B           Bear Stearns Securities Corp.         10,073.743        6.53%            0.83%
                   1 Metrotech Center North
                   Brooklyn, NY 11201-3870

 Class C           Pershing LLC                           2,592.552        5.15%            0.55%
                   PO Box 2052
                   Jersey City, NJ 07303-2052

                   UBS Financial Services Inc.             3,574.52        7.10%            0.75%
                   7323 Blairview Dr.
                   Dallas, TX 75230-5416

                   ADP Clearing & Outsourcing             5,654.107       11.23%            1.12%
                   26 Broadway
                   New York, NY 10004-1703

                   UBS Financial Services Inc.            9,048.015       17.98%            1.90%
                   446 Main St., Suite 1500
                   Worcester, MA 01608-2305

                   Pershing LLC                           8,100.623       16.09%            1.70%
                   PO Box 2052
                   Jersey City, NJ 07303-2052

 Class Z           Gales & Co.                       57,975,439.590       77.47%           77.44%
                   159 E Main St
                   Rochester, NY 14638-0001

                   AMVESCAP National Trust Co.       10,733,394.192       14.34%           14.34%
                   PO Box 105779
                   Atlanta, GA 30348-5779


 * Percentage owned assuming completion of the Acquisitions on December 1, 2004.

** Less than 0.01%.

                            COLUMBIA FUNDS TRUST III
                        COLUMBIA QUALITY PLUS BOND FUND

                                   FORM N-14
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2005



     This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of the Columbia Contrarian Income Fund (the "Acquired Fund"), a series of Columbia Funds Trust III, by the Columbia Quality Plus Bond Fund, also a series of Columbia Funds Trust III (the "Acquiring Fund").



     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated February 1, 2005 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of such Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.



     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquired Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                               TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE
  ACQUIRED FUND.............................................    2
DISCLOSURE OF PORTFOLIO INFORMATION.........................    2
FINANCIAL STATEMENTS........................................    3
APPENDIX A..................................................  A-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND.

     Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated September 1, 2004, as revised September 17, 2004.


     Further information about the Acquired Fund is contained in its Statement of Additional Information dated August 1, 2004, which is available upon request and without charge by writing to the Acquired Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.


DISCLOSURE OF PORTFOLIO INFORMATION.

     The Board of Directors and Trustees of the Columbia funds have adopted policies with respect to the disclosure of the funds' portfolio holdings by the funds, Columbia Management, or their affiliates. These policies provide that the funds' portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the funds' policies are described below. The Directors/Trustees shall be updated as needed regarding the funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of a fund's shareholders and those of Columbia Management and its affiliates. The funds' policies prohibit Columbia Management and the fund's other service providers from entering into any agreement to disclose fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the fund.

  PUBLIC DISCLOSURES

     Each fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the fund's website at www.columbiafunds.com. Each fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a fund's fiscal year). Shareholders may obtain a fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, a fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

     The equity and fixed income Columbia funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                              FREQUENCY OF
      TYPE OF FUND             INFORMATION PROVIDED            DISCLOSURE                DATE OF WEB POSTING
      ------------             --------------------           ------------               -------------------
Equity Funds                  Full portfolio holdings            Monthly               30 calendar days after
                                   information.                                              month-end.

Fixed Income Funds            Full portfolio holdings           Quarterly              60 calendar days after
                                   information.                                              quarter-end

     The scope of the information provided relating to a fund's portfolio that is made available on the website may change from time to time without prior notice.

     For Columbia's money market funds, a complete list of a fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the funds' distributor, Columbia Funds Distributor, at 800-426-3750, One Financial Center, Boston, Massachusetts 02111-2621.

     A fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

  OTHER DISCLOSURES

     Each fund's policies provide that non-public disclosures of a fund's portfolio holdings may be made if (1) the fund has a legitimate business purpose for making such disclosure, (2) the fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

     Each fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include any sub-custodians, of the funds' securities, the fund's independent registered public accounting firm, legal counsel, and financial printer, currently Bowne, Inc. and the funds' proxy voting service, currently Institutional Shareholder Services. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. A fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     Certain clients of the funds' investment adviser may follow a strategy similar to that of a fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the fund.

FINANCIAL STATEMENTS.

     The Annual Report for the twelve months ended April 30, 2004, of the Acquiring Fund, which report contains historical financial information regarding the Acquiring Fund, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


     The Annual Report for the twelve months ended March 31, 2004, of the Acquired Fund, which report contains historical financial information regarding the Contrarian Income Fund, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.



     Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

                        COLUMBIA CONTRARIAN INCOME FUND

                                      AND
                        COLUMBIA QUALITY PLUS BOND FUND

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                  (UNAUDITED)

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004
                                  (UNAUDITED)

NOTE 1.  ORGANIZATION

     Columbia Quality Plus Bond Fund (the "Acquiring Fund"), a series of Columbia Trust III (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  INVESTMENT GOAL

     The Acquiring Fund seeks a high level of current income consistent with prudent risk of capital.

  FUND SHARES

     The Acquiring Fund may issue an unlimited number of shares. The Acquiring Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. Each share class has its own expense structure.

NOTE 2.  BASIS OF COMBINATION


     The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of Columbia Contrarian Income Fund ("Target Fund") also series of Columbia Trust III, by the Acquiring Fund as if such merger had occurred on May 1, 2004.



     Under the terms of the merger, the combination of the Target Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Target Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.



     The Investment Portfolio and Statement of Assets and Liabilities of the Target Fund and Acquiring Fund have been combined to reflect balances as of April 30, 2004. The Statement of Operations of the Target Fund and Acquiring Fund has been combined to reflect twelve months ended April 30, 2004. Columbia Management Advisors, Inc. expects that all of the securities held by the Target Fund would comply with the investment goal and strategies of the Acquiring Fund.


     Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.


     The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included within their respective annual shareholder reports dated April 30, 2004 for Columbia Quality Plus Bond Fund and March 31, 2004 for the Columbia Contrarian Income Fund.



     The following notes refer to the accompanying pro-forma financial statements as if the above mentioned merger of the Target Fund by the Acquiring Fund had occurred on May 1, 2004.

NOTE 3.  SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

  SECURITY VALUATION

     Debt securities generally are valued by a pricing service approved by the funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

     Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

     Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITY TRANSACTIONS

     Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  REPURCHASE AGREEMENTS

     The funds may engage in repurchase agreement transactions with institutions that each fund's investment advisor has determined are creditworthy. Each fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  DELAYED DELIVERY SECURITIES

     Each fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the funds to subsequently invest at less advantageous prices. Each fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

  INCOME RECOGNITION

     Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

  DETERMINATION OF CLASS NET ASSET VALUES

     All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of each fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

  FEDERAL INCOME TAX STATUS

     Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

NOTE 4.  CAPITAL SHARES


     The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Target Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset values of the Target Fund divided by the net asset value per share of the Acquiring Fund as of April 30, 2004. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at April 30, 2004.



                                            SHARES OF      ADDITIONAL SHARES     TOTAL SHARES
                                         ACQUIRING FUND     ASSUMED ISSUED     OUTSTANDING POST
CLASS OF SHARES                          PRE-COMBINATION      WITH MERGER        COMBINATION
---------------                          ---------------   -----------------   ----------------
Class A................................       192,545          3,337,795           3,530,340
Class B................................       140,932          1,161,073           1,302,005
Class C................................        51,082            443,090             494,172
Class Z................................    74,820,117              4,996          74,825,113


NOTE 5.  LEGAL PROCEEDINGS

     Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

     On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

     As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

     In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

     For the twelve months ended September 30, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the funds in connection with these matters.

             PRO-FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES

                        AS OF APRIL 30, 2004 (UNAUDITED)



                                                                                                   COLUMBIA
                                                  COLUMBIA        COLUMBIA                       QUALITY PLUS
                                                 CONTRARIAN     QUALITY PLUS                      BOND FUND
                                                 INCOME FUND     BOND FUND       PRO FORMA        PRO FORMA
                                                 TARGET FUND   ACQUIRING FUND   ADJUSTMENTS        COMBINED
                                                 -----------   --------------   -----------     --------------
ASSETS:
Investments, at cost...........................  $58,541,809   $  959,960,931    $      --      $1,018,502,740
Affiliated investments, at cost................          --                --           --                  --
                                                 -----------   --------------    ---------      --------------
Investments, at value..........................  $59,430,870   $  968,665,931    $      --      $1,028,096,801
Affiliated investments, at value...............          --                --           --                  --
Cash...........................................         943               586           --               1,529
Receivable for:
  Investments sold.............................          --        27,487,635           --          27,487,635
  Fund shares sold.............................      20,941         1,209,199           --           1,230,140
  Interest.....................................     515,301         8,501,093           --           9,016,394
Expense reimbursement due from Investment
  Advisor......................................      31,236                --           --              31,236
Deferred Trustees' compensation plan...........       3,957            18,885           --              22,842
                                                 -----------   --------------    ---------      --------------
    TOTAL ASSETS...............................  60,003,248     1,005,883,329           --       1,065,886,577
                                                 -----------   --------------    ---------      --------------
LIABILITIES:
Payable for:
  Investments purchased........................   5,155,936         6,185,020           --          11,340,956
  Investments purchased on a delayed delivery
    basis......................................          --       126,941,936           --         126,941,936
  Fund shares repurchased......................     572,219         5,015,144           --           5,587,363
  Distributions................................          --         1,726,854           --           1,726,854
  Investment advisory fee......................      27,204           384,046           --             411,250
  Administration fee...........................          --            48,704           --              48,704
  Transfer agent fee...........................      22,013            84,822           --             106,835
  Pricing and bookkeeping fees.................       5,688            10,519           --              16,207
  Trustees' fees...............................       1,169               327           --               1,496
  Audit fee....................................      22,726            29,973           --              52,699
  Custody fee..................................       1,704             7,337           --               9,041
  Distribution and service fees................      23,587            12,035           --              35,622
Deferred compensation plan.....................       3,957            18,885           --              22,842
Other liabilities..............................      21,631            37,102       64,572(d)          123,305
                                                 -----------   --------------    ---------      --------------
    TOTAL LIABILITIES..........................   5,857,834       140,502,704       64,572         146,425,110
                                                 -----------   --------------    ---------      --------------
NET ASSETS.....................................  $54,145,414   $  865,380,625    $ (64,572)(d)  $  919,461,467
                                                 ===========   ==============    =========      ==============
COMPOSITION OF NET ASSETS:
Paid-in capital................................  $53,032,698   $  846,772,398           --      $  899,805,096
Overdistributed net investment income..........     (50,500)       (1,515,740)     (64,572)(d)      (1,630,812)
Accumulated net realized gain (loss)...........     274,155        11,418,967           --          11,693,122
Unrealized appreciation on investments.........     889,061         8,705,000           --           9,594,061
                                                 -----------   --------------    ---------      --------------
NET ASSETS.....................................  $54,145,414   $  865,380,625    $ (64,572)(d)  $  919,461,467
                                                 ===========   ==============    =========      ==============
CLASS A:(a)
Net assets.....................................  $36,491,276   $    2,105,037    $    (157)     $   38,596,156
Shares outstanding.............................   3,343,272           192,545       (5,477)          3,530,340
                                                 ===========   ==============                   ==============
Net asset value per share(b)...................  $    10.91    $        10.93                   $        10.93
                                                 ===========   ==============                   ==============
Maximum sales charge...........................        4.75%             4.75%                            4.75%
Maximum offering price per share(c)............  $    11.45    $        11.48                   $        11.48

                                                                                                   COLUMBIA
                                                  COLUMBIA        COLUMBIA                       QUALITY PLUS
                                                 CONTRARIAN     QUALITY PLUS                      BOND FUND
                                                 INCOME FUND     BOND FUND       PRO FORMA        PRO FORMA
                                                 TARGET FUND   ACQUIRING FUND   ADJUSTMENTS        COMBINED
                                                 -----------   --------------   -----------     --------------
CLASS B:(a)
Net assets.....................................  $12,694,218   $    1,540,821    $    (115)     $   14,234,924
Shares outstanding.............................   1,152,351           140,932        8,722(e)        1,302,005
                                                 ===========   ==============                   ==============
Net asset value and offering price per
  share(b).....................................  $    11.02    $        10.93                   $        10.93
                                                 ===========   ==============                   ==============
CLASS C:(a)
Net assets.....................................  $4,844,260    $      558,470    $     (42)     $    5,402,688
Shares outstanding.............................     440,844            51,082        2,246(e)          494,172
                                                 ===========   ==============                   ==============
Net asset value and offering price per
  share(b).....................................  $    10.99    $        10.93                   $        10.93
                                                 ===========   ==============                   ==============
CLASS G:
Net assets.....................................  $       --    $    8,123,752    $    (606)     $    8,123,146
Shares outstanding.............................          --           743,072           --             743,072
                                                 ===========   ==============                   ==============
Net asset value and offering price per
  share(b).....................................          --    $        10.93                   $        10.93
                                                 ===========   ==============                   ==============
CLASS T:
Net assets.....................................  $       --    $   35,058,180    $  (2,616)     $   35,055,564
Shares outstanding.............................          --         3,206,754           --           3,206,754
                                                 ===========   ==============                   ==============
Net asset value per share(b)...................  $       --    $        10.93                   $        10.93
                                                 ===========   ==============                   ==============
Maximum sales charge...........................          --              4.75%                            4.75%
Maximum offering price per share(c)............  $       --    $        11.48                   $        11.48
CLASS Z:(a)
Net assets.....................................  $  115,660    $  817,994,365    $ (61,036)     $  818,048,989
Shares outstanding.............................      10,714        74,820,117       (5,718)         74,825,113
                                                 ===========   ==============                   ==============
Net asset value, offering and redemption price
  per share....................................  $    10.80    $        10.93                   $        10.93
                                                 ===========   ==============                   ==============


---------------


(a) Class A, B, C and Z shares of Columbia Contrarian Income Fund are exchanged for Class A, B, C and Z shares of Columbia Quality Plus Bond shares, based on the net asset value per share of Columbia Quality Plus Bond Fund's Class A, B, C and Z shares, respectively, at the time of the merger.


(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)  On sales of $50,000 or more the offering price is reduced.


(d) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $0 and $64,572 to be borne by Columbia Contrarian Income Fund and Columbia Quality Plus Bond Fund, respectively.


(e)  Reflects estimated shares issued to Target Fund at the time of the merger.

                  PRO-FORMA COMBINING STATEMENT OF OPERATIONS
                   FOR THE TWELVE MONTHS ENDED APRIL 30, 2004

                                  (UNAUDITED)



                                                                                        COLUMBIA
                                          COLUMBIA        COLUMBIA                    QUALITY PLUS
                                         CONTRARIAN     QUALITY PLUS                  BOND FUND PRO
                                         INCOME FUND     BOND FUND       PRO FORMA        FORMA
                                         TARGET FUND   ACQUIRING FUND   ADJUSTMENTS     COMBINED
                                         -----------   --------------   -----------   -------------
INVESTMENT INCOME:
Interest...............................  $ 2,096,708    $ 41,044,815    $        --   $ 43,141,523
Interest from affiliates...............           --              --             --             --
Foreign taxes withheld.................           --          (3,737)            --         (3,737)
                                         -----------    ------------    -----------   ------------
     Total Investment Income...........    2,096,708      41,041,078             --     43,137,786
                                         -----------    ------------    -----------   ------------
EXPENSES:
Investment advisory fee................      380,889       5,900,129     (1,157,632)     5,123,386(a)
Administration fee.....................           --         616,595         36,439        653,034(a)
Distribution fee:
  Class B..............................      100,952          11,023             --        111,975(a)
  Class C..............................       26,836           3,943             --         30,779(a)
  Class G..............................           --          69,092             --         69,092(a)
Service fee:
  Class A..............................       93,742           4,134             --         97,876(a)
  Class B..............................       33,651           3,675             --         37,326(a)
  Class C..............................        8,945           1,311             --         10,256(a)
  Class G..............................           --          15,944             --         15,944(a)
Shareholder services fee -- Class T....           --          59,667             --         59,667(a)
Transfer agent fee:
  Class A..............................      134,512           2,383       (102,415)        34,480(b)
  Class B..............................       52,752           2,541        (42,156)        13,137(b)
  Class C..............................       14,096             547        (11,027)         3,616(b)
  Class G..............................           --          16,467         (7,113)         9,354(b)
  Class I..............................          203              --           (203)            --(a)
  Class T..............................           --          60,740        (25,699)        35,041(b)
  Class Z..............................          285         968,018       (204,849)       763,454(b)
Pricing and bookkeeping fees...........       49,085         124,854          2,453        176,392(e)
Trustees' fees.........................        9,785          21,859         (3,262)        28,382(b)
Custody fee............................        9,212          51,843             --         61,055
Registration fees......................       67,141          93,500        (60,641)       100,000(b)
Non-recurring costs (see Note 5).......          384          14,485             --         14,869
Other expenses.........................       90,537         150,404        (66,780)       174,161(b)
                                         -----------    ------------    -----------   ------------
     Total Operating Expenses..........    1,073,007       8,193,154     (1,642,885)     7,623,276
                                         -----------    ------------    -----------   ------------
     Total Expenses....................    1,073,007       8,193,154     (1,642,885)     7,623,276

                                                                                        COLUMBIA
                                          COLUMBIA        COLUMBIA                    QUALITY PLUS
                                         CONTRARIAN     QUALITY PLUS                  BOND FUND PRO
                                         INCOME FUND     BOND FUND       PRO FORMA        FORMA
                                         TARGET FUND   ACQUIRING FUND   ADJUSTMENTS     COMBINED
                                         -----------   --------------   -----------   -------------
Fees and expenses waived or reimbursed
  by Investment Advisor................     (507,304)     (1,048,676)     1,555,980             --
Fees waived by Distributor -- Class
  C....................................                         (786)        (5,367)        (6,153)(d)
Fees waived by Transfer Agent:
  Class A..............................           --             (96)            96             --(a)
  Class B..............................           --              --(c)          --             --
  Class C..............................           --              --(c)          --             --
  Class G..............................           --              --(c)          --             --
  Class T..............................           --              (2)             2             --
  Class Z..............................           --             (55)            55             --
Custody earnings credit................          (95)           (367)            --           (462)
Non-recurring costs assumed by
  Investment Advisor (see Note 5)......         (384)        (14,485)            --        (14,869)
                                         -----------    ------------    -----------   ------------
     Net Expenses......................      565,224       7,128,687        (92,119)     7,601,792
                                         -----------    ------------    -----------   ------------
Net Investment Income..................    1,531,484      33,912,391         92,119     35,535,994
                                         -----------    ------------    -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments.......      484,018      18,386,312             --     18,870,330
Net change in unrealized
  appreciation/depreciation on
  investments..........................   (1,194,588)    (43,380,162)            --    (44,574,750)
                                         -----------    ------------    -----------   ------------
Net Loss...............................     (710,570)    (24,993,850)            --    (25,704,420)
                                         -----------    ------------    -----------   ------------
Net Increase in Net Assets from
  Operations...........................  $   820,914    $  8,918,541    $    92,119   $  9,831,574
                                         -----------    ------------    -----------   ------------


---------------

(a) Based on the contract in effect for Columbia Quality Plus Bond, the surviving fund.

(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.

(c)  Amount rounds to less than $1.

(d) Based on voluntary fee waiver currently in effect for Columbia Quality Plus Bond Fund, the surviving fund.


(e) Adjustment to realign Columbia Contrarian Income Fund's fees to Columbia Quality Plus Bond Fund's current fee structure.

                    PRO-FORMA COMBINING INVESTMENT PORTFOLIO

                           APRIL 30, 2004 (UNAUDITED)



                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
CORPORATE NOTES AND BONDS -- 41.7%
FINANCE -- 16.3%
Alliance Capital Management
   5.625% 08/15/06...........................    200,000       210,500           --              --      200,000          210,500
Allstate Corp.
   5.375% 12/01/06...........................    350,000       369,589           --              --      350,000          369,589
Allstate Corp., Senior Note
   7.875% 05/01/05...........................         --            --    1,650,000       1,746,525    1,650,000        1,746,525
American Express Credit Corp.
   1.210% 12/16/04(a)........................  1,000,000     1,000,440           --              --    1,000,000        1,000,440
Arch Western Finance,
   6.750% 07/01/13(b)........................    100,000       102,250           --              --      100,000          102,250
Bank One Corp.
   6.000% 08/01/08...........................    200,000       216,618           --              --      200,000          216,618
Bank One Corp., Subordinated Note
   7.875% 08/01/10...........................         --            --    1,835,000       2,147,262    1,835,000        2,147,262
Bear Stearns Companies, Inc.
   6.875% 10/01/05...........................    100,000       106,278           --              --      100,000          106,278
Bear Stearns Companies, Inc.
   3.000% 03/30/06...........................         --            --    4,500,000       4,532,490    4,500,000        4,532,490
Bear Stearns Companies, Inc.
   5.700% 01/15/07...........................    240,000       255,055           --              --      240,000          255,055
Boeing Capital Corp.,
   5.650% 05/16/06...........................    250,000       263,960           --              --      250,000          263,960
Boeing Capital Corp., Senior Note
   4.750% 08/25/08...........................         --            --    2,675,000       2,737,033    2,675,000        2,737,033
Boeing Capital Corp., Senior Note
   6.100% 03/01/11...........................         --            --    3,305,000       3,528,583    3,305,000        3,528,583
Capital One Bank
   5.750% 09/15/10...........................         --            --    2,215,000       2,311,353    2,215,000        2,311,353
Chubb Corp.
   6.000% 11/15/11...........................         --            --    3,300,000       3,509,286    3,300,000        3,509,286
Citicorp,
   6.375% 11/15/08...........................    100,000       109,422           --              --      100,000          109,422
Citigroup, Inc.
   1.235% 03/20/06(a)........................    500,000       501,002           --              --      500,000          501,002
Citigroup, Inc.
   5.500% 08/09/06...........................    100,000       105,922           --              --      100,000          105,922
Citigroup, Inc.
   5.125% 05/05/14...........................         --            --   10,150,000      10,068,496   10,150,000       10,068,496
Comerica Bank,
   7.250% 06/15/07...........................         --            --    3,000,000       3,308,730    3,000,000        3,308,730
Comerica, Inc.,
   7.250% 08/01/07...........................         --            --    1,130,000       1,235,949    1,130,000        1,235,949
Countrywide Home Loan
   5.625% 05/15/07...........................    300,000       318,039           --              --      300,000          318,039
Countrywide Home Loan
 Series L, MTN
   2.875% 02/15/07...........................         --            --    7,415,000       7,317,493    7,415,000        7,317,493
Credit Suisse First Boston USA, Inc.
   1.620% 02/15/07(a)........................    750,000       752,048           --              --      750,000          752,048
Deutsche Bank Financial LLC
   5.375% 03/02/15...........................         --            --    2,460,000       2,452,989    2,460,000        2,452,989
Ford Motor Credit Co.
   6.875% 02/01/06...........................    150,000       158,986           --              --      150,000          158,986
Ford Motor Credit Co., Senior Note
   7.375% 02/01/11...........................         --            --    8,265,000       8,816,028    8,265,000        8,816,028
General Electric Capital Corp.
   4.250% 01/28/05...........................    200,000       203,746           --              --      200,000          203,746
General Electric Capital Corp.
   1.330% 02/03/06(a)........................    600,000       600,210           --              --      600,000          600,210


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
General Electric Capital Corp.
   3.500% 05/01/08...........................         --            --    1,120,000       1,108,699    1,120,000        1,108,699
General Electric Capital Corp.
 Debenture
   8.300% 09/20/09...........................         --            --      250,000         296,052      250,000          296,052
General Electric Capital Corp.
 Series A, MTN
   6.750% 03/15/32...........................         --            --    5,900,000       6,340,081    5,900,000        6,340,081
General Motors Acceptance Corp.
   6.850% 06/17/04...........................    300,000       301,893                                   300,000          301,893
General Motors Acceptance Corp., Debenture
   8.375% 07/15/33...........................         --            --    6,200,000       6,694,326    6,200,000        6,694,326
Goldman Sachs Group, Inc.
   7.800% 01/28/10...........................    150,000       173,847           --              --      150,000          173,847
Goldman Sachs Group, Inc.
   6.875% 01/15/11...........................    150,000       168,679    2,240,000       2,518,947    2,390,000        2,687,626
Goldman Sachs Group, Inc.
   5.700% 09/01/12...........................    400,000       413,360           --              --      400,000          413,360
Goldman Sachs Group, Inc.
   4.750% 07/15/13...........................         --            --    2,275,000       2,167,302    2,275,000        2,167,302
Heller Financial, Inc.,
   6.375% 03/15/06...........................    100,000       106,910           --              --      100,000          106,910
Household Finance Corp.
   7.200% 07/15/06...........................    100,000       108,868           --              --      100,000          108,868
Household Finance Corp.
   6.400% 06/17/08...........................    250,000       272,260           --              --      250,000          272,260
International Lease Finance Corp.
   2.390% 01/13/05(a)........................    900,000       907,407           --              --      900,000          907,407
International Lease Finance Corp. Series P,
 MTN
   3.125% 05/03/07...........................         --            --    4,720,000       4,684,081    4,720,000        4,684,081
iStar Financial, Inc.
   8.750% 08/15/08...........................     34,000        38,080           --              --       34,000           38,080
J.P. Morgan Chase & Co.
   7.625% 09/15/04...........................    100,000       101,957           --              --      100,000          101,957
J.P. Morgan Chase & Co. Subordinated Note
   5.750% 01/02/13...........................         --            --    7,760,000       8,065,356    7,760,000        8,065,356
KFW International Finance
   2.500% 10/17/05...........................         --            --    4,750,000       4,773,275    4,750,000        4,773,275
Lehman Brothers Holdings, Inc.
   6.625% 02/15/08...........................    350,000       385,063           --              --      350,000          385,063
Lincoln National Corp.
   6.500% 03/15/08...........................    100,000       108,857           --              --      100,000          108,857
Marsh & McLennan Companies, Inc.
   3.625% 02/15/08...........................         --            --    1,895,000       1,882,379    1,895,000        1,882,379
Marshall & Ilsley Bank Subordinated Note
   6.375% 09/01/11...........................         --            --    3,000,000       3,288,720    3,000,000        3,288,720
Mellon Funding Corp.,
   6.400% 05/14/11...........................    150,000       164,736           --              --      150,000          164,736
Mellon Funding Corp. Subordinated Note
   6.375% 02/15/10...........................         --            --    2,645,000       2,887,732    2,645,000        2,887,732
Merrill Lynch & Co., Inc.
   6.560% 12/16/07...........................    250,000       274,165           --              --      250,000          274,165
Merrill Lynch & Co., Inc. Series B, MTN
   5.300% 09/30/15...........................         --            --    6,600,000       6,500,340    6,600,000        6,500,340
MetLife, Inc., Senior Note
   6.125% 12/01/11...........................         --            --    4,000,000       4,306,920    4,000,000        4,306,920
Morgan Stanley Dean Witter Unsubordinated
 Note
   6.100% 04/15/06...........................         --            --    2,040,000       2,173,375    2,040,000        2,173,375
National City Corp., Subordinated Note
   5.750% 02/01/09...........................         --            --    3,000,000       3,206,400    3,000,000        3,206,400
National Rural Utilities Cooperative Finance
 Corp.
   6.000% 05/15/06...........................         --            --    1,525,000       1,620,160    1,525,000        1,620,160
Northern Trust Co., Subordinated Note
   6.300% 03/07/11...........................         --            --    2,700,000       2,950,074    2,700,000        2,950,074


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
Prudential Financial, Inc. Series B, MTN
   4.750% 04/01/14...........................         --            --    2,900,000       2,754,739    2,900,000        2,754,739
Simon Property Group LP
   5.450% 03/15/13...........................         --            --    5,905,000       5,913,149    5,905,000        5,913,149
SLM Corp.
   1.370% 01/25/06(a)........................  1,000,000     1,002,943           --              --    1,000,000        1,002,943
SunTrust Bank, Atlanta Subordinated Note,
 Bank Note
   7.250% 09/15/06...........................         --            --    2,000,000       2,182,800    2,000,000        2,182,800
SunTrust Bank, Central Florida Subordinated
 Note, Bank Note
   6.900% 07/01/07...........................         --            --    1,300,000       1,438,892    1,300,000        1,438,892
Toyota Motor Credit Corp.
   5.650% 01/15/07...........................    200,000       213,698           --              --      200,000          213,698
Wachovia Corp., Senior Note
   3.625% 02/17/09...........................         --            --    5,000,000       4,905,000    5,000,000        4,905,000
Washington Mutual, Inc.
   6.875% 06/15/11...........................    160,000       179,187           --              --      160,000          179,187
Wells Fargo & Co.
   1.150% 03/24/05(a)........................    500,000       499,685           --              --      500,000          499,685
Wells Fargo & Co.
   5.125% 09/01/12...........................    250,000       252,440           --              --      250,000          252,440
Wells Fargo & Co., Senior Note
   7.250% 08/24/05...........................         --            --    2,000,000       2,129,060    2,000,000        2,129,060
Wells Fargo Bank, N.A. Subordinated Note
   6.450% 02/01/11...........................         --            --      300,000         330,921      300,000          330,921
Wells Fargo Financial, Inc.
   6.125% 02/15/06...........................     50,000        53,132           --              --       50,000           53,132
Wells Fargo Financial, Inc.
   5.875% 08/15/08...........................    150,000       162,165           --              --      150,000          162,165
                                                           -----------                -------------                --------------
Finance Total                                               11,163,397        Total     138,830,997        Total      149,994,394
                                                           -----------                -------------                --------------
COMMUNICATIONS -- 5.2%
AOL Time Warner, Inc.
   6.875% 05/01/12...........................         --            --    3,985,000       4,354,449    3,985,000        4,354,449
AOL Time Warner, Inc.
   7.625% 04/15/31...........................         --            --    5,715,000       6,237,637    5,715,000        6,237,637
AT&T Broadband Corp.
   8.375% 03/15/03...........................     84,000       100,104           --              --       84,000          100,104
AT&T Wireless Services, Inc.
   8.125% 05/01/12...........................         --            --    3,645,000       4,249,377    3,645,000        4,249,377
BellSouth Capital Funding, Debenture
   7.875% 02/15/30...........................         --            --    3,145,000       3,702,105    3,145,000        3,702,105
CBS Corp.
   7.150% 05/20/05...........................     75,000        78,980           --              --       75,000           78,980
Comcast Cable Communications, Inc.
   6.200% 11/15/08...........................     50,000        53,605           --              --       50,000           53,605
Comcast Cable Communications, Inc.
   6.875% 06/15/09...........................    100,000       110,181           --              --      100,000          110,181
Comcast Cable Communications, Inc.
   8.875% 05/01/17...........................         --            --    3,295,000       4,090,479    3,295,000        4,090,479
Cox Communications, Inc.
   7.750% 11/01/10...........................         --            --    2,990,000       3,417,151    2,990,000        3,417,151
Dex Media East LLC,
 12.125% 11/15/12............................     75,000        87,000           --              --       75,000           87,000
DirecTV Holdings
   8.375% 03/15/13...........................    125,000       141,250           --              --      125,000          141,250
Disney (Walt) Co.
   4.875% 07/02/04...........................    150,000       150,810           --              --      150,000          150,810
Disney (Walt) Co.
   7.300% 02/08/05...........................         --            --    1,600,000       1,663,760    1,600,000        1,663,760
EchoStar DBS Corp.,
   5.750% 10/01/08(b)........................    200,000       200,500           --              --      200,000          200,500
Gannett Co., Inc.
   5.500% 04/01/07...........................         --            --    1,100,000       1,167,133    1,100,000        1,167,133
GTE South, Inc.
   6.000% 02/15/08...........................    100,000       106,588           --              --      100,000          106,588


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
Houghton Mifflin Co.
   9.875% 02/01/13...........................     20,000        19,700           --              --       20,000           19,700
L-3 Communications Corp.
   7.625% 06/15/12...........................    200,000       214,000           --              --      200,000          214,000
New England Telephone & Telegraph
   7.650% 06/15/07...........................         --            --    3,000,000       3,351,630    3,000,000        3,351,630
Nextel Communications
   9.500% 02/01/11...........................    150,000       170,250           --              --      150,000          170,250
Pacific Bell
   6.250% 03/01/05...........................    100,000       103,587           --              --      100,000          103,587
Pacific Bell, Debenture
   7.125% 03/15/26...........................         --            --    1,400,000       1,512,462    1,400,000        1,512,462
Rogers Cable, Inc.
   7.875% 05/01/12...........................     75,000        81,351           --              --       75,000           81,351
SBC Communications, Inc.
   5.750% 05/02/06...........................         --            --    3,100,000       3,282,280    3,100,000        3,282,280
SBC Communications, Inc.
   5.875% 02/01/12...........................    315,000       329,210           --              --      315,000          329,210
Sinclair Broadcasting Group
   8.750% 12/15/11...........................    100,000       109,500           --              --      100,000          109,500
Sprint Capital Corp.
   6.000% 01/15/07...........................         --            --    1,450,000       1,541,060    1,450,000        1,541,060
Sprint Capital Corp.
   6.875% 11/15/28...........................         --            --    2,800,000       2,757,720    2,800,000        2,757,720
USA Networks, Inc.
   6.750% 11/15/05...........................     50,000        53,028           --              --       50,000           53,028
Verizon New England, Inc. Senior Note
   6.500% 09/15/11...........................         --            --    3,400,000       3,695,528    3,400,000        3,695,528
Viacom, Inc.
   5.625% 08/15/12...........................    325,000       337,506           --              --      325,000          337,506
                                                           -----------                -------------                --------------
Communications Total                                         2,447,150        Total      45,022,771        Total       47,469,921
                                                           -----------                -------------                --------------
CONSUMER STAPLES -- 5.3%
AmerisourceBergen Corp.
   8.125% 09/01/08...........................    125,000       138,125           --              --      125,000          138,125
Apogent Technologies, Inc.
   6.500% 05/15/13...........................    150,000       158,250           --              --      150,000          158,250
Avon Products, Inc.
   6.900% 11/15/04...........................         --            --    2,000,000       2,056,640    2,000,000        2,056,640
Becton, Dickinson & Co., Debenture
   6.700% 08/01/28...........................         --            --    1,750,000       1,883,087    1,750,000        1,883,087
Cargill, Inc.
   6.375% 06/01/12(b)........................         --            --    2,000,000       2,160,160    2,000,000        2,160,160
Coca-Cola Co.
   4.000% 06/01/05...........................         --            --    3,000,000       3,067,740    3,000,000        3,067,740
Coca-Cola Co.
   5.750% 03/15/11...........................    100,000       107,307           --              --      100,000          107,307
Coca-Cola Enterprises, Inc.
   5.375% 08/15/06...........................    125,000       131,472           --              --      125,000          131,472
Coca-Cola Enterprises, Inc.
   4.375% 09/15/09...........................    500,000       504,825           --              --      500,000          504,825
Coca-Cola Enterprises, Inc., Debenture
   7.125% 08/01/17...........................         --            --    1,650,000       1,899,744    1,650,000        1,899,744
Colgate Palmolive Co.
   3.980% 04/29/05...........................    300,000       306,318           --              --      300,000          306,318
Colgate-Palmolive Co., Series D, MTN
   5.340% 03/27/06...........................    100,000       105,140    1,000,000       1,051,400    1,100,000        1,156,540
Colgate-Palmolive Co., Series D, MTN
   7.950% 06/01/10...........................         --            --    3,300,000       3,933,006    3,300,000        3,933,006
ConAgra Foods, Inc.
   6.000% 09/15/06...........................    250,000       266,555           --              --      250,000          266,555
Constellation Brands, Inc.
   8.125% 01/15/12...........................     75,000        81,375           --              --       75,000           81,375
Cott Beverages, Inc.
   8.000% 12/15/11...........................     25,000        27,187           --              --       25,000           27,187


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
Diageo Capital PLC
   7.250% 11/01/09...........................    100,000       114,018           --              --      100,000          114,018
Eli Lilly & Co.
   5.500% 07/15/06...........................    100,000       105,739           --              --      100,000          105,739
Eli Lilly & Co.
   6.000% 03/15/12...........................    325,000       351,390           --              --      325,000          351,390
General Mills, Inc.
   5.125% 02/15/07...........................    400,000       418,188           --              --      400,000          418,188
Gillette Co.
   4.000% 06/30/05...........................    400,000       409,516    2,000,000       2,047,580    2,400,000        2,457,096
Kraft Foods, Inc.
   1.320% 11/26/04(a)........................  1,000,000     1,000,810           --              --    1,000,000        1,000,810
Kroger Co.
   7.000% 05/01/18...........................    100,000       108,494           --              --      100,000          108,494
Kroger Co.
   7.500% 04/01/31...........................         --            --    1,715,000       1,899,946    1,715,000        1,899,946
Kroger Co., Senior Note
   8.000% 09/15/29...........................         --            --    2,555,000       2,973,075    2,555,000        2,973,075
Omnicare, Inc.,
   8.125% 03/15/11...........................     25,000        27,438           --              --       25,000           27,438
Pepsi Bottling Group, Inc.
   5.625% 02/17/09(b)........................    550,000       588,407           --              --      550,000          588,407
Pepsi Bottling Group, Inc. Series B, Senior
 Note
   7.000% 03/01/29...........................         --            --    2,600,000       2,884,674    2,600,000        2,884,674
Procter & Gamble Co.
   4.000% 04/30/05...........................    400,000       408,288           --              --      400,000          408,288
Safeway, Inc.
   6.500% 11/15/08...........................    100,000       108,600           --              --      100,000          108,600
Safeway, Inc.
   5.800% 08/15/12...........................    300,000       308,115    2,300,000       2,362,215    2,600,000        2,670,330
Sara Lee Corp.
   6.250% 09/15/11...........................         --            --    2,405,000       2,633,114    2,405,000        2,633,114
Select Medical Corp.,
   9.500% 06/15/09...........................     25,000        27,375           --              --       25,000           27,375
Schering-Plough Corp., Senior Note
   5.300% 12/01/13...........................         --            --    4,395,000       4,395,088    4,395,000        4,395,088
Sysco Corp.
   4.750% 07/30/05...........................    350,000       361,172           --              --      350,000          361,172
Sysco Corp., Senior Note
   7.000% 05/01/06...........................    100,000       108,095    3,000,000       3,242,850    3,100,000        3,350,945
Triad Hospitals, Inc.,
   8.750% 05/01/09...........................    200,000       221,000           --              --      200,000          221,000
Unilever Capital Corp.
   7.125% 11/01/10...........................         --            --    2,000,000       2,298,240    2,000,000        2,298,240
UnitedHealth Group, Inc.,
   5.200% 01/17/07...........................    250,000       262,732           --              --      250,000          262,732
Wal-Mart Stores, Inc.
   5.450% 08/01/06...........................    150,000       158,488           --              --      150,000          158,488
Wal-Mart Stores, Inc.
   8.000% 09/15/06...........................    100,000       111,409           --              --      100,000          111,409
Wal-Mart Stores, Inc.
   6.875% 08/10/09...........................    250,000       281,253           --              --      250,000          281,253
Wyeth
   5.500% 02/01/14...........................    340,000       337,433           --              --      340,000          337,433
                                                           -----------                -------------                --------------
Consumer Staples Total                                       7,644,514        Total      40,788,559        Total       48,433,073
                                                           -----------                -------------                --------------
UTILITIES -- 3.8%
AEP Texas Control Co. Series D. Senior Note
   5,500% 02/12/13...........................         --            --    2,200,000       2,222,814    3,200,000        2,222,814
Alabama Power Co. Debenture
   5.700% 02/15/33...........................         --            --    1,465,000       1,392,585    1,465,000        1,392,585
Carolina Power & Light Co. First Mortgage
   5.125% 09/15/13...........................         --            --    1,445,000       1,437,038    1,445,000        1,437,038
Columbus Southern Power Co. Series C, Senior
 Note
   5.500% 03/01/13...........................         --            --    1,700,000       1,729,665    1,700,000        1,729,665


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
Consolidated Edison Co. of New York, Inc.
 Series B, Debenture
   7.150% 12/01/09...........................         --            --    2,530,000       2,895,281    2,530,000        2,895,281
Dominion Resources, Inc. Series B, Senior
 Note
   7.625% 07/15/05...........................         --            --    1,275,000       1,356,778    1,275,000        1,356,778
Exelon Generation Co., LLC,
   6.950% 06/15/11...........................    200,000       222,842           --              --      200,000          222,842
Florida Power & Light Co. First Mortgage
   6.875% 12/01/05...........................         --            --    3,900,000       4,167,306    3,900,000        4,167,306
Indiana Michigan Power Co.
   6.450% 11/10/08...........................     50,000        54,443           --              --       50,000           54,443
Kentucky Power Co.
   6.450% 11/10/08...........................    100,000       108,887           --              --      100,000          108,887
Nisource Finance Corp., Senior Note
   6.150% 03/01/13...........................         --            --    3,130,000       3,270,600    3,130,000        3,270,600
Oncor Electric Delivery Co., Debenture
   7.000% 09/01/22...........................         --            --    2,850,000       3,079,454    2,850,000        3,079,454
Pacific Gas & Electric Co. First Mortgage
   6.050% 03/01/34...........................         --            --    3,175,000       2,993,898    3,175,000        2,993,898
Pepco Holdings, Inc.
   6.450% 08/15/12...........................         --            --    3,160,000       3,368,118    3,160,000        3,368,118
Progress Energy, Inc., Senior Note
   7.750% 03/01/31...........................         --            --    2,555,000       2,902,608    2,555,000        2,902,608
PSE&G Power
   6.950% 06/01/12...........................    175,000       193,161           --              --      175,000          193,161
Southern California Edison Co. First Mortgage
   5.000% 01/15/14...........................         --            --    1,500,000       1,471,770    1,500,000        1,471,770
Virginia Electric & Power Series A, Senior
 Note
   5.375% 02/01/07...........................         --            --    1,575,000       1,657,561    1,575,000        1,657,561
                                                           -----------                -------------                --------------
Utilities Total                                                579,333        Total      33,945,476        Total       34,524,809
                                                           -----------                -------------                --------------
INDUSTRIAL -- 4.7%
Abbott Laboratories
   6.400% 12/01/06...........................    600,000       650,064           --              --      600,000          650,064
Airgas, Inc.
   9.125% 10/01/11...........................    150,000       169,500           --              --      150,000          169,500
Allied Waste North America, Inc.
   7.875% 01/01/09...........................     11,000        11,385           --              --       11,000           11,385
EquiStar Chemical Funding
   10.625% 05/01/11..........................     50,000        55,875           --              --       50,000           55,875
Ball Corp.
   6.875% 12/15/12...........................    175,000       185,500           --              --      175,000          185,500
Black & Decker Corp., Senior Note
   7.125% 06/01/11...........................         --            --    1,500,000       1,707,060    1,500,000        1,707,060
Burlington Northern Santa Fe Corp.
   6.750% 07/15/11...........................    150,000       166,840           --              --      150,000          166,840
Cooper Industries, Inc.
   6.375% 05/08/08...........................     50,000        54,060           --              --       50,000           54,060
CSX Corp.
   6.750% 03/15/11...........................    100,000       109,985           --              --      100,000          109,985
CSX Corp.
   5.500% 08/01/13...........................         --            --    4,305,000       4,283,303    4,305,000        4,283,303
Deere & Co.
   6.950% 04/25/14...........................    200,000       227,144           --              --      200,000          227,144
Dow Chemical
   6.000% 10/01/12...........................         --            --    4,325,000       4,561,188    4,325,000        4,561,188
Eastman Chemical Co.
   7.000% 04/15/12...........................         --            --    2,140,000       2,366,134    2,140,000        2,366,134
Eastman Chemical Co.
   6.300% 11/15/18...........................         --            --    1,700,000       1,724,361    1,700,000        1,724,361
Emerson Electric Co.
   7.875% 06/01/05...........................         --            --    2,225,000       2,363,128    2,225,000        2,363,128
Emerson Electric Co.
   5.000% 10/15/08...........................         --            --    5,000,000       5,221,350    5,000,000        5,221,350
Hasbro, Inc.
   6.150% 07/15/08...........................    250,000       268,750           --              --      250,000          268,750


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
Hertz Corp.
   4.700% 10/02/06...........................         --            --    2,455,000       2,468,576    2,455,000        2,468,576
Hertz Corp.
   6.625% 05/15/08...........................     50,000        52,346           --              --       50,000           52,346
Illinois Tool Works, Inc.
   6.875% 11/15/08...........................    100,000       112,172           --              --      100,000          112,172
Illinois Tool Works, Inc.
   5.750% 03/01/09...........................         --            --    4,000,000       4,312,200    4,000,000        4,312,200
Ingersoll-Rand Co.
   6.250% 05/15/06...........................    150,000       159,971           --              --      150,000          159,971
Lear Corp.
   8.110% 05/15/09...........................     75,000        86,250           --              --       75,000           86,250
Masco Corp.
   6.750% 03/15/06...........................     75,000        80,309           --              --       75,000           80,309
Masco Corp.
   5.875% 07/15/12...........................    400,000       419,176           --              --      400,000          419,176
Minnesota Mining & Manufacturing
   4.150% 06/30/05...........................    375,000       384,319           --              --      375,000          384,319
Norfolk Southern Corp., Senior Note
   7.250% 02/15/31...........................         --            --    3,600,000       3,967,164    3,600,000        3,967,164
Raytheon Co., Debenture
   7.200% 08/15/27...........................         --            --    3,950,000       4,306,764    3,950,000        4,306,764
Scotts Co.
   6.625% 11/15/13(b)........................    190,000       198,075           --              --      190,000          198,075
Silgan Holdings, Inc.
   6.750% 11/15/13...........................     70,000        70,350           --              --       70,000           70,350
Snap-on, Inc.
   6.625% 10/01/05...........................     90,000        95,190           --              --       90,000           95,190
Stone Container Corp.
   9.750% 02/01/11...........................    200,000       220,000           --              --      200,000          220,000
Toll Corp.
   8.250% 12/01/11...........................    150,000       165,000           --              --      150,000          165,000
Union Pacific Corp.
   6.790% 11/09/07...........................     50,000        54,984           --              --       50,000           54,984
United Technologies Corp.
   4.875% 11/01/06...........................    300,000       313,509           --              --      300,000          313,509
Wabtec Corp.
   6.875% 07/31/13...........................     25,000        26,375           --              --       25,000           26,375
Waste Management, Inc. Senior Note
   5.000% 03/15/14...........................         --            --    1,800,000       1,729,494    1,800,000        1,729,494
                                                           -----------                -------------                --------------
Industrial Total                                             4,337,129        Total      39,010,722        Total       43,347,851
                                                           -----------                -------------                --------------
ENERGY -- 2.6%
Alliant Energy Resources, Inc. Senior Note
   9.750% 01/15/13...........................         --            --      900,000       1,150,668      900,000        1,150,668
Anadarko Finance Co., Series B
   6.750% 05/01/11...........................         --            --    2,650,000       2,945,581    2,650,000        2,945,581
ChevronTexaco Corp.
   3.500% 09/17/07...........................    500,000       503,025           --              --      500,000          503,025
Conoco Funding Co.
   5.450% 10/15/06...........................         --            --    3,000,000       3,172,380    3,000,000        3,172,380
Consolidated Natural Gas Co.
   5.375% 11/01/06...........................    350,000       367,696           --              --      350,000          367,696
Consolidated Natural Gas Co. Series B, Senior
 Note
   5.375% 11/01/06...........................         --            --    1,400,000       1,470,784    1,400,000        1,470,784
Grant Prideco, Inc.
   9.625% 12/01/07...........................    175,000       196,875           --              --      175,000          196,875
Key Energy Services, Inc.
   6.375% 05/01/13...........................     75,000        74,063           --              --       75,000           74,063
Kinder Morgan, Inc., Senior Note
   6.500% 09/01/12...........................         --            --    3,585,000       3,858,858    3,585,000        3,858,858
Marathon Oil Corp.
   6.125% 03/15/12...........................    300,000       319,905           --              --      300,000          319,905
Marathon Oil Corp.
   6.800% 03/15/32...........................         --            --    2,680,000       2,813,062    2,680,000        2,813,062


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
Occidental Petroleum Corp., Senior Note
   8.450% 02/15/29...........................         --            --    3,295,000       4,234,668    3,295,000        4,234,668
Peabody Energy Corp.
   6.875% 03/15/13...........................     25,000        26,000           --              --       25,000           26,000
Texas Eastern Transmission Corp.
   7.300% 12/01/10...........................         --            --    1,907,000       2,161,527    1,907,000        2,161,527
Universal Compression, Inc.
   7.250% 05/15/10...........................     25,000        26,313           --              --       25,000           26,313
Vintage Petroleum
   7.875% 05/15/11...........................     25,000        26,563           --              --       25,000           26,563
Vintage Petroleum
   8.250% 05/01/12...........................    125,000       137,188           --              --      125,000          137,188
Westport Resources Corp.
   8.250% 11/01/11...........................    200,000       225,500           --              --      200,000          225,500
XTO Energy, Inc.
   7.500% 04/15/12...........................    125,000       143,405           --              --      125,000          143,405
                                                           -----------                -------------                --------------
Energy Total                                                 2,046,533        Total      21,807,528        Total       23,854,061
                                                           -----------                -------------                --------------
TECHNOLOGY -- 1.4%
IBM Corp.
   4.875% 10/01/06...........................         --            --    6,300,000       6,571,467    6,300,000        6,571,467
IBM Corp.
   5.375% 02/01/09...........................         --            --    5,000,000       5,294,950    5,000,000        5,294,950
IBM Corp., Debenture
   6.500% 01/15/28...........................         --            --    1,200,000       1,260,456    1,200,000        1,260,456
                                                           -----------                -------------                --------------
Technology Total                                                    --        Total      13,126,873        Total       13,126,873
                                                           -----------                -------------                --------------
CONSUMER CYCLICAL -- 1.1%
Autonation, Inc.
   9.000% 08/01/08...........................     25,000        28,375           --              --       25,000           28,375
Campbell Soup Co.
   5.875% 10/01/08...........................    250,000       269,120           --              --      250,000          269,120
Cintas Corp., No. 2
   6.000% 06/01/12...........................         --            --    2,000,000       2,139,760    2,000,000        2,139,760
DaimlerChrysler N.A. Holding Corp.
   7.300% 01/15/12...........................    350,000       383,327           --              --      350,000          383,327
Home Depot, Inc., Senior Note
   5.375% 04/01/06...........................                             2,525,000       2,655,240    2,525,000        2,655,240
McDonald's Corp.
   5.375% 04/30/07...........................    300,000       317,217           --              --      300,000          317,217
McDonald's Corp.
   6.000% 04/15/11...........................    125,000       133,544           --              --      125,000          133,544
Office Depot, Inc.
   6.250% 08/15/13...........................         --            --    2,145,000       2,241,568    2,145,000        2,241,568
Target Corp.
   5.950% 05/15/06...........................     50,000        53,229           --              --       50,000           53,229
Target Corp.
   5.500% 04/01/07...........................    100,000       106,103           --              --      100,000          106,103
Target Corp., Debenture
   6.650% 08/01/28...........................         --            --    1,700,000       1,789,709    1,700,000        1,789,709
                                                           -----------                -------------                --------------
Consumer Cyclical Total                                      1,290,915        Total       8,826,277        Total       10,117,192
                                                           -----------                -------------                --------------
BASIC MATERIALS -- 0.8%
Alcoa, Inc.
   7.375% 08/01/10...........................    250,000       287,620           --              --      250,000          287,620
Alcoa, Inc.
   6.500% 06/01/11...........................         --            --    1,500,000       1,652,355    1,500,000        1,652,355
Alcoa, Inc.
   5.375% 01/15/13...........................    175,000       179,329           --              --      175,000          179,329
du Pont (E.I.) de Nemours & Co.
   8.250% 09/15/06...........................    100,000       112,329           --              --      100,000          112,329


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
MeadWestvaco Corp.
   6.800% 11/15/32...........................         --            --    5,105,000       5,114,802    5,105,000        5,114,802
                                                           -----------                -------------                --------------
Basic Materials Total                                          579,278        Total       6,767,157        Total        7,346,435
                                                           -----------                -------------                --------------
HIGHER EDUCATION -- 0.3%
Stanford University, Debenture
   6.875% 02/01/24...........................         --            --    2,500,000       2,834,000    2,500,000        2,834,000
                                                           -----------                -------------                --------------
Higher Education Total                                              --        Total       2,834,000        Total        2,834,000
                                                           -----------                -------------                --------------
SERVICES -- 0.2%
Extended Stay America
   9.875% 06/15/11...........................    125,000       148,750           --              --      125,000          148,750
Harrah's Operating Co., Inc.
   7.875% 12/15/05...........................    100,000       107,250           --              --      100,000          107,250
Iron Mountain, Inc.
   8.625% 04/01/13...........................    200,000       214,000           --              --      200,000          214,000
John Deere Capital Corp.
   5.875% 04/06/06...........................    150,000       158,465           --              --      150,000          158,465
John Deere Capital Corp.
   5.125% 10/19/06...........................     75,000        78,701           --              --       75,000           78,701
Lamar Media Corp.
   7.250% 01/01/13...........................    200,000       215,500           --              --      200,000          215,500
MGM Mirage, Inc.
   9.750% 06/01/07...........................    200,000       227,000           --              --      200,000          227,000
MGM Mirage, Inc.
   6.000% 10/01/09...........................     50,000        50,875           --              --       50,000           50,875
Park Place Entertainment
   9.375% 02/15/07...........................    125,000       139,219           --              --      125,000          139,219
R.H. Donnelly Finance Corp., Inc.
   10.875% 12/15/12..........................     25,000        29,750           --              --       25,000           29,750
R.H. Donnelly Finance Corp., Inc.
   10.875% 12/15/12(b).......................     50,000        59,500           --              --       50,000           59,500
Ryder System, Inc.
   6.500% 05/15/05...........................    115,000       119,452           --              --      115,000          119,452
Speedway Motorsports, Inc.
   6.750% 06/01/13...........................     25,000        26,125           --              --       25,000           26,125
Starwood Hotels & Resorts
   7.375% 05/01/07...........................     25,000        26,813           --              --       25,000           26,813
                                                           -----------                -------------                --------------
Services Total                                               1,601,400        Total              --        Total        1,601,400
                                                           -----------                -------------                --------------
   TOTAL CORPORATE NOTES AND BONDS...........               31,689,649                  350,960,360                   382,650,009
                                                           -----------                -------------                --------------
FOREIGN BONDS(C) -- 7.1%
CANADA -- 1.8%
Export Development of Canada
   4.000% 08/01/07...........................         --            --    2,325,000       2,372,081    2,325,000        2,372,081
Hydro-Quebec, Series HH, Yankee
   8.500% 12/01/29...........................         --            --    1,650,000       2,211,412    1,650,000        2,211,412
Province of British Columbia
   5.375% 10/29/08...........................         --            --    3,000,000       3,196,290    3,000,000        3,196,290
Province of New Brunswick Senior
 Unsubordinated Note
   3.500% 10/23/07...........................         --            --    4,150,000       4,171,041    4,150,000        4,171,041
Province of Ontario
   6.000% 02/21/06...........................         --            --    2,950,000       3,128,268    2,950,000        3,128,268
TransAlta Corp., Yankee
   5.750% 12/15/13...........................         --            --    1,500,000       1,471,785    1,500,000        1,471,785
                                                           -----------                -------------                --------------
Canada Total                                                        --        Total      16,550,877        Total       16,550,877
                                                           -----------                -------------                --------------
UNITED KINGDOM -- 1.7%
British Telecommunications PLC
   8.875% 12/15/30...........................         --            --    1,925,000       2,411,794    1,925,000        2,411,794
Diageo Capital PLC, Yankee
   6.125% 08/15/05...........................         --            --    5,000,000       5,246,050    5,000,000        5,246,050


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
Royal Bank of Scotland Group PLC Subordinated
 Note
   5.000% 10/01/14...........................         --            --    2,850,000       2,795,708    2,850,000        2,795,708
Vodafone Group PLC
   3.950% 01/30/08...........................         --            --    4,350,000       4,381,190    4,350,000        4,381,190
Vodafone Group PLC
   5.375% 01/30/15...........................         --            --    1,580,000       1,571,689    1,580,000        1,571,689
                                                           -----------                -------------                --------------
United Kingdom Total                                                --        Total      16,406,431        Total       16,406,431
                                                           -----------                -------------                --------------
AUSTRIA -- 0.7%
Oesterreich Kontrollbank AG
   5.125% 03/20/07...........................         --            --    6,075,000       6,435,065    6,075,000        6,435,065
                                                           -----------                -------------                --------------
Austria Total                                                       --        Total       6,435,065        Total        6,435,065
                                                           -----------                -------------                --------------
SUPRA-NATIONAL -- 0.5%
Inter-American Development Bank Senior
 Unsubordinated Note
   6.500% 10/20/04...........................         --            --    1,500,000       1,535,040    1,500,000        1,535,040
Inter-American Development Bank Yankee,
 Debenture
   8.875% 06/01/09...........................         --            --    2,500,000       3,065,350    2,500,000        3,065,350
                                                           -----------                -------------                --------------
Supra-National Total                                                --        Total       4,600,390        Total        4,600,390
                                                           -----------                -------------                --------------
MEXICO -- 0.5%,
Mexico Government International Bond
   6.625% 03/03/15...........................         --            --    4,140,000       4,181,400    4,140,000        4,181,400
                                                           -----------                -------------                --------------
Mexico Total                                                        --        Total       4,181,400        Total        4,181,400
                                                           -----------                -------------                --------------
SPAIN -- 0.5%,
Kingdom of Spain
   7.000% 07/19/05...........................         --            --    4,000,000       4,235,960    4,000,000        4,235,960
                                                           -----------                -------------                --------------
Spain Total                                                         --        Total       4,235,960        Total        4,235,960
                                                           -----------                -------------                --------------
FINLAND -- 0.4%
Republic of Finland
   4.750% 03/06/07...........................         --            --    3,145,000       3,288,475    3,145,000        3,288,475
                                                           -----------                -------------                --------------
Finland Total                                                       --        Total       3,288,475        Total        3,288,475
                                                           -----------                -------------                --------------
HONG KONG -- 0.4%,
Hutchinson Whampoa International Ltd.
   6.250% 01/24/14(b)........................                       --    4,000,000       3,933,560    4,000,000        3,933,560
                                                           -----------                -------------                --------------
Hong Kong Total                                                     --        Total       3,933,560        Total        3,933,560
                                                           -----------                -------------                --------------
NETHERLANDS -- 0.3%
Deutsche Telekom International Finance
   8.750% 06/15/30...........................         --            --    2,430,000       3,003,407    2,430,000        3,003,407
                                                           -----------                -------------                --------------
Netherlands Total                                                   --        Total       3,003,407        Total        3,003,407
                                                           -----------                -------------                --------------
GERMANY -- 0.3%
DEPFA Deutsche Pfandbriefbank AG
   3.375% 10/05/07(b)........................         --            --    3,000,000       2,998,140    3,000,000        2,998,140
                                                           -----------                -------------                --------------
Germany Total                                                       --        Total       2,998,140        Total        2,998,140
                                                           -----------                -------------                --------------
TOTAL FOREIGN BONDS..........................                       --                   65,633,705                    65,633,705
                                                           -----------                -------------                --------------


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
MORTGAGE-BACKED SECURITIES -- 21.7%
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION -- 12.5%
   6.500% 05/01/06 Pool #348137..............         --            --        9,902          10,141        9,902           10,141
   8.000% 03/01/07 Pool #004490..............         --            --       11,402          11,978       11,402           11,978
   7.000% 04/01/07 Pool #077714..............         --            --          408             418          408              418
   6.600% 11/01/07 Pool #375483..............         --            --      729,428         791,115      729,428          791,115
   6.565% 12/01/07 Pool #375567..............         --            --      832,449         902,323      832,449          902,323
   6.120% 10/01/08 Pool #380999..............         --            --    1,402,343       1,386,986    1,402,343        1,386,986
   9.000% 03/01/09 Pool #052954..............         --            --        1,960           2,106        1,960            2,106
   6.500% 05/01/11 Pool #250554..............         --            --      510,541         542,025      510,541          542,025
   6.000% 05/01/13 Pool #424339..............         --            --      201,366         210,611      201,366          210,611
   5.000% 07/25/16 Series 2003-2.............         --            --
 Class CY, CMO...............................                             3,275,257       3,356,598    3,275,257        3,356,598
   6.000% 08/01/16 Pool #253883..............         --            --    1,431,637       1,494,106    1,431,637        1,494,106
   6.000% 12/25/16 Series 1991-G22...........         --            --
 Class G, CMO................................                               340,724         348,075      340,724          348,075
   8.500% 08/01/17 Pool #070508..............         --            --        9,806          10,735        9,806           10,735
   4.500% 05/18/19(f)........................         --            --    8,000,000       7,872,496    8,000,000        7,872,496
   5.000% 05/18/19(f)........................         --            --    8,500,000       8,547,813    8,500,000        8,547,813
   5.500% 05/18/19(f)........................         --            --    5,175,000       5,309,229    5,175,000        5,309,229
   6.500% 06/01/28 Pool #431718..............         --            --      488,493         509,086      488,493          509,086
   6.000% 06/01/29 Pool #500303..............         --            --      377,642         386,647      377,642          386,647
   6.000% 07/01/29 Pool #501225..............         --            --      223,094         228,414      223,094          228,414
   7.500% 01/01/30 Pool #524827..............         --            --       71,852          76,923       71,852           76,923
   6.500% 02/01/30 Pool #545043..............         --            --    5,217,728       5,447,607    5,217,728        5,447,607
   8.000% 02/01/30 Pool #526338..............         --            --      152,121         164,752      152,121          164,752
   7.500% 03/01/30 Pool #530327..............         --            --       20,530          21,961       20,530           21,961
   8.000% 03/01/30 Pool #533977..............         --            --      163,640         177,044      163,640          177,044
   8.000% 04/01/30 Pool #537033..............         --            --      220,787         238,871      220,787          238,871
   6.500% 06/01/31 Pool #596449..............         --            --      501,721         522,260      501,721          522,260
   6.500% 08/01/31 Pool #584973..............         --            --    1,168,111       1,215,931    1,168,111        1,215,931
   6.500% 08/01/31 Pool #596659..............         --            --      371,782         387,001      371,782          387,001
   6.500% 09/01/31 Pool #604108..............         --            --      156,886         163,309      156,886          163,309
   6.000% 12/01/31 Pool #614894..............         --            --    1,582,931       1,619,674    1,582,931        1,619,674
   7.000% 06/01/32 Pool #641241..............         --            --      455,649         481,694      455,649          481,694
   5.000% 05/13/34(d)........................         --            --   12,250,000      11,867,188   12,250,000       11,867,188
   5.500% 05/13/34(d)........................         --            --   35,200,000      35,112,000   35,200,000       35,112,000
   6.000% 05/13/34(d)........................         --            --   14,675,000      15,009,706   14,675,000       15,009,766
   6.500% 05/13/34(d)........................         --            --    5,175,000       5,385,234    5,175,000        5,385,234
   7.000% 05/13/34(d)........................         --            --    5,000,000       5,285,940    5,000,000        5,285,940
                                                           -----------                -------------                --------------
FNMA Total                                                          --   FNMA Total     115,098,057   FNMA Total      115,098,057
                                                           -----------                -------------                --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (FHLMC) -- 5.0%
   7.750% 09/01/05 Pool #140661..............         --            --       41,014          41,469       41,014           41,469
   8.000% 06/01/07 Pool #170016..............         --            --       18,141          19,256       18,141           19,256
   9.000% 08/01/08 Pool #277811..............         --            --          312             314          312              314
   10.000% 02/01/09 Pool #160072.............         --            --        7,762           8,528        7,762            8,528
   9.250% 05/01/09 Pool #186624..............         --            --       94,192         102,868       94,192          102,868
   9.500% 08/01/09 Pool #306850..............         --            --        5,523           6,004        5,523            6,004
   8.750% 09/01/09 Pool #253356..............         --            --        8,954           9,668        8,954            9,668
   9.500% 09/01/10 Pool #181320..............         --            --        1,527           1,683        1,527            1,683
   9.500% 09/01/10 Pool #250083..............         --            --        5,515           6,044        5,515            6,044
   9.750% 11/01/10 Pool #254359..............         --            --        9,981          10,847        9,981           10,847
   10.250% 11/01/10 Pool #183419.............         --            --        7,944           8,788        7,944            8,788
   9.500% 03/01/11 Pool #183254..............         --            --          586             649          586              649
   9.500% 04/01/11 Pool #180002..............         --            --       10,540          11,663       10,540           11,663
   10.000% 05/01/11 Pool #185169.............         --            --        7,375           7,954        7,375            7,954
   10.000% 12/01/13 Pool #256124.............         --            --        3,732           4,068        3,732            4,068
   4.000% 05/15/14 Pool #002786..............         --            --


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
Class PB, CMO................................                             3,250,000       3,234,512    3,250,000        3,234,512
   7.000% 12/01/14 Pool #E79780, Gold........         --            --      217,475         231,691      217,475          231,691
   8.750% 07/01/15 Pool #256211..............         --            --        2,088           2,245        2,088            2,245
   9.250% 08/01/15 Pool #258714..............         --            --       11,600          12,581       11,600           12,581
   9.000% 10/01/15 Pool #270674..............         --            --        8,319           8,802        8,319            8,802
   5.000% 08/15/16 Pool #002522..............         --            --
Class XA, CMO................................                             3,798,808       3,897,828    3,798,808        3,897,828
   9.500% 09/01/16 Pool #170189..............         --            --        3,209           3,585        3,209            3,585
   9.000% 10/01/16 Pool #280542..............         --            --       12,484          13,835       12,484           13,835
   9.500% 11/01/16 Pool #282194..............         --            --        3,396           3,794        3,396            3,794
   5.500% 02/01/18 Pool #E94196, Gold........         --            --    1,943,130       1,995,256    1,943,130        1,995,256
   5.000% 03/01/18 Pool #E94906, Gold........         --            --    3,887,782       3,918,516    3,887,782        3,918,516
   5.500% 03/01/18 Pool #E94833, Gold........         --            --      832,050         854,475      832,050          854,475
   5.500% 03/01/18 Pool #E94983, Gold........         --            --    2,851,318       2,928,165    2,851,318        2,928,165
   5.000% 05/01/18 Pool #E96369, Gold........         --            --    3,725,185       3,754,634    3,725,185        3,754,634
   5.000% 05/01/18 Pool #E96371, Gold........         --            --    3,458,691       3,486,032    3,458,691        3,486,032
   5.000% 05/01/18 Pool #E96372, Gold........         --            --    3,585,005       3,613,346    3,585,005        3,613,346
   5.000% 05/18/19(f)........................         --            --      850,000         855,578      850,000          855,578
   9.000% 10/01/19 Pool #544021..............         --            --       19,421          20,724       19,421           20,724
   6.000% 11/01/28 Pool #C00680, Gold........         --            --      503,146         515,658      503,146          515,658
   7.000% 10/01/31 Pool #C58844, Gold........         --            --       87,496          92,397       87,496           92,397
   5.000% 05/13/34(f)........................         --            --    7,500,000       7,270,313    7,500,000        7,270,313
   6.000% 05/13/34(f)........................         --            --    9,500,000       9,716,714    9,500,000        9,716,714
                                                           -----------                -------------                --------------
                                                                              FHLMC                        FHLMC
FHLMC Total                                                         --        Total      46,670,484        Total       46,670,484
                                                           -----------                -------------                --------------
STRUCTURED MORTGAGE PRODUCTS -- 3.0%
J.P. Morgan Chase Commercial Mortgage
 Securities Corp., Series 2003-LN1 Class A1,
 CMO
   4.134% 10/15/37...........................         --            --    6,876,492       6,774,150    6,876,492        6,774,150
LB-UBS Commercial Mortgage Trust Series
 2003-C8, Class A4
   5.124% 11/15/32...........................         --            --    4,550,000       4,550,263    4,550,000        4,550,263
Rural Housing Trust Series 1987-1, Class 1D,
 CMO
   6.330% 04/01/26...........................         --            --      754,122         754,000      754,122          754,000
Small Business Administration Participation
 Certificates
 Series 2002-20H, Class 1, CMO
   5.310% 08/01/22...........................         --            --    3,673,369       3,730,235    3,673,369        3,730,235
Small Business Administration Participation
 Certificates
 Series 2002-20I, Class 1, CMO
   4.890% 09/01/22...........................         --            --    2,195,818       2,179,482    2,195,818        2,179,482
Small Business Administration Participation
 Certificates
 Series 2003-20C, Class 1, CMO
   4.500% 03/01/23...........................         --            --    4,268,839       4,111,566    4,268,839        4,111,566
Small Business Administration Participation
 Certificates
 Series 2003-20H, Class 1, CMO
   5.240% 08/01/23...........................         --            --    2,459,693       2,475,371    2,459,693        2,475,371
Small Business Administration Participation
 Certificates
 Series 2004-20C, Class 1, CMO
   4.340% 03/01/24...........................         --            --    3,000,000       2,828,209    3,000,000        2,828,209
                                                           -----------                -------------                --------------
                                                                         Structured                   Structured
                                                                           Mortgage                     Mortgage
                                                                           Products                     Products
Structured Mortgage Products Total                                  --        Total      27,403,276        Total       27,403,276
                                                           -----------                -------------                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (GNMA) -- 1.2%
   9.000% 03/15/08 Pool #026553..............         --            --       11,491          12,519       11,491           12,519
   9.000% 11/15/08 Pool #028232..............         --            --       16,064          17,501       16,064           17,501
   6.500% 03/15/13 Pool #458165..............         --            --       51,779          55,150       51,779           55,150
   6.500% 03/15/13 Pool #463723..............         --            --       11,881          12,655       11,881           12,655
   6.500% 04/15/13 Pool #466013..............         --            --       45,866          48,852       45,866           48,852
   6.500% 04/15/13 Pool #473476..............         --            --       61,789          65,812       61,789           65,812
   6.500% 05/15/13 Pool #433742..............         --            --       66,959          71,319       66,959           71,319
   6.500% 05/15/13 Pool #450021..............         --            --       18,588          19,798       18,588           19,798
   6.500% 05/15/13 Pool #476292..............         --            --       36,352          38,719       36,352           38,719


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
   6.500% 10/15/13 Pool #434017..............         --            --      107,232         114,214      107,232          114,214
   6.500% 10/15/13 Pool #471586..............         --            --      347,583         370,216      347,583          370,216
   6.500% 10/15/13 Pool #484576..............         --            --       35,487          37,798       35,487           37,798
   6.500% 11/15/13 Pool #454228..............         --            --      264,195         281,398      264,195          281,398
   6.500% 11/15/13 Pool #477529..............         --            --      212,202         226,020      212,202          226,020
   6.500% 07/15/14 Pool #513006..............         --            --       54,662          58,196       54,662           58,196
   6.500% 08/15/14 Pool #510894..............         --            --      196,436         209,137      196,436          209,137
   9.500% 10/15/20 Pool #296422..............         --            --       19,563          22,045       19,563           22,045
   4.750% 07/20/22 Pool #008022(a)...........         --            --      186,227         191,270      186,227          191,270
   7.000% 11/15/22 Pool #330551..............         --            --      303,239         324,801      303,239          324,801
   7.000% 10/15/23 Pool #369348..............         --            --      109,402         117,109      109,402          117,109
   8.000% 06/15/25 Pool #410041..............         --            --       11,123          12,187       11,123           12,187
   8.000% 10/15/25 Pool #399781..............         --            --       49,680          54,433       49,680           54,433
   8.000% 01/15/26 Pool #417061..............         --            --       19,014          20,808       19,014           20,808
   8.000% 02/15/26 Pool #423487..............         --            --       18,554          20,305       18,554           20,305
   7.500% 04/15/26 Pool #345614..............         --            --      352,024         379,056      352,024          379,056
   8.000% 05/15/26 Pool #432681..............         --            --        8,065           8,826        8,065            8,826
   7.000% 06/15/26 Pool #780518..............         --            --      719,456         767,957      719,456          767,957
   8.000% 06/15/26 Pool #345638..............         --            --       48,663          53,254       48,663           53,254
   7.500% 02/15/27 Pool #433448..............         --            --        3,527           3,794        3,527            3,794
   8.000% 03/15/27 Pool #442009..............         --            --       93,993         102,667       93,993          102,667
   7.000% 05/15/28 Pool #433801..............         --            --      359,092         382,288      359,092          382,288
   6.500% 06/15/28 Pool #476350..............         --            --      208,763         218,304      208,763          218,304
   6.500% 01/15/29 Pool #482909..............         --            --      171,720         179,512      171,720          179,512
   6.500% 03/15/29 Pool #464613..............         --            --        5,017           5,244        5,017            5,244
   7.000% 08/15/29 Pool #509742..............         --            --       85,391          90,857       85,391           90,857
   7.500% 09/15/29 Pool #466158..............         --            --       72,384          77,761       72,384           77,761
   7.000% 02/15/30 Pool #516433..............         --            --       38,683          41,154       38,683           41,154
   7.500% 03/15/30 Pool #515605..............         --            --      191,536         205,748      191,536          205,748
   6.500% 01/15/32 Pool #576519..............         --            --    1,373,173       1,434,825    1,373,173        1,434,825
   7.000% 05/15/32 Pool #533979..............         --            --    1,163,199       1,236,571    1,163,199        1,236,571
   5.500% 05/20/34(d)........................         --            --    3,000,000       3,000,000    3,000,000        3,000,000
                                                           -----------                -------------                --------------
GNMA Total                                                          --   GNMA Total      10,590,080   GNMA Total       10,590,080
                                                           -----------                -------------                --------------
   TOTAL MORTGAGE-BACKED SECURITIES..........                       --                  199,761,897                   199,761,897
                                                           -----------                -------------                --------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 19.1%
U.S. TREASURY NOTES -- 6.6%
   2.250% 07/31/04...........................  2,700,000     2,708,016           --              --    2,700,000        2,708,016
   2.125% 08/31/04...........................    335,000       336,165    6,875,000       6,898,904    7,210,000        7,235,069
   2.000% 11/30/04...........................  1,050,000     1,054,471           --              --    1,050,000        1,054,471
   1.625% 01/31/05...........................    150,000       751,319           --              --      150,000          751,319
   1.625% 04/30/05...........................         --            --    1,195,000       1,195,186    1,195,000        1,195,186
   2.000% 08/31/05...........................         --            --      300,000         300,586      300,000          300,586
   1.625% 09/30/05...........................         --            --    7,550,000       7,520,804    7,550,000        7,520,804
   1.875% 11/30/05...........................         --            --    7,470,000       7,449,286    7,470,000        7,449,286
   1.875% 12/31/05...........................         --            --    1,500,000       1,493,965    1,500,000        1,493,965
   1.500% 03/31/06...........................         --            --      495,000         488,097      495,000          488,097
   2.625% 11/15/06...........................         --            --   15,300,000      15,289,244   15,300,000       15,289,244
   2.250% 02/15/07...........................         --            --    8,690,000       8,572,546    8,690,000        8,572,546
   3.375% 12/15/08...........................         --            --    3,690,000       3,664,343    3,690,000        3,664,343
   4.000% 02/15/14...........................         --            --    3,115,000       2,992,347    3,115,000        2,992,347
                                                           -----------                -------------                --------------
                                                                               U.S.                         U.S.
                                                                           Treasury                     Treasury
                                                                              Notes                        Notes
U.S. Treasury Notes Total                                    4,849,971        Total      55,865,308        Total       60,715,279
                                                           -----------                -------------                --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (FHLMC) -- 5.9%
   2.875% 09/15/05...........................         --            --    1,300,000       1,315,255    1,300,000        1,315,255
   3.500% 09/15/07...........................         --            --    3,950,000       3,974,190    3,950,000        3,974,190
   3.250% 02/25/08...........................         --            --    6,000,000       5,901,258    6,000,000        5,901,258
   5.750% 03/15/09...........................         --            --    3,500,000       3,771,761    3,500,000        3,771,761
   3.375% 04/15/09...........................         --            --    3,725,000       3,615,720    3,725,000        3,615,720
   4.150% 05/05/10 MTN(d)....................         --            --    5,000,000       4,953,395    5,000,000        4,953,395


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
   4.125% 05/12/10 MTN(d)....................         --            --    6,000,000       5,935,524    6,000,000        5,935,524
   3.625% 06/10/10 MTN.......................         --            --    3,000,000       2,874,669    3,000,000        2,874,669
   3.600% 07/07/10 MTN.......................         --            --    1,600,000       1,529,218    1,600,000        1,529,218
   4.750% 12/08/10 MTN.......................         --            --    3,900,000       3,886,549    3,900,000        3,886,549
   5.000% 01/30/14 MTN.......................         --            --    5,075,000       4,954,245    5,075,000        4,954,245
   4.000% 09/15/15...........................  2,900,000     2,871,858           --              --    2,900,000        2,871,858
   9.500% 10/01/16...........................      3,287         3,679           --              --        3,287            3,679
   9.000% 04/01/17...........................     16,574        17,537           --              --       16,574           17,537
   5.000% 10/01/18-06/15/26..................  2,725,001     2,753,005           --              --    2,725,001        2,753,005
   4.500% 12/31/19(d)........................  4,000,000     3,937,500           --              --    4,000,000        3,937,500
   7.500% 09/01/25...........................      6,458         6,967           --              --        6,458            6,967
   7.000% 11/01/25-03/01/27..................     22,911        24,249           --              --       22,911           24,249
   8.000% 06/01/26...........................      9,692        10,548           --              --        9,692           10,548
   4.500% 02/15/27-08/15/28..................  2,310,000     2,289,875           --              --    2,310,000        2,289,875
                                                           -----------                -------------                --------------
                                                                              FHLMC                        FHLMC
FHLMC Total                                                 11,915,218        Total      42,711,784        Total       54,627,002
                                                           -----------                -------------                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (FNMA) -- 3.6%
   3.000% 06/15/04...........................         --            --    1,100,000       1,102,445    1,100,000        1,102,445
   7.000% 07/15/05...........................         --            --    4,865,000       5,161,254    4,865,000        5,161,254
   5.500% 02/15/06...........................         --            --    2,800,000       2,952,222    2,800,000        2,952,222
   2.500% 01/30/07...........................         --            --    2,000,000       1,974,682    2,000,000        1,974,682
   3.700% 11/01/07...........................         --            --    4,500,000       4,519,656    4,500,000        4,519,656
   4.100% 08/27/08...........................         --            --    2,000,000       2,011,678    2,000,000        2,011,678
   4.125% 04/28/10...........................         --            --    3,000,000       2,969,973    3,000,000        2,969,973
   4.625% 10/15/13...........................         --            --    6,400,000       6,230,746    6,400,000        6,230,746
   4.500% 11/25/14...........................    440,000       441,395           --              --      440,000          441,395
   4.000% 01/25/16...........................  1,390,000     1,356,194           --              --    1,390,000        1,356,194
   9.250% 09/01/16...........................      8,016         8,922           --              --        8,016            8,922
   5.000% 06/01/18...........................  1,248,005     1,256,797           --              --    1,248,005        1,256,797
   6.250% 05/15/29...........................         --            --    3,000,000       3,185,274    3,000,000        3,185,274
                                                           -----------                -------------                --------------
                                                                               FNMA                         FNMA
FNMA Total                                                   3,063,308        Total      30,107,930        Total       33,171,238
                                                           -----------                -------------                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (GNMA) -- 0.2%
   6.500% 11/15/28...........................    133,789       139,904           --              --      133,789          139,904
   7.000% 10/15/27-06/15/28..................    124,436       132,589           --              --      124,436          132,589
   5.000% 12/01/34(d)........................  1,185,000     1,151,301           --              --    1,185,000        1,151,301
                                                           -----------                -------------                --------------
                                                                               GNMA                         GNMA
GNMA Total                                                   1,423,794        Total              --        Total        1,423,794
                                                           -----------                -------------                --------------
FEDERAL HOME LOAN BANK (FHLB) -- 1.4%
 Series 4G05
   7.125% 02/15/05...........................         --            --   12,000,000      12,525,324   12,000,000       12,525,324
                                                           -----------                -------------                --------------
                                                                               FHLB                         FHLB
FHLB Total                                                          --        Total      12,525,324        Total       12,525,324
                                                           -----------                -------------                --------------
FEDERAL FARM CREDIT BANK (FFCB) -- 0.5%
   4.050% 12/15/08...........................         --            --    5,000,000       5,006,515    5,000,000        5,006,515
                                                           -----------                -------------                --------------
FFCB Total                                                          --   FFCB Total       5,006,515   FFCB Total        5,006,515
                                                           -----------                -------------                --------------
U.S. TREASURY BOND -- 0.5%
   5.375% 02/15/31...........................         --            --    4,320,000       4,376,700    4,320,000        4,376,700
                                                           -----------                -------------                --------------
                                                                               U.S.                         U.S.
                                                                           Treasury                     Treasury
                                                                               Bond                         Bond
U.S. Treasury Bond Total                                            --        Total       4,376,700        Total        4,376,700
                                                           -----------                -------------                --------------


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
U.S. GOVERNMENT-BACKED BONDS -- 0.4%
A.I.D. Israel, Series 8-D
   6.750% 08/15/04...........................         --            --    2,000,000       2,014,980    2,000,000        2,014,980
Private Export Funding Corp., Series H
   6.450% 09/30/04...........................         --            --    2,000,000       2,042,100    2,000,000        2,042,100
                                                           -----------                -------------                --------------
                                                                               U.S.                         U.S.
                                                                            Gov't.-                      Gov't.-
                                                                             Backed                       Backed
                                                                              Bonds                        Bonds
U.S. Government-Backed Bonds Total                                  --        Total       4,057,080        Total        4,057,080
                                                           -----------                -------------                --------------
   TOTAL U.S. GOVERNMENT AND AGENCY
     OBLIGATIONS.............................               21,252,291                  154,650,641                   175,902,932
                                                           -----------                -------------                --------------
ASSET-BACKED SECURITIES -- 8.9%
Ameriquest Mortgage Securities, Inc. Series
 2003-11, Class AF3
   3.640% 01/25/34...........................         --            --    4,825,000       4,869,693    4,825,000        4,869,693
BMW Vehicle Owner Trust Series 2003-A, Class
 A4
   2.530% 02/25/08...........................         --            --    3,900,000       3,879,252    3,900,000        3,879,252
Centex Home Equity Loan Trust Series 2003-B,
 Class AF3
   2.293% 11/25/27...........................         --            --    3,200,000       3,150,069    3,200,000        3,150,069
Citibank Credit Card Issuance Trust Series
 2004-A1, Class A1
   2.550% 01/20/09...........................         --            --    5,000,000       4,934,650    5,000,000        4,934,650
Citibank Credit Card Master Trust I Series
 1999-2, Class A
   5.875% 03/10/11...........................         --            --    4,000,000       4,321,120    4,000,000        4,321,120
CitiFinancial Mortgage Securities, Inc.
 Series 2003-2, Class AF2
   2.130% 05/25/33...........................         --            --    3,000,000       2,955,780    3,000,000        2,955,780
DaimlerChrysler Auto Trust Series 2002-C,
 Class A4
   3.090% 01/08/08...........................         --            --    1,475,000       1,488,614    1,475,000        1,488,614
Ford Credit Auto Owner Trust Series 2002-D,
 Class A4A
   3.130% 11/15/06...........................         --            --    3,000,000       3,030,210    3,000,000        3,030,210
Franklin Auto Trust Series 2003-2, Class A4
   3.130% 11/15/11...........................         --            --    2,000,000       1,989,450    2,000,000        1,989,450
Greenwich Capital Commercial Funding Corp.
 Series 2003-C2, Class A2
   4.022% 01/05/36...........................         --            --    6,030,000       5,959,375    6,030,000        5,959,375
GS Mortgage Securities Corp. Series 2004-NC1,
 Class AF3
   3.519% 11/25/33...........................         --            --    6,175,000       6,165,365    6,175,000        6,165,365
MBNA Credit Card Master Note Trust Series
 2002-A1, Class A1
   4.950% 06/15/09...........................         --            --    2,750,000       2,880,323    2,750,000        2,880,323
Nissan Auto Receivables Owner Trust Series
 2004-A, Class A4
   2.760% 07/15/09...........................         --            --    4,010,000       3,949,329    4,010,000        3,949,329
Oakwood Mortgage Investors, Inc. Series
 1997-B, Class A4
   7.100% 08/15/27...........................         --            --    1,609,914       1,632,302    1,609,914        1,632,302
Residential Asset Mortgage Products, Inc.
   5.050% 05/25/32...........................    575,000       572,930           --              --      575,000          572,930
Residential Asset Mortgage Products, Inc.
 Series 2004-RS3, Class AI2
   3.052% 06/25/29...........................         --            --    4,960,000       4,843,291    4,960,000        4,843,291
Residential Asset Securities Corp. Series
 2003-KS7, Class AI3
   3.372% 11/25/28...........................         --            --    5,600,000       5,563,152    5,600,000        5,563,152
Wells Fargo Financial Auto Owner Trust Series
 2004-A, Class A4
   2.670% 08/16/10...........................         --            --    7,270,000       7,156,438    7,270,000        7,156,438
WFS Financial Owner Trust Series 2003-2,
 Class A4
   2.410% 12/20/10...........................         --            --    4,880,000       4,772,103    4,880,000        4,772,103
WFS Financial Owner Trust Series 2004-1,
 Class A4
   2.810% 08/22/11...........................         --            --    8,125,000       7,997,887    8,125,000        7,997,887
                                                           -----------                -------------                --------------
   TOTAL ASSET-BACKED SECURITIES.............                  572,930                   81,538,403                    82,111,333
                                                           -----------                -------------                --------------


                       See Notes to Investment Portfolio

                                                 COLUMBIA CONTRARIAN       COLUMBIA QUALITY PLUS      COLUMBIA QUALITY PLUS BOND
                                               INCOME FUND TARGET FUND    BOND FUND ACQUIRING FUND      FUND PRO FORMA COMBINED
                                               -----------------------   --------------------------   ---------------------------
                                                PAR ($)     VALUE ($)     PAR ($)       VALUE ($)      PAR ($)       VALUE ($)
                                               ---------   -----------   ----------   -------------   ----------   --------------
MUNICIPAL SECURITIES -- 0.4%
FLORIDA -- 0.2%
Vero Beach Water & Sewer Revenue Series A
   6.400% 12/01/08
   Insured: FGIC.............................         --            --    1,885,000       1,929,750    1,885,000        1,929,750
                                                           -----------                -------------                --------------
                                                                            Florida                      Florida
Florida Total                                                       --        Total       1,929,750        Total        1,929,750
                                                           -----------                -------------                --------------
OKLAHOMA -- 0.1%
Oklahoma City Airport Trust Junior Lien, 21st
 Series
   6.750% 07/01/05
   Insured: MBIA.............................         --            --    1,010,000       1,018,514    1,010,000        1,018,514
                                                           -----------                -------------                --------------
                                                                           Oklahoma                     Oklahoma
Oklahoma Total                                                      --        Total       1,018,514        Total        1,018,514
                                                           -----------                -------------                --------------
NEW JERSEY -- 0.1%
Secaucus Municipal Utilities Authority Sewer
 Revenue, Series B
   8.500% 12/01/06...........................         --            --      600,000         636,042      600,000          636,042
                                                           -----------                -------------                --------------
                                                                         New Jersey                   New Jersey
New Jersey Total                                                    --        Total         636,042        Total          636,042
                                                           -----------                -------------                --------------
   TOTAL MUNICIPAL SECURITIES................                       --                    3,584,306                     3,584,306
                                                           -----------                -------------                --------------
SHORT-TERM OBLIGATIONS -- 12.9%
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 11.1%
FEDERAL HOME LOAN BANK (FHLB) -- 8.6%
   0.980% 5/14/2004(e).......................                       --   79,300,000      79,271,937   79,300,000       79,271,937
                                                           -----------                -------------                --------------
FHLB Total                                                          --   FHLB Total      79,271,937   FHLB Total       79,271,937
                                                           -----------                -------------                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (FNMA) -- 2.5%
   0.970% 5/18/2004(e).......................                       --   22,525,000      22,514,682   22,525,000       22,514,682
                                                           -----------                -------------                --------------
FNMA Total                                                          --   FNMA Total      22,514,682   FNMA Total       22,514,682
                                                           -----------                -------------                --------------
REPURCHASE AGREEMENTS -- 1.8%
Repurchase agreement with State Street Bank &
 Trust Co., dated 04/30/04, due 05/03/04 at
 0.880%, collateralized by a U.S. Treasury
 Note maturing 05/15/06, market value
 $6,039,215 (repurchase proceeds $5,916,434)
 (Cost of $5,916,000)........................  5,916,000     5,916,000           --              --    5,916,000        5,916,000
                                                           -----------                -------------                --------------
Repurchase agreement with State Street Bank &
 Trust Co., dated 04/30/04, due 05/03/04 at
 0.880%, collateralized by U.S. Treasury
 Bonds with various maturities to 08/15/23,
 market value $10,965,439 (repurchase
 proceeds $10,750,788) (Cost of
 $10,750,000)................................         --            --   10,750,000      10,750,000   10,750,000       10,750,000
                                                           -----------                -------------                --------------
   TOTAL SHORT-TERM OBLIGATIONS..............                5,916,000                  112,536,619                   118,452,619
                                                           -----------                -------------                --------------
   TOTAL INVESTMENTS -- 111.8%...............               59,430,870                  968,665,931                 1,028,096,801
OTHER ASSETS & LIABILITIES, NET -- (11.8)%...              $(5,285,456)                (103,285,306)                 (108,635,334)
                                                           -----------                -------------                --------------
NET ASSETS -- 100.0%.........................              $54,145,414                $ 865,380,625                $  919,461,467
                                                           ===========                =============                ==============
   TOTAL INVESTMENTS AT COST.................              $58,541,809(f)             $ 959,960,931(g)             $1,018,502,740
                                                           ===========                =============                ==============


                       See Notes to Investment Portfolio

NOTES TO INVESTMENT PORTFOLIO:

(a) Floating rate note. The interest rate shown reflects the rate as of April 30, 2004.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.


    These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to $10,240,592, which represents 1.1% of net assets.



(c) U.S. Dollar-Denominated.



(d) Security purchased on a delayed delivery basis.



(e) The rate shown represents the annualized yield at date of purchase.



(f) Cost for financial statements and federal income tax purposes is the same.



(g) Cost for federal income tax purposes is $962,479,486.



ACRONYM                                                     NAME
-------                                                     ----
CMO............................  Collateralized Mortgage Obligation
FGIC...........................  Federal Guaranty Insurance Corp.
MBIA...........................  Municipal Bond Insurance Association
MTN............................  Medium Term Note


                       See Notes to Investment Portfolio

                                                                        APPENDIX
A

COLUMBIA FUNDS TRUST I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund
Columbia Tax-Managed Growth Fund II
Columbia Tax-Managed Value Fund
Columbia Tax-Managed Aggressive Growth Fund
COLUMBIA FUNDS TRUST II
Columbia Newport Greater China Fund
Columbia Money Market Fund
COLUMBIA FUNDS TRUST III
Columbia Mid Cap Value Fund
Columbia Liberty Fund
Columbia Global Equity Fund
Columbia Contrarian Income Fund
Columbia Intermediate Government Income Fund
Columbia Quality Plus Bond Fund
Columbia Corporate Bond Fund
Columbia Federal Securities Fund
COLUMBIA FUNDS TRUST IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund
Columbia Municipal Money Market Fund
COLUMBIA FUNDS TRUST V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund
Columbia Large Company Index Fund
Columbia U.S. Treasury Index Fund
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond
  Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Pennsylvania Intermediate Municipal Bond Fund
COLUMBIA FUNDS TRUST VI
Columbia Growth & Income Fund
Columbia Small Cap Value Fund
Columbia Newport Asia Pacific Fund
COLUMBIA FUNDS TRUST VII
Columbia Newport Tiger Fund
Columbia Europe Fund
COLUMBIA FUNDS TRUST VIII
Columbia Income Fund
Columbia Intermediate Bond Fund
COLUMBIA FUNDS TRUST IX
Columbia High Yield Municipal Fund
Columbia Managed Municipals Fund
COLUMBIA FUNDS TRUST XI
Columbia Young Investor Fund
Columbia Growth Stock Fund
Columbia Global Thematic Equity Fund
Columbia European Thematic Equity Fund
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia International Equity Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Funds listed above are referred to collectively as the "Funds" and the Trusts listed above are referred to collectively as the "Trusts."

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

     Under the heading "HOW TO BUY SHARES", the seventh paragraph is deleted and replaced with the following:

     In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients.

The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

     Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

     In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

     In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

     As of the date of this Supplement, CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services
  (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS

Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD-NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

G-35/554T-1004                                                  November 1, 2004

COLUMBIA FUNDS TRUST I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
COLUMBIA FUNDS TRUST II
Columbia Money Market Fund
COLUMBIA FUNDS TRUST III
Columbia Global Equity Fund
Columbia Contrarian Income Fund
Columbia Intermediate Government Income Fund
Columbia Quality Plus Bond Fund
Columbia Corporate Bond Fund
COLUMBIA FUNDS TRUST IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund
Columbia Municipal Money Market Fund
COLUMBIA FUNDS TRUST V
Columbia Large Company Index Fund
Columbia U.S. Treasury Index Fund
Columbia Small Company Index Fund
COLUMBIA FUNDS TRUST VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

The funds listed above are all referred to collectively as the "Funds" and the Trusts listed above are all referred to collectively as the "Trusts."

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

     The disclosure following the caption "Trustees and Officers" located in the section "Management of the Funds" in Part 2 of the Statement of Information is restated in its entirety:

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

     The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                       YEAR FIRST                                   IN FUND
                                       ELECTED OR                                   COMPLEX
                          POSITION     APPOINTED       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS AND AGE    WITH FUNDS   TO OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE     OTHER DIRECTORSHIPS HELD
---------------------    ----------   ------------     -----------------------     ----------     ------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker         Trustee         1996       Executive Vice President --     118        Orbitz, Inc. (on-line travel
(Age 48)                                             Strategy of United Airlines                company)
P.O. Box 66100                                       (airline) since December,
Chicago, IL 60666                                    2002 (formerly President of
                                                     UAL Loyalty Services
                                                     (airline) from September,
                                                     2001 to December, 2002;
                                                     Executive Vice President and
                                                     Chief Financial Officer of
                                                     United Airlines from March,
                                                     1999 to September, 2001;
                                                     Senior Vice
                                                     President -- Finance from
                                                     March, 1993 to July, 1999).

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                       YEAR FIRST                                   IN FUND
                                       ELECTED OR                                   COMPLEX
                          POSITION     APPOINTED       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS AND AGE    WITH FUNDS   TO OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE     OTHER DIRECTORSHIPS HELD
---------------------    ----------   ------------     -----------------------     ----------     ------------------------
DISINTERESTED TRUSTEES
Janet Langford Kelly      Trustee         1996       Private Investor since          118                    None
(Age 46)                                             March, 2004 (formerly Chief
9534 W. Gull Lake Drive                              Administrative Officer and
Richland, MI 49083-8530                              Senior Vice President, Kmart
                                                     Holding Corporation
                                                     (consumer goods), from
                                                     September, 2003 to March,
                                                     2004; Executive Vice
                                                     President -- Corporate
                                                     Development and
                                                     Administration, General
                                                     Counsel and Secretary,
                                                     Kellogg Company (food
                                                     manufacturer), from
                                                     September, 1999 to August,
                                                     2003; Senior Vice President,
                                                     Secretary and General
                                                     Counsel, Sara Lee
                                                     Corporation (branded,
                                                     packaged, consumer-products
                                                     manufacturer) from January,
                                                     1995 to September, 1999).
Richard W. Lowry          Trustee         1995       Private Investor since         120(3)                  None
(Age 68)                                             August, 1987 (formerly
10701 Charleston Drive                               Chairman and Chief Executive
Vero Beach, FL 32963                                 Officer, U.S. Plywood
                                                     Corporation (building
                                                     products manufacturer)).
Charles R. Nelson         Trustee         1981       Professor of Economics,         118                    None
(Age 62)                                             University of Washington,
Department of Economics                              since January, 1976; Ford
University of                                        and Louisa Van Voorhis
Washington                                           Professor of Political
Seattle, WA 98195                                    Economy, University of
                                                     Washington, since September,
                                                     1993 (formerly Director,
                                                     Institute for Economic
                                                     Research, University of
                                                     Washington from September,
                                                     2001 to June, 2003) Adjunct
                                                     Professor of Statistics,
                                                     University of Washington,
                                                     since September, 1980;
                                                     Associate Editor, Journal of
                                                     Money Credit and Banking,
                                                     since September, 1993;
                                                     consultant on econometric
                                                     and statistical matters.
John J. Neuhauser         Trustee         1985       Academic Vice President and   121(3,4)     Saucony, Inc. (athletic
(Age 61)                                             Dean of Faculties since                    footwear)
84 College Road                                      August, 1999, Boston College
Chestnut Hill, MA                                    (formerly Dean, Boston
02467-3838                                           College School of Management
                                                     from September, 1977 to
                                                     September, 1999).
Patrick J. Simpson        Trustee         2000       Partner, Perkins Coie L.L.P.    118                    None
(Age 60)                                             (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Thomas E. Stitzel         Trustee         1998       Business Consultant since       118                    None
(Age 68)                                             1999 (formerly Professor of
2208 Tawny Woods Place                               Finance from 1975 to 1999,
Boise, ID 83706                                      College of Business, Boise
                                                     State University); Chartered
                                                     Financial Analyst.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                       YEAR FIRST                                   IN FUND
                                       ELECTED OR                                   COMPLEX
                          POSITION     APPOINTED       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS AND AGE    WITH FUNDS   TO OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE     OTHER DIRECTORSHIPS HELD
---------------------    ----------   ------------     -----------------------     ----------     ------------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald        Trustee         1996       Partner and Senior Advisor,     118        Anixter International
(Age 67)(5)                 and                      Chicago Growth Partners                    (network support equipment
303 W. Madison            Chairman                   (private equity investing)                 distributor); Ventas, Inc.
Suite 2500                 of the                    since September, 2004                      (real estate investment
Chicago, IL 60606          Board                     (formerly Managing Director,               trust); Jones Lang LaSalle
                                                     William Blair Capital                      (real estate management
                                                     Partners (private equity                   services) and MONY Group
                                                     investing) from September,                 (life insurance)
                                                     1994 to September, 2004).
Anne-Lee Verville         Trustee         1998       Retired since 1997 (formerly   119(4)      Chairman of the Board of
(Age 59)                                             General Manager, Global                    Directors, Enesco Group,
359 Stickney Hill Road                               Education Industry, IBM                    Inc. (designer, importer and
Hopkinton, NH 03229                                  Corporation (computer and                  distributor of giftware and
                                                     technology) from 1994 to                   collectibles)
                                                     1997).
Richard L. Woolworth      Trustee         1991       Retired since December 2003     118        Northwest Natural Gas Co.
(Age 63)                                             (formerly Chairman and Chief               (natural gas service
100 S.W. Market Street                               Executive Officer, The                     provider)
#1500                                                Regence Group (regional
Portland, OR 97207                                   health insurer); Chairman
                                                     and Chief Executive Officer,
                                                     BlueCross BlueShield of
                                                     Oregon; Certified Public
                                                     Accountant, Arthur Young &
                                                     Company)
INTERESTED TRUSTEE
William E. Mayer(2)       Trustee         1994       Managing Partner, Park         120(3)      Lee Enterprises (print
(Age 64)                                             Avenue Equity Partners                     media), WR Hambrecht + Co.
399 Park Avenue                                      (private equity) since                     (financial service
Suite 3204                                           February, 1999 (formerly                   provider); First Health
New York, NY 10022                                   Founding Partner,                          (healthcare); Reader's
                                                     Development Capital LLC from               Digest (publishing);
                                                     November 1996 to February,                 OPENFIELD Solutions (retail
                                                     1999).                                     industry technology
                                                                                                provider)

---------------

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined in Part 1 of this SAI) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds (as defined in Part 1 of this SAI).

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                               YEAR FIRST
                                               ELECTED OR
                                   POSITION    APPOINTED             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH FUNDS   TO OFFICE              DURING PAST FIVE YEARS
---------------------             ----------   ----------            -----------------------
OFFICERS
Christopher L. Wilson             President       2004      President of the Columbia Funds, Liberty
(Age 47)                                                    Funds and Stein Roe Funds since October,
One Financial Center                                        2004 (formerly President and Chief
Boston, MA 02111                                            Executive Officer, CDC IXIS Asset
                                                            Management Services, Inc. from September,
                                                            1998 to August, 2004).
J. Kevin Connaughton              Treasurer       2000      Treasurer of the Columbia Funds since
(Age 39)                                                    October, 2003 and of the Liberty Funds,
One Financial Center                                        Stein Roe Funds and All-Star Funds since
Boston, MA 02111                                            December, 2000; Vice President of the
                                                            Advisor since April, 2003 (formerly
                                                            President of the Columbia Funds, Liberty
                                                            Funds and Stein Roe Funds from February,
                                                            2004 to October, 2004; Chief Accounting
                                                            Officer and Controller of the Liberty
                                                            Funds and of the All-Star Funds from
                                                            February, 1998 to October, 2000);
                                                            Treasurer of the Galaxy Funds since
                                                            September, 2002; Treasurer, Columbia
                                                            Management Multi-Strategy Hedge Fund, LLC
                                                            since December, 2002 (formerly Vice
                                                            President of Colonial Management
                                                            Associates, Inc. from February, 1998 to
                                                            October, 2000).
Mary Joan Hoene                   Senior          2004      Senior Vice President and Chief Compliance
(Age 54)                          Vice                      Officer of the Columbia Funds, Liberty
40 West 57th Street               President                 Funds and Stein Roe Funds since August,
New York, NY 10019                and Chief                 2004; Chief Compliance Officer of the
                                  Compliance                All-Star Funds since August, 2004
                                  Officer                   (formerly Partner, Carter, Ledyard &
                                                            Milburn LLP from January, 2001 to August,
                                                            2004; Counsel, Carter, Ledyard & Milburn
                                                            LLP from November, 1999 to December, 2000;
                                                            Vice President and Counsel, Equitable Life
                                                            Assurance Society of the United States
                                                            from April, 1998 to November, 1999,).
Michael G. Clarke                 Chief           2004      Chief Accounting Officer of the Columbia
(Age 34)                          Accounting                Funds, Liberty Funds, Stein Roe Funds and
One Financial Center              Officer                   All-Star Funds since October, 2004
Boston, MA 02111                                            (formerly Controller of the Columbia
                                                            Funds, Liberty Funds, Stein Roe Funds and
                                                            All-Star Funds from May, 2004 to October,
                                                            2004; Assistant Treasurer from June, 2002
                                                            to May, 2004; Vice President, Product
                                                            Strategy & Development of the Liberty
                                                            Funds and Stein Roe Funds from February,
                                                            2001 to June, 2002; Assistant Treasurer of
                                                            the Liberty Funds, Stein Roe Funds and the
                                                            All-Star Funds from August, 1999 to
                                                            February, 2001; Audit Manager, Deloitte &
                                                            Touche LLP from May, 1997 to August,
                                                            1999).

                                               YEAR FIRST
                                               ELECTED OR
                                   POSITION    APPOINTED             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH FUNDS   TO OFFICE              DURING PAST FIVE YEARS
---------------------             ----------   ----------            -----------------------
OFFICERS
Jeffrey R. Coleman                Controller      2004      Controller of the Columbia Funds, Liberty
(Age 34)                                                    Funds, Stein Roe Funds and All-Star Funds
One Financial Center                                        since October, 2004 (formerly Vice
Boston, MA 02111                                            President of CDC IXIS Asset Management
                                                            Services, Inc. and Deputy Treasurer of The
                                                            CDC Nvest Funds and Loomis Sayles Funds
                                                            from February, 2003 to September, 2004;
                                                            Assistant Vice President of CDC IXIS Asset
                                                            Management Services, Inc. and Assistant
                                                            Treasurer of the CDC Nvest Funds from
                                                            August, 2000 to February, 2003; Tax
                                                            Manager of PFPC, Inc. from November, 1996
                                                            to August, 2000).
David A. Rozenson                 Secretary       2003      Secretary of the Columbia Funds, Liberty
(Age 50)                                                    Funds, Stein Roe Funds and All-Star Funds
One Financial Center                                        since December, 2003; Senior Counsel, Bank
Boston, MA 02111                                            of America Corporation (formerly
                                                            FleetBoston Financial Corporation) since
                                                            January, 1996; Associate General Counsel,
                                                            Columbia Management Group since November,
                                                            2002.

G-35/296T-1004                                                  October 15, 2004

                          COLUMBIA CORPORATE BOND FUND
                  COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
                        COLUMBIA QUALITY PLUS BOND FUND
                       SERIES OF COLUMBIA FUNDS TRUST III

                      STATEMENT OF ADDITIONAL INFORMATION
                 SEPTEMBER 1, 2004, REVISED SEPTEMBER 17, 2004

     This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the relevant Fund dated September 1, 2004. This SAI should be read together with the relevant Prospectus and the most recent Annual Report dated April 30,2004. Investors may obtain a free copy of the relevant Prospectus and Annual Report from Columbia Funds Distributor, Inc.
(CFD), One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. The Financial Statements and Report of the Independent Registered Public Accounting Firm appearing in each Fund's April 30, 2004 Annual Report are incorporated in this SAI by reference.

     Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
                              PART 1
Definitions.................................................  A-11
Organization and History....................................  A-11
Investment Goal and Policies................................  A-12
Fundamental and Non-Fundamental Investment Policies.........  A-12
Portfolio Turnover..........................................  A-16
Fund Charges and Expenses...................................  A-16
Recent Fees Paid to the Advisor, PFPC and Other Service
  Providers.................................................  A-18
Brokerage Commissions.......................................  A-21
Trustees and Trustees' Fees.................................  A-21
Role of the Board of Trustees...............................  A-23
Share Ownership.............................................  A-25
Ownership of the Funds......................................  A-25
Sales Charges...............................................  A-30
Custodian of the Funds......................................  A-35
Independent Registered Public Accounting Firm of the
  Funds.....................................................  A-35

                              PART 2
Statement of Additional Information.........................  A-36
Miscellaneous Investment Practices..........................  A-36
Taxes.......................................................  A-60

                                                              PAGE
                                                              ----
Additional Tax Matters Concerning Trust Shares..............  A-64
Management of the Funds.....................................  A-66
Determination of Net Asset Value............................  A-76
How to Buy Shares...........................................  A-78
Special Purchase Programs/Investor Services.................  A-79
Programs for Reducing or Eliminating Sales Charges..........  A-82
How to Sell Shares..........................................  A-84
Distributions...............................................  A-89
How to Exchange Shares......................................  A-90
Suspension of Redemptions...................................  A-90
Shareholder Liability.......................................  A-90
Shareholder Meetings........................................  A-91
Appendix I..................................................  A-92
Appendix II.................................................  A-98

                                     PART 1

                          COLUMBIA CORPORATE BOND FUND
                  COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
                        COLUMBIA QUALITY PLUS BOND FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                 SEPTEMBER 1, 2004, REVISED SEPTEMBER 17, 2004

DEFINITIONS

"Trust"......................................   Columbia Funds Trust III
"Corporate Bond Fund" or "Fund"..............   Columbia Corporate Bond Fund
"Government Income Fund" or "Fund"...........   Columbia Intermediate Government Income Fund
"Quality Plus Bond Fund" or "Fund"...........   Columbia Quality Plus Bond Fund
"Advisor" or "Administrator".................   Columbia Management Advisors, Inc., the
                                                Funds' investment advisor and administrator
"CFD"........................................   Columbia Funds Distributor, Inc. (formerly
                                                named Liberty Funds Distributor, Inc.), the
                                                Funds' distributor
"CFS"........................................   Columbia Funds Services, Inc. (formerly named
                                                Liberty Funds Services, Inc.), the Funds'
                                                shareholder services and transfer agent

ORGANIZATION AND HISTORY

     The Trust is a Massachusetts business trust organized in 1986. Each Fund is an open-end, diversified management investment company representing the entire interest in a separate series of the Trust. Each Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 25, 2002, each series of The Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") was reorganized as a separate series of the Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds.

     The Galaxy Corporate Bond Fund, the predecessor to the Corporate Bond Fund, commenced operations on December 12, 1994; the Galaxy Government Income Fund, the predecessor to the Government Income Fund, commenced operations on September 1, 1988; and the Galaxy Quality Plus Bond Fund, the predecessor to the Quality Plus Bond Fund commenced operations on December 12, 1990.

     The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

     Effective April 1, 1999, the Trust changed its name from "Colonial Trust III" to "Liberty Funds Trust III." Effective October 13, 2003, the Trust changed its name from "Liberty Funds Trust III" to its current name.

     Effective October 13, 2003, the Corporate Bond Fund changed its name from "Liberty Corporate Bond Fund" to its current name.

     Effective October 13, 2003, the Government Income Fund changed its name from "Liberty Intermediate Government Income Fund" to its current name.

     Effective October 13, 2003, the Quality Plus Bond Fund changed its name from "Liberty Quality Plus Bond Fund" to its current name.

INVESTMENT GOAL AND POLICIES

     The Prospectuses describe each Fund's investment goal, investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds (unless otherwise noted):

     Other Investment Companies
     Zero Coupon Securities (Zeros) (the Corporate Bond Fund only)
     Money Market Instruments
     Stripped Obligations
     Municipal Securities
     Securities Loans
     Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Mortgage Dollar Rolls
     Mortgage-Backed Securities
     Non-Agency Mortgage-Backed Securities
     Asset-Backed Securities
     Convertible Securities
     Repurchase Agreements
     Reverse Repurchase Agreements
     Futures Contracts and Related Options
     Custody Receipts and Trust Certificates
     Foreign Currency Transactions (the Corporate Bond Fund only)
     Foreign Securities
     Stand-by Commitments
     Variable and Floating Rate Obligations
     Guaranteed Investment Contracts (the Government Income and Quality Plus Bond Funds only)
     Bank Investment Contracts
     American, European, Continental and Global Depositary Receipts (the
     Corporate Bond Fund only,   except that the Corporate Bond Fund may not
     invest in GDRs)

     Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

  FUNDAMENTAL INVESTMENT POLICIES

     In addition to each Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

     Each of the Funds may not:

          1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act).

          2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

          3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

          4. Make loans except to the extent permitted by the 1940 Act.

          5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

          6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

          7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

     With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage ratio of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.

     With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

     With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

  NON-FUNDAMENTAL INVESTMENT POLICIES

     The following investment limitations with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

          1. A Fund may not invest more than 15% of its net assets in illiquid securities.

          2. Each of the Government Income and Quality Plus Bond Funds may invest up to 35% of its total assets in securities of foreign issuers and may also invest in U.S. dollar-denominated obligations of U.S. corporations issued outside the United States.

          3. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

          4. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options.

          5. A Fund may not purchase securities of other companies for the purpose of exercising control.

          6. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.

     With respect to Investment Limitation No. 6 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

     Each Fund currently intends to limit its investments in securities of other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other than investment portfolios of the Trust, or any other investment companies advised by the Advisor.

     Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

     The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase or, in the case of the Government Income and Quality Plus Bond Funds, in an effort to manage the impact to the Fund of changes in interest rates.

     Each Fund expects that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

     If the rating of a security held by a Fund is downgraded below investment grade, the Fund does not have to sell the security unless (i) the Advisor determines under the circumstances the security is no longer an appropriate investment for the Fund, or (ii) the security, together with any securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets.

     Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the

1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

     Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.

     Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

  CORPORATE BOND FUND

     Under normal circumstances, the Corporate Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in corporate debt obligations.

     The Corporate Bond Fund may invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, or by supranational banks or other organizations. Examples of supranational banks include the World Bank, the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of their tax status or prevailing economic, regulatory or other circumstances, the performance of such securities is expected to be comparable to that of corporate or U.S. Government debt obligations. See "Municipal Securities" in Part 2 of this SAI. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Futures Contracts and Related Options" in Part 2 of this SAI. The Fund may also invest in money market instruments.

     The value of convertible securities in which the Fund may invest fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     The Fund may also invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. The Fund will not invest more than 20% of its net assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

     The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if the Advisor fails to predict foreign currency values correctly. See "Foreign Currency Transactions" in Part 2 of this SAI.

  GOVERNMENT INCOME FUND

     Under normal circumstances, the Government Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements backed by these obligations.

     The Government Income Fund may also invest, from time to time, in municipal securities. See "Municipal Securities" in Part 2 of this SAI. The Fund may also enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Futures Contracts and Related Options" in Part 2 of this SAI. In addition, the Fund may invest in obligations issued by Canadian Provincial

Governments and in debt obligations of supranational entities. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

  QUALITY PLUS BOND FUND

     The Quality Plus Bond Fund invests substantially all of its assets (under normal circumstances, at least 80% of net assets plus any borrowings for investment purposes) in investment grade debt obligations.

     The Quality Plus Bond Fund may invest, from time to time, in municipal securities. See "Municipal Securities" in Part 2 of this SAI. The Fund may enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Futures Contracts and Related Options" in Part 2 of this SAI. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

PORTFOLIO TURNOVER

     Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains, which if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

FUND CHARGES AND EXPENSES

     Effective November 1, 2003, under each Fund's management agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.55% of the first $500 million of average daily net assets, 0.50% of the next $500 million of average daily net assets, 0.45% of the next $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets, 0.35% of average daily net assets in excess of $2 billion.

     Prior to November 1, 2003, under each Fund's prior management agreement, each Fund paid the Advisor a monthly fee, at the annual rate of 0.75% of the average daily net assets of each Fund. , Effective August 1, 2001, the Advisor had voluntarily agreed to waive its fees so that its actual fees would be as follows: 0.55% of the first $500 million of average daily net assets, 0.50% of the next $500 million of average daily net assets, 0.45% of the next $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets, 0.35% of average daily net assets in excess of $2 billion.

     Under each Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.067% of the average daily net assets of the Fund.

     The Advisor is responsible for providing pricing and bookkeeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

     Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from each Fund an annual fee based on the average daily net assets, as follows:

Under $50 million...........................................  $  5,000
Over $50 million but less than $200 million.................  $ 35,000
Over $200 million but less than $500 million................  $ 50,000
Over $500 million but less than $1 billion..................  $ 85,000
Over $1 billion.............................................  $125,000

     The annual fees for a Fund with more than 25% in non-domestic assets will be 150% of the annual fees described above.

     The Fund reimburses the Advisor for out-of-pocket expenses and charges, including all fees payable to third parties (other than State Street) for providing pricing data.

     Effective November 1, 2003, each Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

     - An annual open account fee of $34 per open account, plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

     Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

     - A new account set up charge of $5.00 per account; plus

     - An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account from 0 to 100,000 accounts of $11.00 per annum and each networked account over 100,000 accounts of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

     - An account fee for each closed account from 0 to 100,000 accounts of $14.00 per annum and each closed account over 100,000 accounts of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

     - The Fund's allocated shares of CFS' out-of-pocket expenses reasonably incurred by CFS in performing its duties and responsibilities pursuant to this arrangement.

     Prior to November 1, 2003, there was a minimum annual fee per Fund of $5,000.

     PFPC Inc. (PFPC) (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp. Prior to July 2002, no administration fees were waived by PFPC.

RECENT FEES PAID TO THE ADVISOR, PFPC AND OTHER SERVICE PROVIDERS

     The following tables present recent fees paid to the Advisor, PFPC and other service providers by each Fund (since its inception) and by the relevant Predecessor Funds.

                                                                CORPORATE BOND FUND
                                                ---------------------------------------------------
                                                YEAR ENDED   PERIOD ENDED   YEARS ENDED OCTOBER 31,
                                                APRIL 30,     APRIL 30,     -----------------------
                                                   2004        2003(A)         2002         2001
                                                ----------   ------------   -----------   ---------
Management fee................................  $1,299,640     $659,931     $1,092,909    $790,521
Administration fee............................     133,833       58,574         95,684      70,048
Pricing & bookkeeping fee.....................      79,997       20,359         43,340      52,441
Transfer agent fee:
  Class A.....................................       1,064          397            N/A         N/A
  Class B.....................................         977          198            N/A         N/A
  Class C.....................................         231           27            N/A         N/A
  Class G.....................................         N/A          N/A            N/A         N/A
  Class T.....................................         N/A          N/A            N/A         N/A
  Class Z.....................................      98,305       25,364         33,655      41,147
12b-1 fees:
  Service fee (Class A).......................       3,031          218            N/A         N/A
  Service fee (Class B).......................       3,905          416            N/A         N/A
  Service fee (Class C Shares)................       1,057           95            N/A         N/A
  Distribution fee (Class B)..................      11,715        1,263            N/A         N/A
  Distribution fee (Class C)..................       3,165          285            N/A         N/A
  Fees waived by Advisor......................     201,007      176,477        291,442     210,806
  Fees waived by CFD (Class C)(d).............         628           58            N/A         N/A

                                                            GOVERNMENT INCOME FUND
                                             ----------------------------------------------------
                                             YEAR ENDED   PERIOD ENDED   YEARS ENDED OCTOBER 31,
                                             APRIL 30,     APRIL 30,     ------------------------
                                                2004        2003(A)         2002          2001
                                             ----------   ------------   ----------    ----------
Management fee.............................  $3,087,216    $1,941,338    $4,026,314    $3,955,842
Administration fee.........................     315,549       173,540       353,203       347,297
Pricing and bookkeeping fee................      88,359        50,113       117,461       116,412
Transfer agent fee:(b)
  Class A..................................       2,427           494           N/A           N/A
  Class B..................................       3,214         1,193           N/A           N/A
  Class C..................................         929           228           N/A           N/A
  Class G..................................       7,385         5,560        10,006         7,576
  Class T..................................      57,884        29,620        78,542        85,839(f)
  Class Z..................................     290,336        69,723        57,803        49,332
12b-1 fees:
  Service fee (Class A)....................       6,698           513           N/A           N/A
  Service fee (Class B)....................       7,715         1,333              (e)           (e)
  Service fee (Class C)....................       2,404           169           N/A           N/A
  Service fee (Class G)(c).................       6,476         3,830         6,427         3,308
  Service fee (Class T)(b).................      70,533        36,031        77,041        74,395(f)
  Distribution fee (Class A)...............         N/A           N/A              (d)           (d)
  Distribution fee (Class B)...............      23,146         3,999              (e)           (e)
  Distribution fee (Class C)...............       7,237           507           N/A           N/A
  Distribution fee (Class G)...............      28,063        16,596        28,175        16,758
  Fees waived by Advisor...................     498,076       522,410     1,092,106     1,060,738
  Fees waived by CFD (Class C).............       1,442           103           N/A           N/A

                                                            QUALITY PLUS BOND FUND
                                              ---------------------------------------------------
                                              YEAR ENDED   PERIOD ENDED   YEARS ENDED OCTOBER 31,
                                              APRIL 30,     APRIL 30,     -----------------------
                                                 2004        2003(A)         2002         2001
                                              ----------   ------------   ----------   ----------
Management fee..............................  $5,900,129    $3,488,076    $6,745,609   $5,139,361
Administration fee..........................     616,595       311,586       592,000      450,700
Pricing and bookkeeping fee.................     124,854        68,179       136,485      120,352
Transfer agent fee:(b)
  Class A...................................       2,383            46             4            8
  Class B...................................       2,541           112            10           27
  Class C...................................         547            13           N/A          N/A
  Class G...................................      16,467        11,296        23,007       12,796
  Class T...................................      60,740        28,039        65,333       67,510(f)
  Class Z...................................     968,018       176,306       436,768      352,513
12b-1 fees:
  Service fee (Class A).....................       4,134           244           N/A          N/A
  Service fee (Class B).....................       3,675           590           711          750
  Service fee (Class C).....................       1,311            42           N/A          N/A
  Service fee (Class G)(c)..................      15,944        10,220        19,652       11,394
  Service fee (Class T).....................      59,667        29,033        55,978       52,592(f)
  Distribution fee (Class A)................         N/A           N/A           106           90
  Distribution fee (Class B)................      11,023         1,770         2,132        2,262
  Distribution fee (Class C)................       3,943           124           N/A          N/A
  Distribution fee (Class G)................      69,092        44,285        86,940       50,794
  Fees waived by Advisor....................   1,048,676     1,038,741     1,998,536    1,411,667
  Fees waived by CFD (Class C)..............         786            26           N/A          N/A

---------------

(a) The Fund changed its fiscal year end from October 31 to April 30.

(b) Expense reimbursements for the fiscal year ended October 31, 2002, were $0 and $0, respectively, for the Government Income Fund and the Quality Plus Bond Fund. Expense reimbursements for the fiscal year ended October 31, 2001, were $8,020 and $6,988, respectively, for the Government Income Fund and the Quality Plus Bond Fund.

(c) Expense reimbursements for the fiscal year ended October 31, 2002, were $0 and $0, respectively, for the Government Income Fund and the Quality Plus Bond Fund. Expense reimbursements for the fiscal year ended October 31, 2001, were $519 and $0, respectively, for the Government Income Fund and the Quality Plus Bond Fund.

(d) Class A Shares (formerly Prime A Shares) were not offered during the period.

(e) Class B Shares (formerly Prime B Shares) were not offered during the period.

(f) Includes expense accrued from the BKB shares from 11/1/00 to 6/26/01, which were then converted to Retail A Shares.

     FNB, an affiliate of the former FleetBoston Financial Corporation, was paid a fee for Sub-Account Services performed with respect to Trust Shares of the Predecessor Funds held by defined contribution plans. Pursuant to an agreement between FNB and the Funds, FNB was paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended April 30, 2004, FNB received $547,227 for Sub-Account Services.

BROKERAGE COMMISSIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession. The prices at which securities are purchased from and sold to dealers may include a dealer's mark-up or mark-down.

     There were no commissions paid on transactions by any of the Funds during the fiscal year ended April 30, 2004, the six months ended April 30, 2003, the fiscal year ended October 31, 2002 or the fiscal year ended October 31, 2001. See "Management of the Funds -- Portfolio Transactions -- Brokerage and research services" in Part 2 of this SAI.

     The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At April 30, 2004, the Funds held securities of their regular brokers or dealers as set forth below:

FUND                                            BROKER/DEALER                 VALUE
----                                            -------------              -----------
Corporate Bond.....................  Lehman Brothers                       $   327,275
                                     Morgan Stanley Dean Witter            $ 1,830,805
                                     Merrill Lynch & Co.                   $   556,963
                                     Goldman Sachs & Co.                   $   548,555
                                     JP Morgan Chase & Co.                 $ 1,305,147
                                     Bank of America Corp.                 $ 2,310,741
                                     First Union/Wachovia Corp.            $ 1,791,805
                                     Marsh & McLennan                      $ 1,584,930
                                     Citigroup, Inc.                       $ 1,342,260
                                     Mellon Funding Corp.                  $   794,010
                                     Bear Stearns                          $   718,373
Intermediate Government Income.....  JP Morgan Chase & Co.                 $ 1,621,386
                                     Citigroup, Inc.                       $ 3,035,428
                                     Mellon Financial Co.                  $   218,354
Quality Plus Bond..................  Citigroup, Inc.                       $10,068,496
                                     Merrill Lynch & Co.                   $ 6,500,340
                                     JP Morgan Chase & Co.                 $ 8,065,356
                                     Goldman Sachs                         $ 4,686,249
                                     Deutsche Bank                         $ 2,452,989
                                     Wachovia Corp.                        $ 4,905,000
                                     Bear Stearns                          $ 4,532,490
                                     Morgan Stanley                        $ 2,173,375
                                     Marsh & McLennan                      $ 1,882,379

TRUSTEES AND TRUSTEES' FEES

     Fund Complex consists of the following funds:

     The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 9 closed-end or interval management investment company portfolios (the "Liberty Funds").

     The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

     Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

     Columbia Management Multi-Strategy Hedge Fund, LLC.

     Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund,Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc.,

     Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

     The series of The Galaxy Funds (the "Galaxy Funds").

     The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

     The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex, including Trustees who are affiliated with the Advisor. For the fiscal year ended April 30, 2004 and the calendar year ended December 31, 2003, the Trustees received the following compensation for serving as Trustees:

                                                                        AGGREGATE        AGGREGATE       TOTAL COMPENSATION
                                                     AGGREGATE         COMPENSATION     COMPENSATION          FROM THE
                                                    COMPENSATION         FROM THE         FROM THE          FUND COMPLEX
                                                 FROM THE CORPORATE     GOVERNMENT      QUALITY PLUS        PAID TO THE
                                                     BOND FUND         INCOME FUND       BOND FUND            TRUSTEES
                         PENSION OR RETIREMENT     FOR THE FISCAL     FOR THE FISCAL   FOR THE FISCAL     FOR THE CALENDAR
                           BENEFITS ACCRUED          YEAR ENDED         YEAR ENDED       YEAR ENDED          YEAR ENDED
                              AS PART OF             APRIL 30,          APRIL 30,        APRIL 30,          DECEMBER 31,
TRUSTEE(A)                 FUND EXPENSES(B)             2004               2004             2004              2003(A)
----------               ---------------------   ------------------   --------------   --------------   --------------------
Douglas A. Hacker......           N/A                  $1,272             $2,320           $2,212              115,500
Janet Langford Kelly...           N/A                   1,167              2,123            1,927              101,500
Richard W. Lowry.......           N/A                   1,191              2,163            1,874              128,150
Salvatore Macera(c)....           N/A                     430                799              555               56,500
William E. Mayer.......           N/A                   1,254              2,280            2,067              133,150
Charles R. Nelson......           N/A                   1,251              2,284            2,152              155,073
John J. Neuhauser......           N/A                   1,310              2,391            2,326              143,568
Patrick J.
  Simpson(d)...........           N/A                     323                577              950               64,234
Thomas Stitzel.........           N/A                   1,196              2,175            2,012              103,500
Thomas C. Theobald(e)..           N/A                   1,314              2,387            2,242              110,250
Anne-Lee Verville(f)...           N/A                   1,441              2,630            2,509              128,250
Richard L. Woolworth...           N/A                     346                616            1,016               64,234

---------------

(a) As of December 31, 2003, the Fund Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.

(d) During the fiscal year ended April 30, 2004, Mr. Simpson deferred $323 of his compensation from the Corporate Bond Fund, $577 of his compensation from the Government Income Fund and $950 of his compensation from the Quality Plus Bond Fund pursuant to the deferred compensation plan.

(e) During the fiscal year ended April 30, 2004, and the calendar year ended December 31, 2003, Mr. Theobald deferred $721 of his compensation from the Corporate Bond Fund, $1,295 of his compensation from the Government Income Fund, $740 of his compensation from the Quality Plus Bond Fund, and $50,750 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Mr. Theobald's account under that plan was $55,587.

(f) During the fiscal year ended April 30, 2004, and the calendar year ended December 31, 2003, Ms. Verville deferred $704 of her compensation from the Corporate Bond Fund, $1,266 of her compensation from the Government Income Fund, $602 of her compensation from the Quality Plus Bond Fund, and $53,250 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Ms. Verville's account under that plan was $516,001.

ROLE OF THE BOARD OF TRUSTEES

     The Trustees of the Funds are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

  AUDIT COMMITTEE

     Ms. Verville and Messrs. Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended April 30, 2004, the Audit Committee convened ten times.

  GOVERNANCE COMMITTEE

     Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the relevant Fund. For the fiscal year ended April 30, 2004, the Governance Committee convened six times.

  ADVISORY FEES & EXPENSES COMMITTEE

     Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer,

Neuhauser, Stitzel and Theobald were members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended April 30, 2004, the Advisory Fees & Expenses Committee convened five times.

  COMPLIANCE COMMITTEE

     Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Fund. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended April 30, 2004, the Compliance Committee convened two times.

  INVESTMENT OVERSIGHT COMMITTEES

     Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large
                  Growth Diversified, Large Growth Concentrated, Small Growth,
                  Outside Managed (i.e., sub-advised), Municipal and Bank
                  Loan.
IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small
                  Blend, Foreign Stock, Fixed Income -- Multi Sector, Fixed
                  Income -- Core and Young Investor.
IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large
                  Value, Mid Cap Value, Small Value, Asset Allocation, High
                  Yield and Money Market.
IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories:
                  Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset
                  Allocation, Specialty Equity and Taxable Fixed Income.

SHARE OWNERSHIP

     The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003 (i), in each Fund and
(ii) in the funds in the Fund Complex.

                                                                      AGGREGATE DOLLAR RANGE
                                                       DOLLAR RANGE    OF EQUITY SECURITIES
                                                        OF EQUITY            OWNED IN
                                                        SECURITIES    ALL FUNDS OVERSEEN BY
                                                       OWNED IN THE         TRUSTEE IN
NAME OF TRUSTEE                                           FUNDS            FUND COMPLEX
---------------                                        ------------   ----------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker....................................       $0              Over $100,000
Janet Langford Kelly.................................       $0              Over $100,000
Richard W. Lowry.....................................       $0              Over $100,000
Charles R. Nelson....................................       $0              Over $100,000
John J. Neuhauser....................................       $0              Over $100,000
Patrick J. Simpson...................................       $0           $50,001-$100,000
Thomas E. Stitzel....................................       $0           $50,001-$100,000
Thomas C. Theobald...................................       $0              Over $100,000
Anne-Lee Verville(a).................................       $0                         $0
Richard L. Woolworth.................................       $0              Over $100,000
INTERESTED TRUSTEES
William E. Mayer.....................................       $0           $50,001-$100,000

---------------

(a) Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

OWNERSHIP OF THE FUNDS

     As of record on July 31, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding Class A Shares, Class B Shares, Class C Shares, Class G Shares, Class T Shares and Class Z Shares of the Funds.

     As of record on July 31, 2004, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:

  CORPORATE BOND FUND

  Class A Shares

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
Russell R. Jones & Frances MacDonald TR...........    8,439.3450               7.53
  U/W/O Margery C. Jones Residuary Trust
  PO Box 343
  Glen Arm, MD 21057-0343
Columbia Management Advisors, Inc. ...............   12,997.2530              11.60
  Nominee for Various Columbia Funds
  Attn: Jane Howard FBO K. Froot
  245 Summer Street, Fl. 3
  Boston, MA 02210-1129

  Class B Shares

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
Ferris Baker Watts, Inc. .........................   8,901.0550                5.31
  William T. Humphrey
  A/C 3967-4637
  1426 Runnymeade Rd
  Norfolk, VA 23505-2936

  Class C Shares

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
UBS Financial Services, Inc. FBO..................   2,021.7210                5.97
  Stanley W Zicherman
  Barbara F Zicherman JTWROS
  2632 Brookridge Circle
  Greenville, NC 27858-5563
Columbia Trust Company 403(b).....................   1,759.6110                5.19
  David J. Lanz
  129 Oliver Place
  Hamburg, NY 14075-4439
US Clearing Corp..................................   4,547.6640               13.42
  FBO 111-04974-17
  26 Broadway
  New York, NY 10004-1703
US Clearing Corp..................................   1,870.6210                5.52
  FBO 597-12911-16
  26 Broadway
  New York, NY 10004-1703
US Clearing Corp..................................   2,519.4240                7.44
  FBO 978-05257-14
  26 Broadway
  New York, NY 10004-1703
Morgan Stanley DW Inc. Cust. for..................   3,254.9800                9.61
  Lance V. White
  PO Box 250
  New York, NY 10008-0250
LPL Financial Services............................   2,092.8120                6.18
  A/C 7185-1764
  9785 Towne Center Drive
  San Diego, CA 92121-1968

  Class Z Shares

SHAREHOLDER (NAME AND ADDRESS)                   SHARE BALANCE    PERCENT OF CLASS TOTAL (%)
------------------------------                   --------------   --------------------------
Gales & CO.....................................  7,992,520.1590             46.69
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001
Gales & CO.....................................  2,284,057.1730             13.34
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001
Gales & CO.....................................  5,963.678,2740             34.84
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001

  GOVERNMENT INCOME FUND

    Class A Shares

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
Ferris Baker Watts, Inc. .........................   75,513.4760              29.01
  John R. Karlen R/O IRA
  A/C 4629-6623
  75 Arch Street, Ste. 402
  Akron, OH 44304-1433

  Class C Shares

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
Raymond James & Assoc. Inc. ......................   5,855.2980                5.82
  FBO Lee IRA
  BIN #57805918
  880 Carillon Parkway
  St. Petersburg, FL 33716-1100
US Clearing Corp..................................   9,867.8800                9.82
  FBO 976-32337-16
  26 Broadway
  New York, NY 10004-1703
US Clearing Corp..................................   9,475.1180                9.43
  FBO 976-32730-19
  26 Broadway
  New York, NY 10004-1703

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
UBS Financial Services, Inc. .....................   9,696.1330                9.65
  FBO Josephine Bennett TTEE
  of Bennett Fam 1990 Tr
  31286 Corte Talvera
  Temecula, CA 92592-5469

  Class Z Shares

SHAREHOLDER (NAME AND ADDRESS)                   SHARE BALANCE    PERCENT OF CLASS TOTAL (%)
------------------------------                  ---------------   --------------------------
Gales & CO....................................   2,287,735.9690              7.04
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001
Gales & CO....................................  14,168,688.6600             43.62
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001
Gales & CO....................................  13,916,842.3700             42.85
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001

  QUALITY PLUS BOND FUND

    Class A Shares

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
Charles Schwab & Co., Inc. Cust...................   54,195.6890              27.81
  Attn: Mutual Funds Dept
  101 Montgomery Street
  San Francisco, CA 94104-4122

  Class C Shares

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
UBS Financial Services, Inc. FBO..................   8,951.7890               17.71
  John Murtha & Ashley Edwards Ttees
  Marian G. Duryee 1985 Trust U/A Dtd 8/22/85
  446 Main St., Ste. 1500
  Worcester, MA 01608-2305
Pershing LLC......................................   2,564.9820                5.07
  P.O. Box 2052
  Jersey City, NJ 07303-2052

SHAREHOLDER (NAME AND ADDRESS)                      SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------                      -------------   --------------------------
Pershing LLC......................................   2,676.1820                5.29
  P.O. Box 2052
  Jersey City, NJ 07303-2052
Pershing LLC......................................   5,104.5760               10.10
  P.O. Box 2052
  Jersey City, NJ 07303-2052
Pershing LLC......................................   3,670.8870                7.26
  P.O. Box 2052
  Jersey City, NJ 07303-2052
UBS Financial Services, Inc. .....................   3,574.6200                7.07
  FBO Sally G. Knight
  7323 Blairview Drive
  Dallas, TX 75230-5416
US Clearing Corp..................................   5,593.9720               11.07
  FBO 976-95513-19
  26 Broadway
  New York, NY 10004-1703

  Class Z Shares

SHAREHOLDER (NAME AND ADDRESS)                   SHARE BALANCE    PERCENT OF CLASS TOTAL (%)
------------------------------                  ---------------   --------------------------
Gales & CO....................................  30,912,064.4850             41.56
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001
Gales & CO....................................   6,752,147.1320              9.08
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001
Gales & CO....................................  19,783,261.5310             26.60
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/TO4A
  159 E Main Street
  Rochester, NY 14638-0001
Amvescap National Trust CO As Agent...........  10,756,201.9700             14.46
  for Fleet National Bank FBO
  FleetBoston Financial Savings Plus
  PO Box 105779
  Atlanta, GA 30348-5779

SALES CHARGES

     The Funds' distributor is Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) (CFD). Prior to July 22, 2002, PFPC Distributors served as distributor for the Predecessor Funds. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors was entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Predecessor Funds. PFPC Distributors, and/or CFD received front-end sales charges in connection with Class A Share purchases as follows:

  CLASS A SHARES (DOLLARS IN THOUSANDS)

                                                       QUALITY PLUS BOND FUND
                                               ---------------------------------------
                                                                           YEARS ENDED
                                               YEAR ENDED   PERIOD ENDED   OCTOBER 31,
                                               APRIL 30,     APRIL 30,     -----------
                                                  2004          2003       2002   2001
                                               ----------   ------------   ----   ----
Aggregate initial sales charge on Fund share
  sales......................................     $36            $9        $  1   $  0
Initial sales charges retained by CFD........       5             1         N/A    N/A
Aggregate CDSC on Fund redemptions retained
  by CFD.....................................       0             0         N/A    N/A

     PFPC Distributors retained none of the amounts shown in the table above. Class A Shares were not offered by the Corporate Bond Fund or the Government Income Fund prior to November 25, 2002.

                                                               GOVERNMENT INCOME FUND
                                                              -------------------------
                                                              YEAR ENDED   PERIOD ENDED
                                                              APRIL 30,     APRIL 30,
                                                                 2004          2003
                                                              ----------   ------------
Aggregate initial sales charge on Fund share sales..........     $61           $31
Initial sales charges retained by CFD.......................       8             3
Aggregate CDSC on Fund redemptions retained by CFD..........       0             0

                                                                 CORPORATE BOND FUND
                                                              -------------------------
                                                              YEAR ENDED   PERIOD ENDED
                                                              APRIL 30,     APRIL 30,
                                                                 2004          2003
                                                              ----------   ------------
Aggregate initial sales charge on Fund share sales..........      $9            $2
Initial sales charges retained by CFD.......................       1            (a)
Aggregate CDSC on Fund redemptions retained by CFD..........       0             0

     PFPC Distributors was also entitled to the payment of the front-end sales charge on Class T Shares of the Predecessor Funds. PFPC Distributors and/or CFD received front-end sales charges in connection with Class T Share purchases as follows:

  CLASS T SHARES (DOLLARS IN THOUSANDS)

                                                       GOVERNMENT INCOME FUND
                                               ---------------------------------------
                                                                           YEARS ENDED
                                               YEAR ENDED   PERIOD ENDED   OCTOBER 31,
                                               APRIL 30,     APRIL 30,     -----------
                                                  2004          2003       2002   2001
                                               ----------   ------------   ----   ----
Aggregate initial sales charges on Fund share
  sales......................................      $6           $10        $ 23   $ 54
Initial sales charges retained by CFD........       1            (a)        N/A    N/A
Aggregate CDSC on Fund redemptions retained
  by CFD.....................................      (a)            9         N/A    N/A

                                                       QUALITY PLUS BOND FUND
                                               ---------------------------------------
                                                                           YEARS ENDED
                                               YEAR ENDED   PERIOD ENDED   OCTOBER 31,
                                               APRIL 30,     APRIL 30,     -----------
                                                  2004          2003       2002   2001
                                               ----------   ------------   ----   ----
Aggregate initial sales charges on Fund share
  sales......................................      $6           $25        $ 48   $103
Initial sales charges retained by CFD........       1            (a)        N/A    N/A
Aggregate CDSC on Fund redemptions retained
  by CFD.....................................       0             9         N/A    N/A

     PFPC Distributors retained none of the amounts shown in the table above. Class T Shares were not offered by the Corporate Bond Fund prior to November 25, 2002.

     PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Class B Shares of the Predecessor Funds.

     PFPC Distributors and/or CFD received contingent deferred sales charges in connection with redemptions of Class B Shares as follows:

  CLASS B SHARES (DOLLARS IN THOUSANDS)

                                                           QUALITY PLUS BOND FUND
                                                   ---------------------------------------
                                                                               YEARS ENDED
                                                   YEAR ENDED   PERIOD ENDED   OCTOBER 31,
                                                   APRIL 30,     APRIL 30,     -----------
                                                      2004          2003       2002   2001
                                                   ----------   ------------   ----   ----
                                                           (DOLLARS IN THOUSANDS)
Aggregate CDSC on Fund redemptions retained by
  CFD............................................      $3           (a)         $1     $3

     PFPC Distributors retained none of the amounts shown in the table above. Class B Shares were not offered by the Corporate Bond Fund or the Government Income Fund prior to November 25, 2002.

                                                               GOVERNMENT INCOME FUND
                                                              -------------------------
                                                              YEAR ENDED   PERIOD ENDED
                                                              APRIL 30,     APRIL 30,
                                                                 2004          2003
                                                              ----------   ------------
Aggregate CDSC on Fund redemptions retained by CFD..........      $8           (a)

                                                                 CORPORATE BOND FUND
                                                              -------------------------
                                                              YEAR ENDED   PERIOD ENDED
                                                              APRIL 30,     APRIL 30,
                                                                 2004          2003
                                                              ----------   ------------
Aggregate CDSC on Fund redemptions retained by CFD..........      $5            $5

     PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Class G Shares of the Predecessor Funds.

     PFPC Distributors and/or CFD received contingent deferred sales charges in connection with redemptions of Class G Shares as follows:

  CLASS G SHARES (DOLLARS IN THOUSANDS)

                                                             GOVERNMENT INCOME FUND
                                                        ---------------------------------
                                                                          YEARS ENDED
                                                        PERIOD ENDED      OCTOBER 31,
                                                         APRIL 30,     ------------------
                                                            2004       2003   2002   2001
                                                        ------------   ----   ----   ----
                                                             (DOLLARS IN THOUSANDS)
Aggregate CDSC on Fund redemptions retained by CFD....      $18        $14    $13    $11

                                                             QUALITY PLUS BOND FUND
                                                        ---------------------------------
                                                                          YEARS ENDED
                                                        PERIOD ENDED      OCTOBER 31,
                                                         APRIL 30,     ------------------
                                                            2004       2003   2002   2001
                                                        ------------   ----   ----   ----
Aggregate CDSC on Fund redemptions retained by CFD....      $42        $20    $56    $37

     PFPC Distributors retained none of the amounts shown in the table above. Class G Shares were not offered by the Corporate Bond Fund prior to November 25, 2002.

  CLASS C SHARES (DOLLARS IN THOUSANDS)

                                                               QUALITY PLUS BOND FUND
                                                              -------------------------
                                                              YEAR ENDED   PERIOD ENDED
                                                              APRIL 30,     APRIL 30,
                                                                 2004          2003
                                                              ----------   ------------
                                                               (DOLLARS IN THOUSANDS)
Aggregate CDSC on Fund redemptions retained by CFD..........     (a)            $0

                                                               GOVERNMENT INCOME FUND
                                                              -------------------------
                                                              YEAR ENDED   PERIOD ENDED
                                                              APRIL 30,     APRIL 30,
                                                                 2004          2003
                                                              ----------   ------------
Aggregate CDSC on Fund redemptions retained by CFD..........      $1           (a)

                                                                 CORPORATE BOND FUND
                                                              -------------------------
                                                              YEAR ENDED   PERIOD ENDED
                                                              APRIL 30,     APRIL 30,
                                                                 2004          2003
                                                              ----------   ------------
Aggregate CDSC on Fund redemptions retained by CFD..........     (a)           (a)

---------------

(a) Rounds to less than one.

  12b-1 PLAN, SHAREHOLDER SERVICING PLAN, CDSCS AND CONVERSION OF SHARES

     The Government Income Fund and the Quality Plus Bond Fund offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. The Corporate Bond Fund offers four classes of shares; Class A, Class B, Class C and Class Z. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay CFD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also may pay CFD monthly a distribution fee at an annual rate of 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. As of the date of this SAI, CFD is waiving a portion of the distribution fee on Class C, so that it receives 0.60%. The Government Income Fund and Quality Plus Bond Fund also may pay CFD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). As of the date of this SAI, CFD intends to limit each Fund's payment under the Plan to 0.80% (on an annualized basis) of the average daily net assets of Class G shares owned of record or beneficially by customers of institutions. CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

     The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in more advantageous expense ratios and increased investment flexibility that could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.

     Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.15% for the Funds.

     Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent

     Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

     Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses for the Funds.

     No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

     A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

     A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee.

     Sales-Related Expenses (dollars in thousands) of CFD relating to the Fund as of were:

                                                           CORPORATE BOND FUND
                                   -------------------------------------------------------------------
                                     CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                   SHARES YEAR   SHARES YEAR   SHARES YEAR   SHARES YEAR   SHARES YEAR
                                      ENDED         ENDED         ENDED         ENDED         ENDED
                                    APRIL 30      APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,
                                      2004          2004          2004          2004          2004
                                   -----------   -----------   -----------   -----------   -----------
Fees to FSFs.....................      $3            $37           $4            N/A           N/A
Allocated cost of sales material
  relating to the Fund (including
  printing, mailing, and
  promotion expenses)............      (a)             1           (a)           N/A           N/A
Allocated travel, entertainment
  and other promotional
  expenses.......................       2              3            1            N/A           N/A

                                                   INTERMEDIATE GOVERNMENT INCOME FUND
                                   -------------------------------------------------------------------
                                                                 CLASS C
                                     CLASS A       CLASS B       SHARES        CLASS G       CLASS T
                                   SHARES YEAR   SHARES YEAR     PERIOD      SHARES YEAR   SHARES YEAR
                                      ENDED         ENDED         ENDED         ENDED         ENDED
                                    APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,
                                      2004          2004          2003          2004          2004
                                   -----------   -----------   -----------   -----------   -----------
Fees to FSFs.....................      $19           $49           $17           $9            $78
Allocated cost of sales material
  relating to the Fund (including
  printing, mailing, and
  promotion expenses)............        3             1             2           (a)             2
Allocated travel, entertainment
  and other promotional
  expenses.......................       10             4             6            1              6

                                                         QUALITY PLUS BOND FUND
                                   -------------------------------------------------------------------
                                     CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                   SHARES YEAR   SHARES YEAR   SHARES YEAR   SHARES YEAR   SHARES YEAR
                                      ENDED         ENDED         ENDED         ENDED         ENDED
                                    APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,
                                      2004          2004          2004          2004          2004
                                   -----------   -----------   -----------   -----------   -----------
Fees to FSFs.....................      $5            $26           $5            $13           $66
Allocated cost of sales material
  relating to the Fund (including
  printing, mailing, and
  promotion expenses)............       2             (a)           1             (a)            2
Allocated travel, entertainment
  and other promotional
  expenses.......................       7              2            2              1             6

---------------

(a) Rounds to less than one.

CUSTODIAN OF THE FUNDS

     State Street Bank & Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS

     PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, is the Funds' independent registered public accounting firm, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. For periods prior to April 30, 2004, Ernst & Young LLP served as the Funds' independent registered public accounting firm. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP for the fiscal year ended April 30, 2004 and Ernst & Young LLP for the period ended April 30, 2003 and for the fiscal years ended October 31, 2002, 2001, 2000 and 1999, given on the authority of said firms as experts in accounting and auditing.

                                     PART 2

                      STATEMENT OF ADDITIONAL INFORMATION

     The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

     PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN
PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

  SHORT-TERM TRADING

     In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

  SHORT SALES

     A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

  LOWER-RATED DEBT SECURITIES

     Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

          1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

          2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

          3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

          4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

     In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

  SMALL COMPANIES

     Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

  COMMON STOCK, PREFERRED STOCK AND WARRANTS

     Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

  FOREIGN SECURITIES

     The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

     The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

     The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

  OTHER INVESTMENT COMPANIES

     The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

     Exchange-Traded Funds ("ETFS"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

     ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

     The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

  ZERO COUPON SECURITIES (ZEROS)

     The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

  STEP COUPON BONDS (STEPS)

     The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

  TENDER OPTION BONDS

     A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

  PAY-IN-KIND (PIK) SECURITIES

     The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

  MONEY MARKET INSTRUMENTS

     Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

     Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

     Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.fb

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

     In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

     Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

     Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

  STRIPPED OBLIGATIONS

     To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

  MUNICIPAL SECURITIES

     Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain Funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

     Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

     There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

     Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

     Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

     The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

  PRIVATE ACTIVITY BONDS

     The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  MUNICIPAL LEASE OBLIGATIONS

     Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

     Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

  SECURITIES LOANS

     The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

  INTERFUND BORROWING AND LENDING

     The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

  FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

     The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

  MORTGAGE DOLLAR ROLLS

     In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

  REITS

     The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

  MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

  NON-AGENCY MORTGAGE-BACKED SECURITIES

     The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

  ASSET-BACKED SECURITIES

     Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

     Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly

"disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

  REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

  REVERSE REPURCHASE AGREEMENTS

     In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

  LINE OF CREDIT

     The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

  OPTIONS ON SECURITIES

     Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

     The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

     The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

     If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

     Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

     Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     Over-the-Counter (OTC) Options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in
(i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

     Risk Factors in Options Transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

     When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

     The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

     A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

     Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

     Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

  FUTURES CONTRACTS AND RELATED OPTIONS

     Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

     A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

     Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

     The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

     The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     Options on Futures Contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

     Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

     In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

     Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

     There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

     Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

     Options on Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

     Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

  SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

     The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

  EQUITY SWAPS

     The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     Risk Factors in Equity Swap Transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

  FOREIGN CURRENCY TRANSACTIONS

     The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

     The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

     Currency Forward and Futures Contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Currency Options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

     The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

     The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

     The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

     There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Settlement Procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

  PARTICIPATION INTERESTS

     The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

  STAND-BY COMMITMENTS

     When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

     The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

  VARIABLE AND FLOATING RATE OBLIGATIONS

     Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

     If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

  INVERSE FLOATERS

     Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

  RULE 144A SECURITIES

     The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

  CONVERTIBLE SECURITIES

     Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

  GUARANTEED INVESTMENT CONTRACTS

     Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

     The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

  BANK INVESTMENT CONTRACTS

     Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

  LOAN PARTICIPATIONS

     Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

  STRUCTURED INVESTMENTS

     Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

     Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

     Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

  YANKEE OBLIGATIONS

     Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

  AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

     American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

  TEMPORARY CASH BALANCES

     The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

     In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

     Federal Taxes. The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

     To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

     Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Funds that Invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

     Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

     Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. In anticipation of the enactment of technical corrections legislation, the Internal Revenue Service has announced that it will treat the 120-day and 180-day holding periods as though they have already been extended by such legislation to 121 days and 181 days, respectively. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

     In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

     Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

     Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

     A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

     Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

     Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Under recently promulgated Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

     Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct tax identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

     Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

     Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     Foreign Currency-Denominated Securities and Related Hedging
Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

     Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

     Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

     Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

     Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

     No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

     Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

     The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

     The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

  GENERATION-SKIPPING TRANSFER TAXES

     If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2004, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (48% for gifts made in 2004) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

  INCOME TAXES

     The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

     Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

     If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

     When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

  CONSULTATION WITH QUALIFIED ADVISOR

     Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS

     The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

     In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

  TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

     The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                       YEAR FIRST                                   IN FUND
                                       ELECTED OR                                   COMPLEX
                          POSITION     APPOINTED       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS AND AGE    WITH FUNDS   TO OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE     OTHER DIRECTORSHIPS HELD
---------------------    ----------   ------------     -----------------------     ----------     ------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker         Trustee         1996       Executive Vice President --     118        Orbitz, Inc. (on-line travel
(Age 48)                                             Strategy of United Airlines                company)
P.O. Box 66100                                       (airline) since December,
Chicago, IL 60666                                    2002 (formerly President of
                                                     UAL Loyalty Services
                                                     (airline) from September,
                                                     2001 to December, 2002;
                                                     Executive Vice President and
                                                     Chief Financial Officer of
                                                     United Airlines from March,
                                                     1999 to September, 2001;
                                                     Senior Vice
                                                     President -- Finance from
                                                     March, 1993 to July, 1999).
Janet Langford Kelly      Trustee         1996       Private Investor since          118        None
(Age 46)                                             March, 2004 (formerly Chief
9534 W. Gull Lake Drive                              Administrative Officer and
Richland, MI 49083-8530                              Senior Vice President, Kmart
                                                     Holding Corporation
                                                     (consumer goods), from
                                                     September, 2003 to March,
                                                     2004; Executive Vice
                                                     President -- Corporate
                                                     Development and
                                                     Administration, General
                                                     Counsel and Secretary,
                                                     Kellogg Company (food
                                                     manufacturer), from
                                                     September, 1999 to August,
                                                     2003; Senior Vice President,
                                                     Secretary and General
                                                     Counsel, Sara Lee
                                                     Corporation (branded,
                                                     packaged, consumer-products
                                                     manufacturer) from January,
                                                     1995 to September, 1999).
Richard W. Lowry (Age     Trustee         1995       Private Investor since         120(3)      None
68)                                                  August, 1987 (formerly
10701 Charleston Drive                               Chairman and Chief Executive
Vero Beach, FL 32963                                 Officer, U.S. Plywood
                                                     Corporation (building
                                                     products manufacturer).

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                       YEAR FIRST                                   IN FUND
                                       ELECTED OR                                   COMPLEX
                          POSITION     APPOINTED       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS AND AGE    WITH FUNDS   TO OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE     OTHER DIRECTORSHIPS HELD
---------------------    ----------   ------------     -----------------------     ----------     ------------------------
DISINTERESTED TRUSTEES
Charles R. Nelson         Trustee         1981       Professor of Economics,         118        None
(Age 61)                                             University of Washington,
Department of Economics                              since January, 1976; Ford
University of                                        and Louisa Van Voorhis
Washington                                           Professor of Political
Seattle, WA 98195                                    Economy, University of
                                                     Washington, since September,
                                                     1993 (formerly Director,
                                                     Institute for Economic
                                                     Research, University of
                                                     Washington from September,
                                                     2001 to June, 2003) Adjunct
                                                     Professor of Statistics,
                                                     University of Washington,
                                                     since September, 1980;
                                                     Associate Editor, Journal of
                                                     Money Credit and Banking,
                                                     since September, 1993;
                                                     consultant on econometric
                                                     and statistical matters.
John J. Neuhauser         Trustee         1985       Academic Vice President and   121(3,4)     Saucony, Inc. (athletic
(Age 61)                                             Dean of Faculties since                    footwear)
84 College Road                                      August, 1999, Boston College
Chestnut Hill, MA                                    (formerly Dean, Boston
02467-3838                                           College School of Management
                                                     from September, 1977 to
                                                     September, 1999).
Patrick J. Simpson        Trustee         2000       Partner, Perkins Coie L.L.P.    118        None
(Age 59)                                             (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Thomas E. Stitzel (Age    Trustee         1998       Business Consultant since       118        None
68)                                                  1999 (formerly Professor of
2208 Tawny Woods Place                               Finance from 1975 to 1999,
Boise, ID 83706                                      College of Business, Boise
                                                     State University); Chartered
                                                     Financial Analyst.
Thomas C. Theobald        Trustee         1996       Managing Director, William      118        Anixter International
(Age 67)(5)                 and                      Blair Capital Partners                     (network support equipment
227 West Monroe Street,   Chairman                   (private equity investing)                 distributor); Ventas, Inc.
Suite 3500                 of the                    since September, 1994.                     (real estate investment
Chicago, IL 60606          Board                                                                trust); Jones Lang LaSalle
                                                                                                (real estate management
                                                                                                services) and MONY Group
                                                                                                (life insurance)
Anne-Lee Verville         Trustee         1998       Retired since 1997 (formerly   119(4)      Chairman of the Board of
(Age 58)                                             General Manager, Global                    Directors, Enesco Group,
359 Stickney Hill Road                               Education Industry, IBM                    Inc. (designer, importer and
Hopkinton, NH 03229                                  Corporation (computer and                  distributor of giftware and
                                                     technology) from 1994 to                   collectibles)
                                                     1997).
Richard L. Woolworth      Trustee         1991       Retired since December 2003     118        Northwest Natural Gas Co.
(Age 63)                                             (formerly Chairman and Chief               (natural gas service
100 S.W. Market Street                               Executive Officer, The                     provider)
#1500                                                Regence Group (regional
Portland, OR 97207                                   health insurer); Chairman
                                                     and Chief Executive Officer,
                                                     BlueCross BlueShield of
                                                     Oregon; Certified Public
                                                     Accountant, Arthur Young &
                                                     Company)

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                       YEAR FIRST                                   IN FUND
                                       ELECTED OR                                   COMPLEX
                          POSITION     APPOINTED       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS AND AGE    WITH FUNDS   TO OFFICE(1)      DURING PAST FIVE YEARS     BY TRUSTEE     OTHER DIRECTORSHIPS HELD
---------------------    ----------   ------------     -----------------------     ----------     ------------------------
INTERESTED TRUSTEE
William E. Mayer(2)       Trustee         1994       Managing Partner, Park         120(3)      Lee Enterprises (print
(Age 64)                                             Avenue Equity Partners                     media), WR Hambrecht + Co.
399 Park Avenue                                      (private equity) since                     (financial service
Suite 3204                                           February, 1999 (formerly                   provider); First Health
New York, NY 10022                                   Founding Partner,                          (healthcare); Reader's
                                                     Development Capital LLC from               Digest (publishing);
                                                     November 1996 to February,                 OPENFIELD Solutions (retail
                                                     1999).                                     industry technology
                                                                                                provider)

---------------

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined in Part 1 of this SAI) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds (as defined in Part 1 of this SAI).

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                               YEAR FIRST
                                               ELECTED OR
                                   POSITION     APPOINTED
NAME, ADDRESS AND AGE             WITH FUNDS    TO OFFICE    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------             ----------   ----------    ----------------------------------------------
OFFICERS
J. Kevin Connaughton              President    2004          President of the Columbia Funds, Liberty Funds
(Age 39)                          and          (President)   and Stein Roe Funds since February, 2004;
One Financial Center              Treasurer    2000          Treasurer of the Columbia Funds since October,
Boston, MA 02111                               (Treasurer)   2003 and of the Liberty Funds, Stein Roe Funds
                                                             and All-Star Funds since December, 2000; Vice
                                                             President of the Advisor since April, 2003
                                                             (formerly Chief Accounting Officer and
                                                             Controller of the Liberty Funds and All-Star
                                                             Funds from February, 1998 to October, 2000);
                                                             Treasurer of the Galaxy Funds since September,
                                                             2002; Treasurer, Columbia Management Multi-
                                                             Strategy Hedge Fund, LLC since December, 2002
                                                             (formerly Vice President of Colonial
                                                             Management Associates, Inc. from February,
                                                             1998 to October, 2000).

                                               YEAR FIRST
                                               ELECTED OR
                                   POSITION     APPOINTED
NAME, ADDRESS AND AGE             WITH FUNDS    TO OFFICE    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------             ----------   ----------    ----------------------------------------------
OFFICERS
Mary Joan Hoene                   Senior       2004          Senior Vice President and Chief Compliance
(Age 54)                          Vice                       Officer of the Columbia Funds, Liberty Funds
2 Wall Street                     President                  and Stein Roe Funds since August, 2004; Chief
New York, NY 10005                and Chief                  Compliance Officer of All-Star Funds since
                                  Compliance                 August, 2004 (formerly Partner, Carter,
                                  Officer                    Ledyard & Milburn LLP from January, 2001 to
                                                             August, 2004; Counsel, Carter, Ledyard &
                                                             Milburn LLP from November, 1999 to December,
                                                             2000; Vice President and Counsel from April,
                                                             1998 to November, 1999, Equitable Life
                                                             Assurance Society of the United States).
Michael G. Clarke                 Controller   2004          Controller of the Columbia Funds, Liberty
(Age 34)                                                     Funds, Stein Roe Funds and All-Star Funds
One Financial Center                                         since May, 2004 (formerly Assistant Treasurer
Boston, MA 02111                                             from June, 2002 to May, 2004; Vice President,
                                                             Product Strategy & Development of the Liberty
                                                             Funds and Stein Roe Funds from February, 2001
                                                             to June, 2002; Assistant Treasurer of the
                                                             Liberty Funds, Stein Roe Funds and the
                                                             All-Star Funds from August, 1999 to February,
                                                             2001; Audit Manager, Deloitte & Touche LLP
                                                             from May, 1997 to August, 1999).
David A. Rozenson                 Secretary    2003          Secretary of the Columbia Funds, Liberty
(Age 50)                                                     Funds, Stein Roe Funds and All-Star Funds
One Financial Center                                         since December, 2003; Senior Counsel, Bank of
Boston, MA 02111                                             America Corporation (formerly FleetBoston
                                                             Financial Corporation) since January, 1996;
                                                             Associate General Counsel, Columbia Management
                                                             Group since November, 2002.

  Trustee Positions

     As of December 31, 2003, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

  Approving the Investment Advisory Contract

     In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

     The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

     The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds -- Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds -Portfolio Transactions."

     The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

     In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in

U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

     Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

  General

     Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Neuhauser and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

     The Trustees serve as trustees of all open-end Funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting. The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

     The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

     The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

  MANAGEMENT AGREEMENT

     Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the

Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

     Administration agreement (this section applies only to certain funds and their respective trusts. See "Fund Charges and Expenses" in part 1 of this SAI for information regarding your fund).

     Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

          (a) providing office space, equipment and clerical personnel;

          (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

          (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

          (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

          (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

          (f) maintaining certain books and records of each Fund.

     With respect to Columbia Money Market Fund (formerly named Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

  TRUST SERVICES AGREEMENT

     Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

  THE PRICING AND BOOKKEEPING AGREEMENT

     The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

  PORTFOLIO TRANSACTIONS

     Investment Decisions. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

     Brokerage and Research Services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

     The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

     It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

     Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

     The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

     The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

     The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

  PRINCIPAL UNDERWRITER

     CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

  INVESTOR SERVICING AND TRANSFER AGENT

     CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

  CODE OF ETHICS

     The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

  ANTI-MONEY LAUNDERING COMPLIANCE

     The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

  PROXY VOTING POLICIES

     The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

     The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

     The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

     The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

     The Advisor's' proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the twelve-month period ended June 30, 2004 will be filed with the SEC no later than August 31, 2004.

DETERMINATION OF NET ASSET VALUE

     Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

     (The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

     Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

     The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

  AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET FUND))

     Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

     Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

     See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

     The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

     The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

     The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

     Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

     CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

     Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

     CFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's Prospectus(es) and SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that CFD distributes. At its discretion, CFD may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

     The following special purchase programs/investor services may be changed or eliminated at any time.

     Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

     Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

     Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

     An exchange is generally a capital sale transaction for federal income tax purposes.

     You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

     You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

     CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

     Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

     The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

     Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

     During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                                   SEPTEMBER 30,   OCTOBER 31,   OCTOBER 31,
FUND(1)(4)                                             2003          2002(3)       2001(2)
----------                                         -------------   -----------   -----------
Columbia Asset Allocation Fund...................    $506,628       $722,543     $  914,162
Columbia Large Cap Growth Fund...................    $621,536       $872,400     $1,213,883
Columbia Disciplined Value Fund..................    $328,843       $480,502     $  585,821
Columbia Large Cap Core Fund.....................    $484,124       $666,709     $  634,076
Columbia International Equity Fund...............    $107,527       $151,816            N/A
Columbia Small Cap Fund..........................    $318,591       $316,465     $  258,937
Columbia Small Company Equity Fund...............    $156,029       $201,135     $  258,937
Columbia Dividend Income Fund....................    $      0       $ 24,133     $   20,192

---------------

(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $26,074, $29,123, $5,541, $8,298 and $47,211, respectively, for the Asset
    Allocation Fund, Large Cap Fund, Dividend Fund, Value Fund and Growth Fund.

(3) Expense reimbursements for the fiscal year ended October 31, 2002 were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively for the Asset
    Allocation Fund, Growth Fund, International Fund, Small Company Fund and Dividend Fund.

(4) The Funds changed their fiscal year end from October 31 to September 30 in 2003.

                                                        SIX MONTHS
                                                          ENDED
                                            APRIL 30,   APRIL 30,    OCTOBER 31,   OCTOBER 31,
FUND(1)                                       2004       2003(3)        2002         2001(2)
-------                                     ---------   ----------   -----------   -----------
Columbia Intermediate Government Income
  Fund....................................   $70,533     $36,031       $7,041        $74,395
Columbia Quality Plus Bond Fund...........   $59,667     $29,033       $5,978        $52,592

---------------

(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $8,020 and $6,988, respectively for the Government Income Fund and Quality Plus Bond Fund.

(3) The Funds changed their fiscal year end from October 31 to April 30 in 2003.

     The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

     Tax-Sheltered Retirement Plans (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/ Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

     Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

     Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

     Telephone Address Change Services. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

     Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

     Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

     Rights of Accumulation (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

          1. the current purchase; and

          2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

     CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

     Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

     During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

     If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

     If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

     Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

     Reinstatement Privilege. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

     Privileges of Columbia Employees or Financial Service Firms (In this Section, the "Advisor" Refers to Columbia Management Advisors, Inc. in its Capacity as the Advisor or Administrator to Certain Funds). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

     Privileges of Columbia Acorn Funds (Formerly Named Liberty Acorn Funds) Shareholders. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

     Fee-Based Compensation Arrangements. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

     Waiver of Initial Sales Charges (Class A and Class T Shares). Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

     - Galaxy Fund shareholders prior to December 1, 1995; and

     - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

     Class T share sales charges are waived for the following categories of investors:

     - Galaxy Fund shareholders prior to December 1, 1995;

     - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

     - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

     Waiver of Contingent Deferred Sales Charges (CDSCS). (In this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its capacity as the Advisor or Administrator to certain funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

          1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account,
     (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

          2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor
     Services -- Systematic Withdrawal Plan."

          3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

          4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

          5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

          6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

          7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

     The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

     Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

     To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the

Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

     FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

     Systematic Withdrawal Plan (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

     A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

     A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges.

     For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

     SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

     A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

     The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

     Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

     Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

     Checkwriting (In this section, the "Advisor" refers to Columbia Management Advisors, Inc. Its capacity as the Advisor or Administrator of certain funds) (Available only on the Class A and Z shares of certain Funds). Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

     Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

     Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

  INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

     The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

     Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                REALLOWANCE TO DEALERS     REALLOWANCE TO DEALERS
                                               AS A % OF OFFERING PRICE   AS A % OF OFFERING PRICE
                                                     PER SHARE --               PER SHARE --
AMOUNT OF TRANSACTION                                 BOND FUNDS                EQUITY FUNDS
---------------------                          ------------------------   ------------------------
Less than $50,000............................            4.25                       5.00
$50,000 but less than $100,000...............            3.75                       3.75
$100,000 but less than $250,000..............            2.75                       2.75
$250,000 but less than $500,000..............            2.00                       2.00
$500,000 but less than $1,000,000............            1.75                       1.75
$1,000,000 and over..........................            0.00                       0.00

     The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

     Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

     Information applicable to certain Class G shares received by former Galaxy Fund Retail B shareholders in connection with the Galaxy/Liberty reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       5.00
Through second year.........................................       4.00
Through third year..........................................       3.00
Through fourth year.........................................       3.00
Through fifth year..........................................       2.00
Through sixth year..........................................       1.00
Longer than six years.......................................       None

     Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

     The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       5.50
Through second year.........................................       5.00
Through third year..........................................       4.00
Through fourth year.........................................       3.00
Through fifth year..........................................       2.00
Through sixth year..........................................       1.00
Through the seventh year....................................       None
Longer than seven years.....................................       None

     If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

     Class G shares purchased after the Galaxy/Liberty reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

     Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- (i) eight years after the beginning of the calendar month in which the reinvestment occurred or
(ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

  INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

     Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

     The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

  SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       5.00
Through second year.........................................       4.00
Through third year..........................................       3.00
Through fourth year.........................................       3.00
Through fifth year..........................................       2.00
Through sixth year..........................................       1.00
Longer than six years.......................................       0.00

     Automatic conversion to Class A shares occurs eight years after purchase.

     The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

  INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

     Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

     Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

     Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

     Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

     Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Consult CFS before requesting an exchange.

     If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

     By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

     A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

     Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

     Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

     An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

     A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

     The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

     As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

     At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

                                   APPENDIX I

                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

     The following descriptions are applicable to municipal bond funds:

     AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

     A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

     BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

     BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI rating is reserved for income bonds on which no interest is being paid.

     D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

     SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

     Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

     S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

     The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

     The following descriptions are applicable to equity and taxable bond funds:

     AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC bonds are currently highly vulnerable to nonpayment.

     C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

     D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

     Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

     Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

     A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

     Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

     MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

     Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

     VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Highest Quality
     Prime-2 Higher Quality
     Prime-3 High Quality

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

     The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

     AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

     A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

     BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

     BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                                  APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

     All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds(1) and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

     CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the proxy committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

     CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

  I.  ACCOUNT POLICIES

     Except as otherwise directed by the client, CMA shall vote as follows:

  SEPARATELY MANAGED ACCOUNTS

     CMA shall vote proxies on securities held in its separately managed accounts.

  COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

     CMA shall vote proxies on securities held in the trust pools.

  CMG FAMILY FUNDS/CMA FUND TRUST

     CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

  COLUMBIA PRIVATE PORTFOLIO

     CMA shall vote proxies on securities held in its separately managed accounts.

---------------

     (1)A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

                      (This Page Intentionally Left Blank)

  II. PROXY COMMITTEE

     CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

     The Proxy Committee's functions shall include, in part,

          (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in iii (A) below or which proposals require special consideration under iii
              (B) below,

          (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

          (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

          (d) development and modification of Voting Procedures as it deems appropriate or necessary.

     In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. in addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. in the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

     In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

     The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

  III. VOTING GUIDELINES

     In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

  A.  THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

  1.  Matters Relating to the Board of Directors/Corporate Governance

     CMA generally will vote FOR:

     - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

      However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

      On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

     - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

     - Proposals to declassify boards.

     - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

     - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

     - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

     - Proposals that restore shareholder ability to remove directors with or without cause.

     - Proposals that encourage directors to own a minimum amount of stock.

     - Proposals to permit shareholders to elect directors to fill board vacancies.

     - Proposals for the company to adopt confidential voting.

     CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

     CMA generally will vote AGAINST:

     - Proposals to classify boards.

     - Proposals that give management the ability to alter the size of the board without shareholder approval.

     - Proposals that provide directors may be removed only by supermajority vote.

     - Proposals which allow more than one vote per share in the election of directors.

     - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

     - Shareholder proposals that mandate a minimum amount of stock that directors must own.

     - Shareholder proposals to limit the tenure of outside directors.

  2.  Compensation

     CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

     CMA generally will vote FOR:

     - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

     - Shareholder proposals asking a company to expense stock options.

     - Shareholder proposals to put option repricings to a shareholder vote.

     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

     CMA generally will vote AGAINST:

     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

  3.  Capitalization

     CMA generally will vote FOR:

     - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     - Proposals to reduce or change the par value of common stock.

     - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

     CMA generally will vote AGAINST:

     - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

  4.  Mergers, Restructurings and Other Transactions

     CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

  5.  Anti-Takeover Measures

     CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

     POISON PILLS

     - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

     GREENMAIL

     - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

     SUPERMAJORITY VOTE

     - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

     - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

  6.  Other Business Matters

     CMA generally will vote FOR

     - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

     - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

     - Proposals to approve a change in the company's name.

     - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

     - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

     CMA generally will vote AGAINST:

     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     - Authorization to transact other unidentified, substantive business at a meeting.

     - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

     - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

     - Proposals to vote unmarked proxies in favor of management.

  B.  ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

     A PORTFOLIO MANAGER, SUB-ADVISER OR OTHER PARTY INVOLVED WITH A CLIENT'S OR FUND'S ACCOUNT MAY CONCLUDE THAT THE INTEREST OF THE CLIENT OR FUND REQUIRES THAT A PROXY BE VOTED ON A PROPOSAL IN A MANNER THAT DIFFERS FROM THE PREDETERMINED PROXY VOTING POLICY. IN THIS SITUATION, HE OR SHE SHALL REQUEST THAT THE PROXY COMMITTEE CONSIDER VOTING THE PROXY ON THE PROPOSAL OTHER THAN ACCORDING TO THE PREDETERMINED POLICY PROVIDED IN III (A) ABOVE. IF ANY PERSON (OR ENTITY) REQUESTS THE PROXY COMMITTEE (OR ANY OF ITS MEMBERS) TO VOTE A PROXY OTHER THAN ACCORDING TO THE PREDETERMINED POLICY, THAT PERSON SHALL FURNISH TO THE PROXY COMMITTEE A WRITTEN EXPLANATION OF THE REASONS FOR THE REQUEST AND A DESCRIPTION OF THE PERSON'S (OR ENTITY'S) RELATIONSHIP WITH THE PARTY PROPOSING THE MATTER TO SHAREHOLDERS.

     THE PROXY COMMITTEE MAY VARY FROM THE PREDETERMINED POLICY IF IT DETERMINES THAT VOTING ON THE PROPOSAL ACCORDING TO THE PREDETERMINED POLICY WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES OR TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC

RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS. IN DETERMINING THE VOTE ON ANY PROPOSAL, THE PROXY COMMITTEE SHALL NOT CONSIDER ANY BENEFIT OTHER THAN BENEFITS TO THE OWNER OF THE SECURITIES TO BE VOTED.

  C.  PROPOSALS REQUIRING SPECIAL CONSIDERATION

     THE FOLLOWING PROPOSALS REQUIRE INDIVIDUAL, SPECIAL CONSIDERATION. THE PROXY COMMITTEE WILL DETERMINE HOW PROXIES RELATED TO EACH OF THESE PROPOSALS WILL BE VOTED. THE PROXY COMMITTEE SHALL DETERMINE TO VOTE AGAINST ANY SUCH PROPOSAL WHICH WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES OR TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS IN DETERMINING THE VOTE ON ANY PROPOSAL, THE PROXY COMMITTEE SHALL NOT CONSIDER ANY BENEFIT OTHER THAN BENEFITS TO THE OWNER OF THE SECURITIES TO BE VOTED.

          1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

          2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

          3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

          4. Proxies of International Issuers Which Block Securities Sales Between the Time a Shareholder Submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

          5. Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

          6. Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

          7. Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

          8. Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

     If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

  IV.  VOTING PROCEDURES

     The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

     - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

     - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible "clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible "clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

                              THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                              YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

                              INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

                              IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX, YOU SHOULD NOT MAIL YOUR PROXY CARD.

                              VOTE BY INTERNET:

                                - READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

                                -  GO TO HTTPS://VOTE.PROXY-DIRECT.COM AND
                                   FOLLOW THE ON SCREEN DIRECTIONS.

                              VOTE BY TELEPHONE:

                                - READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

                                - WHEN YOU ARE READY TO VOTE, CALL TOLL FREE 1-866-241-6192.

                                - FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST YOUR VOTE.

                              VOTE BY FAX:

                                - FAX YOUR EXECUTED PROXY TO US TOLL FREE AT 1-888-796-9932 ANYTIME.

                              IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL 1-866-270-3134 FROM 9:00 A.M. TO 11:00 P.M. EDT
                              MONDAY THROUGH FRIDAY, AND SATURDAYS FROM 12:00 TO 6:00 P.M.

                              YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER
                              ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES TO BE COUNTED.


                  Please detach at perforation before mailing.


COLUMBIA MANAGEMENT.                                                       PROXY
                            COLUMBIA FUNDS TRUST III
                         COLUMBIA CONTRARIAN INCOME FUND
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Robert J. Fitzpatrick, Vincent Pietropaolo, Michelle H. Rhee and Mark A. Wentzien as proxies of the signers, with full power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on February 16, 2005 and at any adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            999 9999 9999 999
                            ----------------------------------------------------

                            NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ----------------------------------------------------
                            Shareholder sign here

                            ----------------------------------------------------
                            Co-owner sign here

                            ----------------------------------------------------
                            Date                                      CMM_14704B


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!











                  Please detach at perforation before mailing.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                          FOR   AGAINST  ABSTAIN

1.   Proposal to approve an Agreement and Plan of         [ ]    [ ]       [ ]
     Reorganization with respect to the acquisition of Columbia Contrarian Income Fund by Columbia
     Quality Plus Bond Fund.


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]

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